                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                              File No. 002-10765
                                                              File No. 811-00249

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

         Pre-Effective Amendment No.                                         / /

         Post-Effective Amendment No.    122                                 /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

         Amendment No.     122

                          DELAWARE GROUP EQUITY FUNDS I
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               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

     David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
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                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            January 30, 2008

It is proposed that this filing will become effective:

    / /     immediately upon filing pursuant to paragraph (b)
-----------
    /X/     on January 30, 2008 pursuant to paragraph (b)
-----------
    / /     60 days after filing pursuant to paragraph (a)(1)
-----------
    / /     on (date) pursuant to paragraph (a)(1)
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    / /     75 days after filing pursuant to paragraph (a)(2)
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    / /     on (date) pursuant to paragraph (a)(2) of Rule 485.
-----------

If appropriate:

    / /        This post-effective amendment  designates  a new  effective  date for a previously filed post-effective amendment.

The Registrant is filing this Post-Effective Amendment for the purpose of adding a new series of shares,  designated  as the  Delaware  Mid Cap Value  Fund.  The prospectuses  and  statement  of  additional  information  relating to the other series of the Registrant are not amended or superseded hereby.

                             --- C O N T E N T S ---

This  Post-Effective  Amendment  No.  122 to  Registration  File  No.  002-10765
includes the following:

1.       Facing Page

2.       Contents Page

3.       Part A - Prospectuses

4.       Part B - Statement of Additional Information

5.       Part C - Other Information

6.       Signatures

7.       Exhibits

                                             Delaware
                                             Investments(R)
                                             A member of Lincoln Financial Group
VALUE-EQUITY

Prospectus        JANUARY 30, 2008

                           DELAWARE MID CAP VALUE FUND
                           CLASS A o CLASS C o CLASS R

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   OR  PASSED  UPON  THE   ADEQUACY  OF  THIS   PROSPECTUS,   AND  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund profile                                                   page 3
Delaware Mid Cap Value Fund

How we manage the Fund                                         page 6
Our investment strategies                                           6
The securities we typically invest in                               7
The risks of investing in the Fund                                  9
Disclosure of portfolio holdings information                        9

Who manages the Fund                                          page 10
Investment manager                                                 10
Portfolio managers                                                 10
Manager of managers structure                                      10
Who's who?                                                         12

About your account                                            page 14
Investing in the Fund                                              14
   Choosing a class share                                          14
   Dealer compensation                                             16
Payments to intermediaries                                         16
How to reduce your sales charge                                    17
Waivers of Contingent Deferred Sales Charges                       19
How to buy shares                                                  21
Fair valuation                                                     23
Retirement plans                                                   23
Document delivery                                                  23
How to redeem shares                                               25
Account minimums                                                   25
Special services                                                   25
Frequent trading of Fund shares                                    26
Dividends, distributions, and taxes                                28
Certain management considerations                                  29

Financial highlights                                          page 29

Contact information                                           page 30

Additional information                                     Back cover

                                       2

Profile: Delaware Mid Cap Value Fund

Delaware  Mid Cap Value Fund is available  only to certain  residents of certain states.

What is the Fund's objective?
The Delaware Mid Cap Value Fund seeks  capital  appreciation.  Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in investments of medium-sized  companies whose stock prices appear low relative to their underlying value or future  potential.  Among other factors,  we consider the financial strength of a company,  its management,  the prospects for its industry,  and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our  individual  stock  selection,  seeking  companies that we believe have a sustainable ability to buy back shares,  lower debt, and/or increase or initiate dividends.  Under  normal  circumstances,  at least 80% of the Fund's net assets will be in investments  of  medium-sized  companies  (the 80% policy).  The Fund
considers   medium-sized   companies   to  be  those   companies   whose  market
capitalizations fall within the range represented in the Russell  Midcap(R)Value
Index at the  time of the  Fund's  investment.  As of  December  31,  2007,  the smallest  company  included  in the  Index had a market  capitalization  of $479
million   and  the  largest   company   included  in  the  Index  had  a  market
capitalization of $42.1 billion.

The Fund's 80% policy can be  changed  without  shareholder  approval.  However, shareholders will be given notice at least 60 days prior to any change.

What are the main risks of investing  in the Fund?  Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time,  the value of your  investment in the Fund will increase and decrease  according  to  changes  in the value of the  securities  in the Fund's portfolio.  This Fund will be affected by declines in stock prices,  which could be caused by a drop in the stock  market  or poor  performance  from  particular companies or  industries.  In  addition,  Delaware Mid Cap Value Fund invests in small-sized or medium-sized companies.  These companies may involve greater risk due to their size, narrow product lines or limited financial resources.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page 9.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed  by the Federal  Deposit  Insurance  Corporation  (FDIC) or any other government agency.

Who should invest in the Fund

o    Investors with long-term financial goals
o    Investors seeking an investment primarily in common stocks
o    Investors  seeking  exposure to the capital  appreciation  opportunities of medium-sized companies

Who should not invest in the Fund
o    Investors with short-term financial goals
o    Investors whose primary goal is current income
o    Investors  who are  unwilling to accept  share  prices that may  fluctuate, sometimes significantly, over the short term

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

                                       3

How has Delaware Mid Cap Value Fund performed?

There is no  performance  information  for the Fund because the Fund had not yet commenced operations as of the date of this Prospectus.

What are the Fund's fees and expenses?

-------------------------------- ------------------------------- --------- ---------- -------
Sales charges are fees paid      CLASS                                  A          C       R
directly from your investments   ------------------------------- --------- ---------- -------
when you buy or sell shares of   Maximum sales charge (load)
the Fund.  You do not pay        imposed on purchases as a
sales charges when you buy or    percentage of offering price       5.75%       none    none
sell Class R shares.             ------------------------------- --------- ---------- -------
                                 Maximum contingent deferred
                                 sales charge (load) as a
                                 percentage of original
                                 purchase price or redemption
                                 price, whichever is lower         none(1)   1.00%(2)    none
                                 ------------------------------- --------- ---------- -------
                                 Maximum sales charge (load)
                                 imposed on reinvested
                                 dividends                           none       none    none
                                 ------------------------------- --------- ---------- -------
                                 Redemption fees                     none       none    none
                                 ------------------------------- --------- ---------- -------
                                 Exchange fees(3)                    none       none    none
-------------------------------- ------------------------------- --------- ---------- -------

-------------------------------- ------------------------------- --------- ---------- --------
Annual fund operating expenses   CLASS                                  A          C       R
are deducted from the Fund's     ------------------------------- --------- ---------- -------
assets.                          Management fees(4)                 0.75%      0.75%   0.75%
                                 ------------------------------- --------- ---------- -------
                                 Distribution and service
                                 (12b-1)fees(4)                     0.30%      1.00%    0.60%
                                 ------------------------------- --------- ---------- -------
                                 Other expenses(5)                  0.34%      0.34%    0.34%
                                 ------------------------------- --------- ---------- -------
                                 Total annual fund operating
                                 expenses                           1.39%      2.09%    1.69%
-------------------------------- ------------------------------- --------- ---------- -------

-------------------------------- --------- ------ ------- --------------- -------
This example is intended to      CLASS         A       C               C       R
help you compare the cost of                               (if redeemed)
investing in the Fund to the     --------- ------ ------- --------------- -------
cost of investing in other       1 year     $708    $212            $312    $172
mutual funds with similar        --------- ------ ------- --------------- -------
investment objectives. We show   3 years    $990    $655            $655    $533
the cumulative amount of Fund    --------- ------ ------- --------------- -------
expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.  The Fund's actual rate
of return may be greater or
less than the hypothetical 5%
return we use here. This
example assumes that the
Fund's total operating
expenses remain unchanged in
each of the periods shown.
This is an example only, and
does not represent future
expenses, which may be greater
or less than those shown here.

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(1)  A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission,  a contingent deferred sales charge (CDSC) will apply to  redemptions  made  within  two years of  purchase.  Additional  Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2)  Class C shares  redeemed within one year of purchase are subject to a 1.00%
     CDSC.
(3)  Exchanges are subject to the  requirements of each Delaware  Investments(R)
     Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

                                       4

(4)  The investment  manager (Manager) has voluntarily  agreed to waive all or a portion  of its  investment  advisory  fees and pay/or  reimburse  expenses
     (excluding  any 12b-1  plan  expenses,  taxes,  interest,  inverse  floater program expenses,  brokerage fees, certain insurance costs, and non-routine expenses  or costs,  including,  but not  limited  to,  those  relating  to reorganizations,  litigation,  certain  Trustee  retirement  plan expenses,
     conducting   shareholder   meetings,   and   liquidations    (collectively,
     "non-routine  expenses"))  in order to prevent total annual fund  operating expenses from  exceeding  1.00% of the Fund's  average daily net assets and the Fund's distributor,  Delaware  Distributors,  L.P.  (Distributor),  has
     voluntarily  agreed to waive all 12b-1  fees.  These  expense  waivers  and reimbursements  may be discontinued at any time because they are voluntary, and they apply only to expenses  paid  directly  by the Fund.  The fees and expenses  shown in the table above do not reflect the voluntary  caps.  The following  table  shows the Fund's  operating  expenses  and  reflects  the
     Manager's and the Distributor's voluntary fee waivers.

        ------------------------------------------ -------- -------- ---------
        CLASS                                            A        C         R
        ------------------------------------------ -------- -------- ---------
        Management fees(4)                           0.66%    0.66%     0.66%
        ------------------------------------------ -------- -------- ---------
        Distribution and service (12b-1) fees(4)     0.00%    0.00%     0.00%
        ------------------------------------------ -------- -------- ---------
        Other expenses(5)                            0.34%    0.34%     0.34%
        ------------------------------------------ -------- -------- ---------
        Total net annual fund operating expenses     1.00%    1.00%     1.00%
        ------------------------------------------ -------- -------- ---------

(5)  "Other expenses" are based on estimates for the current fiscal year.

                                       5

How we manage the Fund

Our investment strategies

We research  individual  companies and analyze  economic and market  conditions, seeking to identify  the  securities  or market  sectors that we believe are the best  investments  for the  Fund.  The  following  are  descriptions  of how the portfolio management team pursues the Fund's investment goal.

     We  take  a  disciplined   approach  to  investing,   combining  investment
     strategies  and  risk  management  techniques  that  we  believe  can  help shareholders meet their goals.

We strive to identify medium-sized companies that we believe offer above-average opportunities  for  long-term  price  appreciation  because  their current stock prices do not appear to accurately  reflect the companies'  underlying  value or future earnings potential.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value, or cash flow.
Companies  may be  undervalued  for many  reasons.  They may be unknown to stock analysts,  they may have experienced poor earnings,  or their industry may be in the midst of a period of weak growth.

We will carefully  evaluate the financial  strength of a company,  the nature of its  management,  any  developments  affecting  the  company  or  its  industry, anticipated new products or services,  possible  management  changes,  projected takeovers,  or technological  breakthroughs.  Using this extensive analysis, our goal is to pinpoint the  companies  within the universe of  undervalued  stocks, whose true value is likely to be  recognized  and  rewarded  with a rising stock price in the future.

The Fund's investment  objective is  non-fundamental.  This means that the Board may change the Fund's objective without obtaining  shareholder  approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

                                       6

The securities we typically invest in

Stocks  offer  investors  the  potential  for capital  appreciation  and may pay dividends as well. Please see the Statement of Additional  Information (SAI) for
additional  information  about the securities  described  below as well as other securities in which the Fund may invest.

--------------------------------------------------------------------------------
Common stocks
--------------------------------------------------------------------------------
Securities  that represent  shares of ownership in a  corporation.  Stockholders participate in the corporation's  profits  proportionate to the number of shares they own.

How we use them: We will  generally  invest 90% to 100% of the Fund's net assets in common stocks.
--------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
--------------------------------------------------------------------------------
Receipts  issued by a U.S.  depositary  (usually a U.S.  bank) that represent an ownership interest in an underlying security that is held by the depositary.  An
ADR  entitles  the  holder to all  dividends  and  capital  gains  earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.

How we use them:  We may hold an  unlimited  amount  of ADRs  that are  actively traded  in the U.S.  when we  believe  they  offer  greater  value  and  greater appreciation potential than U.S. securities.
--------------------------------------------------------------------------------
Repurchase agreements
--------------------------------------------------------------------------------
An  agreement  between a buyer of  securities,  such as a fund,  and a seller of securities  in which the  seller  agrees  to buy the  securities  back  within a specified  time at the same price the buyer paid for them,  plus an amount equal to an agreed upon  interest  rate.  Repurchase  agreements  are often  viewed as equivalent to cash.

How  we use  them:  Typically,  we use  repurchase  agreements  as a  short-term investment for the Fund's cash position. In order to enter into these repurchase agreements,  the Fund must have  collateral  of at least 102% of the  repurchase price. We will only enter into repurchase  agreements in which the collateral is comprised of U.S. Government securities. In the investment manager's discretion, the Fund may invest overnight cash balances in short-term  discount notes issued or  guaranteed by the U.S.  government,  its agencies or  instrumentalities,  or government sponsored corporations.
--------------------------------------------------------------------------------
Restricted Securities
--------------------------------------------------------------------------------
Privately placed  securities  whose resale is restricted  under U.S.  securities laws.

How we use them: We may invest in privately placed  securities,  including those that are eligible for resale only among  certain  institutional  buyers  without registration,  which are commonly  known as "Rule 144A  Securities."  Restricted securities  that are  determined  to be  illiquid  may not exceed the Fund's 15%
limit on illiquid securities.
--------------------------------------------------------------------------------
Illiquid securities
--------------------------------------------------------------------------------
Securities  that do not have a ready  market  and cannot be easily  sold  within seven days at  approximately  the price that a fund has  valued  them.  Illiquid securities include repurchase agreements maturing in more than seven days.

How we use them:  We may invest up to 15% of the  Fund's net assets in  illiquid securities.
--------------------------------------------------------------------------------
Options
--------------------------------------------------------------------------------
Options represent a right to buy or sell securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. Certain options may be considered to be derivative securities.

How we use them: We may write call options and purchase put options on a covered basis only,  and will not engage in option writing  strategies  for  speculative purposes.

The Fund has claimed an exclusion  from the  definition  of the term  "commodity pool operator"  under the Commodity  Exchange Act (CEA) and,  therefore,  is not subject to  registration  or regulation as a commodity  pool operator  under the
CEA.
--------------------------------------------------------------------------------

We may  also  invest  in  other  securities  including  convertible  securities, warrants, preferred stocks, and bonds.

Lending securities
We may  lend up to 25% of the  Fund's  assets  to  qualified  broker/dealers  or institutional investors for their use in securities  transactions.  Borrowers of the Fund's securities must provide  collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of loaned securities.
These transactions may generate additional income for the Fund.

                                       7

Purchasing securities on a when-issued or delayed-delivery basis
We may buy or sell securities on a when-issued or  delayed-delivery  basis; that is, paying for securities before delivery or taking delivery at a later date. We will  designate  cash or  securities  in amounts  sufficient to cover the Fund's obligations, and will value the designated assets daily.

Borrowing from banks
We may borrow  money from banks as a  temporary  measure  for  extraordinary  or emergency  purposes  or to  facilitate  redemptions.  We will be required to pay interest to the lending banks on the amounts  borrowed.  As a result,  borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive  purposes,  we may hold a substantial part of the Fund's
assets  in  cash  or  cash   equivalents  or  other   high-quality,   short-term
instruments.  These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these instruments,  the Fund may be unable to achieve its investment objective.

Portfolio turnover

We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible,  however,  that portfolio turnover will be higher than expected.  A turnover rate of 100% would occur if, for example,  the Fund bought and sold all of the  securities in its  portfolio  once in the course of a year or frequently traded a single  security.  A high rate of  portfolio  turnover  in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

                                       8

The risks of investing in the Fund
Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the principal risks you assume when investing in the Fund.  Please see the SAI for a further discussion of these risks and other risks not discussed here.

--------------------------------------------------------------------------------
Market risk
--------------------------------------------------------------------------------
Market  risk is the risk that all or a majority of the  securities  in a certain market  - like the  stock or bond  market - will  decline  in value  because  of economic conditions, future expectations, or investor confidence.

How we strive to manage it: We  maintain a  long-term  investment  approach  and focus on securities  that we believe can appreciate  over an extended  period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.
--------------------------------------------------------------------------------
Security risk
--------------------------------------------------------------------------------
Security  risk is the risk  that the value of an  individual  stock or bond will decline because of changing  expectations  for the performance of the individual company issuing the stock or bond.

How we strive to manage them: We limit the amount of the Fund's assets  invested in any individual  security.  We also follow a rigorous selection process before choosing  securities  and  continually  monitor  them while  they  remain in the portfolio.
--------------------------------------------------------------------------------
Industry risk
--------------------------------------------------------------------------------
Industry risk is the risk that the value of securities in a particular  industry will  decline  because of  changing  expectations  for the  performance  of that industry.

How we strive to manage them: We limit the amount of the Fund's assets  invested in any one industry. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio
--------------------------------------------------------------------------------
Small company risk
--------------------------------------------------------------------------------
Small company risk is the risk that prices of small- and medium-sized  companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How we strive to manage it: Though we may invest in small  companies,  our focus is on medium-sized companies. We believe medium-sized companies, in general, are more stable than  smaller  companies  and involve  less risk due to their larger size, greater experience,  and more extensive financial resources.  In addition, we maintain a well-diversified  portfolio,  select stocks carefully, and monitor them  continually.
--------------------------------------------------------------------------------
Interest rate risk
--------------------------------------------------------------------------------
Interest  rate risk is the risk that  equity  securities  issued by  small-sized companies,  which  often  borrow  money  to  finance  their  operations,  may be adversely affected by rising interest rates.

How we strive to manage it: We analyze each  company's  financial  situation and its cash flow to determine the company's ability to finance future expansion and operations.  The  potential  effect that rising  interest  rates might have on a stock is taken into consideration before the stock is purchased.
--------------------------------------------------------------------------------
Liquidity risk
--------------------------------------------------------------------------------
Liquidity risk is the possibility that securities  cannot be readily sold within seven days at approximately the price that a fund has valued them.

The high  yield  secondary  market  is  particularly  susceptible  to  liquidity problems when  institutional  investors,  such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

How we strive to manage it: We limit  exposure to illiquid  securities to 15% of the Fund's net assets.
--------------------------------------------------------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                       9

Who manages the Fund

Investment manager
The Fund is managed by Delaware  Management  Company (the Manager),  a series of
Delaware  Management Business Trust, which is an indirect subsidiary of Delaware
Management  Holdings,  Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services.
For its services to the Fund, the Manager is entitled to be paid a fee of:

          0.75% of average daily net assets up to $500 million;
          0.70% of average daily net assets from $500 million to $1 billion;
          0.65% of average daily net assets from $1 billion to $2.5 billion; and
          0.60% of average daily net assets thereafter.

Because  the  Fund  had  not yet  commenced  operations  as of the  date of this prospectus,  it has not  issued  an  annual or  semiannual  shareholder  report.
Consequently,  a discussion of the basis for the Board's  approval of the Fund's investment advisory contract will be available in a future shareholder report.

Portfolio managers
Christopher S. Beck has primary  responsibility for making day-to-day investment decisions for the Fund. When making investment  decisions for the Fund, Mr. Beck regularly consults with Michael E. Hughes, Kent P. Madden, and Kelly McKee.

Christopher S. Beck, CFA, Senior Vice President, Senior Portfolio Manager
Mr.  Beck,  who  joined   Delaware   Investments  in  1997,   leads  the  firm's
Small/Mid-Cap Value team. Previously,  he served as a vice president at Pitcairn
Trust  from  1995 to 1997,  where he  managed  small-capitalization  stocks  and analyzed  equity  sectors.  Before that he was chief  investment  officer of the
University of Delaware from 1992 to 1995 and held  management  positions  during his seven  years at Cypress  Capital  Management  and four  years at  Wilmington
Trust. Mr. Beck earned a bachelor's  degree at the University of Delaware and an
MBA  from  Lehigh  University,  and  he  is a  member  of  the  CFA  Society  of
Philadelphia.

Michael E. Hughes, CFA, Vice President, Senior Equity Analyst
Mr. Hughes is responsible for the analysis,  purchase,  and sale recommendations of  consumer  staples,  healthcare,  and  technology  securities  for the firm's
Small-Cap  Value  and  Mid-Cap  Value  portfolios.  Prior  to  joining  Delaware
Investments  in 2002,  Mr.  Hughes was a vice  president  of equity  research at
Raymond  James &  Associates  and a limited  partner of equity  research at J.C.
Bradford.  He received a bachelor's  degree in finance from Siena College and an
MBA from Vanderbilt University.

Kent P. Madden, CFA, Equity Analyst
Mr. Madden is responsible  for equity  research of consumer  services,  consumer cyclicals, transportation, and business services stocks for the firm's Small-Cap
Value and Mid-Cap Value  portfolios.  Prior to joining  Delaware  Investments in
2004,  he was an  equity  analyst  at  Gartmore  Global  Investments,  where  he specialized  in  technology  and  telecommunications.  He has also  worked as an equity  analyst for Federated  Investors,  where he gained  experience  covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst.  Mr.  Madden  holds  a  bachelor's  degree  in  economics  from  DePauw
University and an MBA from the University of Chicago.

Kelley A. McKee, CFA, Equity Analyst
Ms. McKee joined Delaware  Investments in July 2005 as an equity analyst for the firm's  Small-Cap  Value and  Mid-Cap  Value  portfolios,  where she assists the portfolio managers with financial modeling and coverage of various sectors.  For the three years prior, she participated in Lincoln Financial Group's  rotational
Professional  Development  Program.  Ms.  McKee  earned a  bachelor's  degree in finance from Georgetown University.

The Fund's SAI provides  additional  information  about the portfolio  managers'
compensation,  other  accounts  managed  by  the  portfolio  managers,  and  the portfolio managers' ownership of Fund shares.

Manager of managers structure
The Fund and the Manager have  received an exemptive  order from the  Securities and Exchange  Commission (SEC) to operate under a manager of managers  structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors,  enter into  sub-advisory  agreements,  and  materially  amend and terminate  sub-advisory  agreements  on behalf of the Fund  without  shareholder approval  (the  Manager of  Managers  Structure).  Under the Manager of Managers
Structure, the Manager has ultimate responsibility,  subject to oversight by the
Fund's Board,  for overseeing the

                                       10

Fund's sub-advisors and recommending to the Board their hiring,  termination, or replacement.  The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers  Structure with respect to the Fund, the Manager may, in the future,  recommend to the Fund's Board the  establishment  of the Manager of
Managers  Structure by  recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's portfolio.

The  Manager of Managers  Structure  enables  the Fund to operate  with  greater efficiency  and  without  incurring  the  expense  and  delays  associated  with
obtaining   shareholder  approvals  for  matters  relating  to  sub-advisors  or sub-advisory  agreements.  The Manager of Managers  Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder  approval.  Shareholders  will be notified  of any  changes  made to sub-advisors or sub-advisory agreements within 90 days of the change.

                                       11

Who's who?
This   diagram   shows  the  various   organizations   involved   in   managing,
administering, and servicing the Delaware Investments(R) Funds.

[GRAPHIC  OMITTED:   DIAGRAM  SHOWING  THE  VARIOUS  ORGANIZATIONS  INVOLVED  IN
MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS(R) FUNDS]

                                           Board of Trustees
                                                                                Custodian
 Investment manager                                                             Mellon Bank, N.A.
 Delaware Management Company                                                    One Mellon Center
 2005 Market Street                        The Funds                            Pittsburgh, PA 15258
 Philadelphia, PA 19103-7094
                                 Distributor                        Service agent
                                 Delaware Distributors, L.P.        Delaware Service Company, Inc.
                                 2005 Market Street                 2005 Market Street
                                 Philadelphia, PA 19103-7094        Philadelphia, PA 19103-7094

                                 Financial intermediary wholesaler
 Portfolio managers              Lincoln Financial Distributors,
 (see page 9 for details)        Inc.
                                 2001 Market Street
                                 Philadelphia, PA 19103-7055

                                           Financial advisors

                                           Shareholders

Board of Trustees    A mutual fund is governed by a board of trustees, which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor,  and others that perform services for the fund. Generally,  at least 40% of the board of trustees must be independent of a fund's investment manager and distributor.  However,  the Fund relies on certain exemptive  rules  adopted by the SEC that  require  its Board of  Trustees to be comprised  of  a  majority  of  such  independent  Trustees.  These  independent
Trustees, in particular, are advocates for shareholder interests.

Investment manager  An investment manager is a company responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the investment manager performs.  Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's  average daily net assets.  The  investment  manager is subject  to  numerous  legal  restrictions,  especially  regarding  transactions between itself and the funds it advises.

Portfolio managers  Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual  funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place  them with a  qualified  bank  custodian  who segregates fund securities from other bank assets.

Distributor    Most mutual funds  continuously  offer new  shares to the  public through  distributors  who are  regulated as  broker/dealers  and are subject to
Financial  Industry  Regulatory  Authority  (FINRA) rules governing  mutual fund sales practices.

Financial intermediary wholesaler  Pursuant to a contractual  arrangement with a fund's distributor, a financial intermediary wholesaler is primarily responsible for  promoting  the  sale  of  fund  shares  through  broker/dealers,  financial advisors, and other financial intermediaries.

                                       12

Service agent Mutual fund  companies  employ service  agents  (sometimes  called
"transfer  agents") to maintain records of shareholder  accounts,  calculate and
disburse   dividends  and  capital  gains,  and  prepare  and  mail  shareholder statements and tax information,  among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing
their  financial   objectives  and  recommending   appropriate  funds  or  other
investments.  Financial  advisors are associated with securities  broker/dealers who have entered into selling and/or service  arrangements with the distributor.
Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions,  and through 12b-1 fees and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

                                       13

About your account

Investing in the Fund
You can choose from a number of share  classes for the Fund.  Because each share class has a different  combination of sales charges,  fees, and other  features, you should  consult your financial  advisor to determine  which class best suits your investment goals and time frame.

Choosing a share class

CLASS A
o    Class A shares  have an up-front  sales  charge of up to 5.75% that you pay when you buy the shares.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.

o    You  may  qualify  for  other  reduced  sales  charges  and  under  certain circumstances  the sales  charge may be  waived,  as  described  in "How to reduce your sales charge."

o    Class A shares  are also  subject to an annual  12b-1 fee no  greater  than
     0.30%  (currently  limited to 0.25%) of average daily net assets,  which is lower  than the  12b-1 fee for  Class C and  Class R  shares.  See  "Dealer compensation"  below for further  information.  The Fund's  Distributor has voluntarily agreed to waive the 12b-1 fee. This waiver is voluntary and may be terminated or modified at any time.

o    Class A shares  generally  are not  subject to a CDSC except in the limited circumstances described in the table below.

o    Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges
The table below details your sales  charges on purchases of Class A shares.  The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount  invested is the maximum  percentage of the amount invested  rounded to the nearest  hundredth.  The actual sales charge that you pay as a percentage  of the offering  price and as a percentage  of the net amount  invested will vary depending on the then current NAV, the percentage rate of sales charge, and rounding.

-------------------------------- ---------------------- ------------------------
                                    Sales charge as %       Sales charge as %
     Amount of purchase             of offering price     of net amount invested
-------------------------------- ---------------------- ------------------------
       Less than $50,000                   5.75%                  6.54%
-------------------------------- ---------------------- ------------------------
  $50,000 but under $100,000               4.75%                  5.41%
-------------------------------- ---------------------- ------------------------
  $100,000 but under $250,000              3.75%                  4.31%
-------------------------------- ---------------------- ------------------------
  $250,000 but under $500,000              2.50%                  3.00%
-------------------------------- ---------------------- ------------------------
 $500,000 but under $1 million             2.00%                  2.44%
-------------------------------- ---------------------- ------------------------
      $1 million or more                   None*                  None*
-------------------------------- ---------------------- ------------------------

*    There is no front-end  sales charge when you purchase $1 million or more of
     Class A shares.  However,  if the Distributor paid your financial advisor a commission  on your  purchase of $1 million or more of Class A shares,  you will have to pay a limited contingent  deferred sales charge (Limited CDSC)
     of 1.00% if you redeem these shares  within the first year and 0.50% if you redeem them within the second year,  unless a specific waiver of the charge applies.  The  Limited  CDSC  will be paid to the  Distributor  and will be assessed  on an amount  equal to the lesser of: (1) the NAV at the time the
     Class A shares being redeemed were purchased;  or (2) the NAV of such Class
     A shares at the time of redemption.  For purposes of this formula, the "NAV at the time of purchase"  will be the NAV at purchase of the Class A shares even if those  shares are later  exchanged  for shares of another  Delaware
     Investments(R) Fund and, in the event of an exchange of Class A shares, the
     "NAV of such  shares  at the  time  of  redemption"  will be the NAV of the shares acquired in the exchange.  In determining  whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time.  See  "Dealer  compensation"  below for a  description  of the dealer commission that is paid.

                                       14

CLASS C
o    Class C shares have no up-front  sales  charge,  so the full amount of your purchase is invested in the Fund. However,  you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

o    In determining  whether the CDSC applies to a redemption of Class C shares, it will be assumed  that shares  held for more than 12 months are  redeemed first followed by shares acquired  through the reinvestment of dividends or distributions,  and  finally  by shares  held for 12  months  or less.  For further information on how the CDSC is determined,  please see "Calculation of Contingent Deferred Sales Charges - Class C" below.

o    Under certain  circumstances the CDSC may be waived; please see "Waivers of
     Contingent Deferred Sales Charges" below for further information.

o    Class C shares are subject to an annual  12b-1 fee no greater than 1.00% of average  daily net assets  (of which  0.25% are  service  fees) paid to the
     Distributor,  dealers,  or others for  providing  services and  maintaining shareholder  accounts.  The Fund's  Distributor has  voluntarily  agreed to waive the 12b-1 fee.  This waiver is  voluntary  and may be  terminated  or modified at any time.

o    Because of the higher 12b-1 fees,  Class C shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A and Class R shares.

o    Class C shares do not automatically convert to another class.

o    You may purchase any amount less than  $1,000,000  of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o    Class R shares have no up-front  sales  charge,  so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

o    Class R shares  are  subject to an annual  12b-1 fee no greater  than 0.60%
     (currently  limited to 0.50%) of average  daily net assets,  which is lower than  the  12b-1  fee for  Class  C  shares.  The  Fund's  Distributor  has voluntarily agreed to waive the 12b-1 fee. This waiver is voluntary and may be terminated or modified at any time.

o    Because of the higher  12b-1 fee,  Class R shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A shares.

o    Class R shares do not automatically convert to another class.

o    Class  R  shares  generally  are  available  only  to:  (i)  qualified  and non-qualified  plan  shareholders  covering multiple  employees  (including
     401(k),  401(a),  457, and  non-custodial  403(b)  plans,  as well as other non-qualified  deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers
     from   plans   that   were   previously    maintained   on   the   Delaware
     Investments(R)retirement   recordkeeping   system  or  BISYS's   retirement
     recordkeeping system that are offering Class R shares to participants.

Except as noted  above,  no other IRA  accounts  are eligible for Class R shares
(e.g., no SIMPLE IRAs, SEP/IRAs, SAR/SEP IRAs, Roth IRAs, etc.). For purposes of determining  plan asset levels,  affiliated plans may be combined at the request of the plan sponsor.

Any account  holding  Class A shares as of June 2, 2003 (the date Class R shares were made  available)  continues to be eligible to purchase Class A shares after that date. Any account  holding Class R shares is not eligible to purchase Class
A shares.

Each share class may be eligible  for  purchase  through  programs  sponsored by financial  intermediaries  that  require  the  purchase  of a specific  class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will  increase  the cost of your  investment  and may cost you more than  paying other types of sales charges.

                                       15

Calculation of Contingent Deferred Sales Charges - Class C
CDSCs are charged as a percentage of the dollar amount  subject to the CDSC. The charge will be assessed on an amount  equal to the lesser of the NAV at the time the shares being  redeemed were purchased or the NAV of those shares at the time of  redemption.  No CDSC will be imposed on  increases  in NAV above the initial purchase  price,  nor will a CDSC be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "NAV at the time of purchase"  will be the NAV at purchase of Class C shares of the Fund,  even if those  shares  are later  exchanged  for shares of another Delaware  Investments(R)  Fund. In the event of an exchange of the shares,  the "NAV of such shares at the time of redemption"  will be the NAV of the shares that were acquired in the exchange.

Dealer compensation
The  financial  advisor  that  sells you shares of the Fund may be  eligible  to receive the following  amounts as compensation  for your investment in the Fund.
These amounts are paid by the  Distributor  to the  securities  dealer with whom your financial advisor is associated.

---------------------------------------- ------------ ------------- ------------
                                          Class A(1)    Class C(2)   Class R(3)
---------------------------------------- ------------ ------------- ------------
Commission (%)                                -          1.00%          -
---------------------------------------- ------------ ------------- ------------
  Investment less than $50,000              5.00%          -            -
---------------------------------------- ------------ ------------- ------------
  $50,000 but less than $100,000            4.00%          -            -
---------------------------------------- ------------ ------------- ------------
  $100,000 but less than $250,000           3.00%          -            -
---------------------------------------- ------------ ------------- ------------
  $250,000 but less than $500,000           2.00%          -            -
---------------------------------------- ------------ ------------- ------------
  $500,000 but less than $1,000,000         1.60%          -            -
---------------------------------------- ------------ ------------- ------------
  $1,000,000 but less than $5,000,000       1.00%          -            -
---------------------------------------- ------------ ------------- ------------
  $5,000,000 but less than $25,000,000      0.50%          -            -
---------------------------------------- ------------ ------------- ------------
  $25,000,000 or more                       0.25%          -            -
---------------------------------------- ------------ ------------- ------------
12b-1 Fee to Dealer                         0.30%        1.00%        0.60%
---------------------------------------- ------------ ------------- ------------

(1)  On sales of Class A shares,  the  Distributor  re-allows to your securities dealer a portion of the front-end  sales charge  depending  upon the amount you invested.  Your securities dealer is eligible to receive up to 0.30% of the  12b-1  fee  applicable  to  Class A  shares.  The  maximum  12b-1  fee applicable to Class A shares is 0.30% of average daily net assets; however, the  Distributor  is  presently  waiving  the  12b-1  fee.  This  waiver is voluntary and may be terminated or modified at any time.
(2)  On sales of Class C shares,  the Distributor pays your securities dealer an up-front  commission of 1.00%. The up-front  commission includes an advance of the first year's 12b-1  service fee of up to 0.25%.  During the first 12 months,  the  Distributor  retains  the full 1.00%  12b-1 fee to  partially offset the up-front  commission  and the prepaid 0.25% service fee advanced at the time of purchase. The maximum 12b-1 fee applied to Class C shares is
     1.00% of average daily net assets,  however,  the  Distributor is presently waiving the 12b-1 fee.  This waiver is voluntary  and may be  terminated or waived at any time.
(3)  On sales of Class R shares,  the  Distributor  does not pay your securities dealer an up-front commission.  The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets;  however,  the  Distributor is presently  waiving  the 12b-1  fee.  This  waiver is  voluntary  and may be terminated or modified at any time.

Payments to intermediaries
The Distributor,  Lincoln Financial Distributors, Inc., and their affiliates may pay additional  compensation  (at their own expense and not as an expense of the
Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries  (Financial  Intermediaries)  in  connection  with  the  sale  or retention of Fund shares and/or shareholder  servicing,  including providing the
Fund with "shelf space" or a higher  profile with the  Financial  Intermediary's consultants,  sales persons, and customers (distribution assistance).  The level of payments made to a qualifying  Financial  Intermediary in any given year will vary. To the extent  permitted by SEC and FINRA rules and other  applicable laws and regulations,  the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor  makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that  particular  mutual fund than sponsors or  distributors  of other mutual funds make to your Financial  Intermediary  with respect to the  distribution of
the  shares  of  their  mutual  funds,  your  Financial   Intermediary  and  its
salespersons  may have a  financial  incentive  to favor  sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any  particular  time,  a  Financial  Intermediary  may  also  have a  financial incentive for  recommending  a particular  share class over other share classes.
You should consult with your  Financial  Intermediary  and review  carefully any disclosure  provided  by  such  Financial  Intermediary  as to  compensation  it receives in connection with  investment  products it recommends or sells to you.
In certain instances, the payments could be significant and may cause a conflict of interest for your Financial  Intermediary.  Any such payments will not change the NAV or the price of the Fund's shares.

                                       16

For more information, please see the Fund's SAI.

                                       17

How to reduce your sales charge
We offer a number of ways to reduce or  eliminate  the sales  charge on  shares.
Please refer to the SAI for detailed  information and eligibility  requirements.
You can also get additional information from your financial advisor. You or your financial  advisor  must  notify us at the time you  purchase  shares if you are eligible for any of these programs.  You may also need to provide information to your financial  advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments(R) Fund holdings in any other account,  including  retirement accounts held indirectly or through an intermediary  and the names of qualifying  family members and their holdings.
Class R shares have no up-front  sales  charge or CDSC.  We reserve the right to determine whether any purchase is entitled,  by virtue of the foregoing,  to the reduced sales charge.

 --------------- ----------------------------- ---------------------------------
 Program         How it works                                   Share class
  -------------- ----------------------------- ---------------- ----------------
                                                     A               C
 --------------- ----------------------------- ---------------- ----------------
 Letter of       Through a Letter of                 X          Although the
 Intent          Intent, you agree to                           Letter of
                 invest a certain amount in                     of Intent and
                 Delaware Investments(R)                        Rights of
                 Funds (except money market                     Accumulation
                 funds with no sales                            do not apply to
                 charge) over a 13-month                        the purchase of
                 period to qualify for                          Class C shares
                 reduced front-end sales                        you can combine
                 charges.                                       your purchase of
---------------- ---------------------------------------------- Class A shares
Rights of        You can combine your                X          with your
Accumulation     holdings or purchases of                       purchase of
                 all Delaware Investments (R)                   Class C shares
                 Funds (except money market                     to fulfill your
                 funds with no sales                            Letter of Intent
                 charge), as well as the                        or qualify for
                 holdings and purchases of                      Rights of
                 your spouse and children                       Accumulation.
                 under 21 to qualify for
                 reduced front-end sales
                 charges.
 --------------- ----------------------------- ---------------- ----------------
 Reinvestment    Up to 12 months after you     For Class A,     Not
 of Redeemed     redeem shares, you can        you will not     available.
 Shares          reinvest the proceeds         have to pay
                 without paying a sales        an additional
                 charge.                       front-end
                                               sales charge.
 --------------- ----------------------------- ---------------- ----------------
 SIMPLE IRA,     These investment plans may          X          There is no
 SEP IRA,        qualify for reduced sales                      reduction
 SAR/SEP,        charges by combining the                       in sales charges
 Profit          purchases of all members                       for Class C
 Sharing,        of the group. Members of                       shares for
 Pension,        these groups may also                          group purchases
 401(k),         qualify to purchase shares                     by retirement
 SIMPLE          without a front-end sales                      plans.
 401(k),         charge and may qualify for
 403(b)(7),      a waiver of any CDSCs on
 and 457         Class A shares.
 Retirement
 Plans
 --------------- ----------------------------- ---------------- ----------------

                                       18

Buying Class A shares at Net Asset Value

Class  A  shares  of the  Fund  may be  purchased  at NAV  under  the  following circumstances,  provided  that you  notify  the Fund in  advance  that the trade qualifies for this privilege.

o    Shares  purchased  under the Delaware  Investments(R)Dividend  Reinvestment
     Plan and,  under  certain  circumstances,  the exchange  privilege  and the
     12-month reinvestment privilege.

o    Purchases  by: (i) current  and former  officers,  Trustees/Directors,  and employees of any Delaware  Investments(R)  Fund, the Manager, or any of the
     Manager's  current  affiliates and those that may in the future be created;
     (ii)  legal  counsel  to  the  Delaware  Investments(R)  Funds;  and  (iii)
     registered representatives and employees of broker/dealers who have entered into dealer's  agreements with the Distributor.  Family members (regardless of age) of such persons at their  direction,  and any employee benefit plan established by any of the foregoing  entities,  counsel,  or broker/dealers may also purchase shares at NAV.

o    Shareholders  who own Class A shares of  Delaware  Cash  Reserve  Fund as a result of a liquidation of a Delaware Investments(R) Fund may exchange into
     Class A shares of another Delaware Investments(R) Fund at NAV.

o    Purchases  by bank  employees  who  provide  services  in  connection  with agreements between the bank and unaffiliated  brokers or dealers concerning sales of shares of the Delaware Investments(R) Funds.

o    Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

o    Purchases  for  the  benefit  of  the  clients  of  brokers,  dealers,  and registered  investment  managers if such  brokers,  dealers,  or investment managers  have  entered into an agreement  with the  Distributor  providing specifically  for the purchase of Class A shares in connection with special investment  products,  such as wrap accounts or similar fee-based programs.
     Investors  may be  charged  a fee when  effecting  transactions  in Class A shares  through a broker or agent  that  offers  these  special  investment products.

o    Purchases by  financial  institutions  investing  for the accounts of their trust  customers if they are not eligible to purchase  shares of the Fund's
     Institutional Class, if applicable.

o    Purchases by retirement  plans that are maintained on retirement  platforms
     sponsored  by  financial   intermediary   firms,   provided  the  financial
     intermediary  firms have entered into a Class A NAV agreement  with respect to such retirement platforms.

o    Purchases  by certain  legacy  bank  sponsored  retirement  plans that meet requirements set forth in the SAI.

o    Purchases by certain legacy  retirement  assets that meet  requirements set forth in the SAI.

o    Investments made by plan level and/or participant  retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o    Loan repayments made to a Fund account in connection with loans  originated from accounts previously maintained by another investment firm.

                                       19

Waivers of Contingent Deferred Sales Charges

The Fund's applicable CDSCs may be waived under the following circumstances:

------------------------------------------ --------------- ---------------
                                                             Share Class
------------------------------------------- --------------- ---------------
                 Category                         A*              C
------------------------------------------- --------------- ---------------
Redemptions in accordance with a                  X               X
Systematic Withdrawal Plan, provided the
annual amount selected to be withdrawn
under the Plan does not exceed 12% of the
value of the account on the date that the
Systematic Withdrawal Plan was
established or modified.
------------------------------------------- --------------- ---------------
Redemptions that result from the Fund's           X               X
right to liquidate a shareholder's
account if the aggregate NAV of the
shares held in the account is less than
the then-effective minimum account size.
------------------------------------------- --------------- ---------------
Distributions to participants or                  X         Not available.
beneficiaries from a retirement plan
qualified under Section 401(a) of the
Internal Revenue Code (Code).
------------------------------------------- --------------- ---------------
Redemptions pursuant to the direction of          X         Not available.
a participant or beneficiary of a
retirement plan qualified under Section
401(a) of the Code with respect to that
retirement plan.
------------------------------------------- --------------- ---------------
Periodic distributions from an IRA (i.e.,         X               X
IRA, Roth IRA, Coverdell Education
Savings Account, SIMPLE IRA, SAR/SEP, or
SEP/IRA) or a qualified plan** (403(b)(7)
plan, 457 Deferred Compensation Plan,
Profit Sharing Plan, Money Purchase Plan,
or 401(k) Defined Contribution Plan) not
subject to a penalty under Section
72(t)(2)(A) of the Code or a hardship or
unforeseen emergency provision in the
qualified plan as described in Treas.
Reg.§1.401(k)-1(d)(3) and Section
457(d)(1)(A)(iii) of the Code.
------------------------------------------- --------------- ---------------
Returns of excess contributions due to            X               X
any regulatory limit from an IRA (i.e.,
IRA, Roth IRA, Coverdell Education
Savings Account, SIMPLE IRA, SAR/SEP, or
SEP/IRA) or a qualified plan (403(b)(7)
plan, 457 Deferred Compensation Plan,
Profit Sharing Plan, Money Purchase Plan,
or 401(k) Defined Contribution Plan).
------------------------------------------- --------------- ---------------
Distributions by other employee benefit           X         Not available.
plans to pay benefits.
------------------------------------------- --------------- ---------------
Systematic withdrawals from a retirement          X               X
account or qualified plan that are not
subject to a penalty pursuant to Section
72(t)(2)(A) of the Code or a hardship or
unforeseen emergency provision in the
qualified plan** as described in Treas.
Reg.§1.401(k)-1(d)(3) and Section
457(d)(1)(A)(iii) of the Code.  The
systematic withdrawal may be pursuant to
Delaware Investments(R) Funds' Systematic
Withdrawal Plan or a systematic
withdrawal permitted by the Code.
------------------------------------------- --------------- ---------------
Distributions from an account of a                X               X
redemption resulting from the death or
disability (as defined in Section
72(t)(2)(A) of the Code) of a registered
owner or a registered joint owner
occurring after the purchase of the
shares being redeemed.  In the case of
accounts established under the Uniform
Gifts to Minors Act or Uniform Transfers
to Minors Act or trust accounts, the
waiver applies upon the death of all
beneficial owners.
------------------------------------------- --------------- ---------------

                                       20

------------------------------------------ --------------- ---------------
                                                             Share Class
------------------------------------------- --------------- ---------------
                 Category                         A*              C
------------------------------------------- --------------- ---------------
Redemptions by certain legacy retirement          X               X
assets that meet the requirements set
forth in the SAI.
------------------------------------------- --------------- ---------------
Redemptions by the classes of                     X         Not available.
shareholders who are permitted to
purchase shares at NAV, regardless of the
size of the purchase.  See "Buying Class
A shares at Net Asset Value" above.
------------------------------------------- --------------- ---------------

*    The waiver  for Class A shares  relates  to a waiver of the  Limited  CDSC.
     Please note that you or your  financial  advisor  will have to notify us at the time of purchase that the trade qualifies for such waiver.

**   Qualified  plans that are fully  redeemed  at the  direction  of the plan's fiduciary are subject to any  applicable  CDSC or Limited CDSC,  unless the redemption is due to the termination of the plan.

Certain  sales charges may be based on historical  cost.  Therefore,  you should maintain  any  records  that  substantiate  these costs  because  the Fund,  its transfer agent, and financial  intermediaries may not maintain this information.
Information about existing sales charges and sales charge reductions and waivers is available  free of charge on the Delaware  Investments(R)  Funds' Web site at
www.delawareinvestments.com.  Additional  information  on sales  charges  can be found in the SAI, which is available upon request.

                                       21

How to buy shares

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Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

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By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box
219656,  Kansas City, MO  64121-9656.  If you are making an initial  purchase by mail,  you must include a completed  investment  application  (or an appropriate retirement plan  application if you are opening a retirement  account) with your check.

Please note that all  purchases  by mail into your account or into a new account will not be  accepted  until such  purchase  orders  are  received  by  Delaware
Investments at P.O. Box 219656,  Kansas City, MO 64121-9656  for  investments by regular mail or 430 W. 7th Street,  Kansas  City,  MO 64105 for  investments  by overnight  courier  service.  Please do not send purchase  orders to 2005 Market
Street, Philadelphia, PA 19103-7094.

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By wire
Ask your bank to wire the  amount  you want to  invest to Bank of New York,  ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund and class of shares  in which  you want to  invest.  If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

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By exchange
You  may  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments(R) Funds for shares of other Delaware  Investments(R)  Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like  classes of shares.  To open an account by exchange,  call the
Shareholder Service Center at 800 523-1918.

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Through automated shareholder services
You may purchase or exchange shares through Delaphone,  our automated  telephone
service,  or  through  our  Web  site,  www.delawareinvestments.com.   For  more
information  about  how to sign up for  these  services,  call  our  Shareholder
Service Center at 800 523-1918.

                                       22

Once you have completed an application,  you can open an account with an initial investment of $1,000 and make  additional  investments at any time for as little as $100.  The  minimum  initial  purchase  is $250  and you can make  additional investments  of $25 or more,  if you are  buying  shares  in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or
through an  Automatic  Investing  Plan.  The  minimum  purchase  for a Coverdell
Education  Savings Account  (formerly an "Education  IRA") is $500. The minimums vary for  retirement  plans other than IRAs,  Roth IRAs, or Coverdell  Education
Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order.
If an  authorized  agent or we receive  your  order  before the close of regular trading on the New York  Stock  Exchange  (NYSE),  which is  normally  4:00 p.m.
Eastern Time, you will pay that day's closing share price, which is based on the
Fund's NAV. If your order is received after the close of regular  trading on the
NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We  determine  the NAV per  share  for each  Class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each
Class of the Fund is calculated by  subtracting  the  liabilities  of each class from its total assets and dividing the resulting  number by the number of shares outstanding for that class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed  income  securities  on  the  basis  of  valuations  provided  to us by an independent  pricing  service that uses methods  approved by the Board. We price fixed income  securities  that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities,  we use methods approved by the Board that are designed to price securities at their fair market value.

                                       23

About your account (continued)

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S. futures  markets),  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities traded primarily in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates under the policies and procedures  approved by the Board,  as described above.

Retirement plans
In addition  to being an  appropriate  investment  for your IRA,  Roth IRA,  and
Coverdell  Education  Savings  Account,  shares in the Fund may be suitable  for group  retirement  plans.  You may  establish  your IRA account  even if you are already  a  participant  in an  employer-sponsored  retirement  plan.  For  more information  on how  shares  in the  Fund  can  play an  important  role in your retirement  planning  or for details  about group  plans,  please  consult  your financial advisor, or call 800 523-1918.

Document delivery
If you have an  account  in the same  Delaware  Investments(R)  Fund as  another member  of your  household,  we  send  your  household  one  copy of the  Fund's prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing  expenses  associated  with the Fund. We will  continue  to send one copy of each of these  documents  to your  household until you notify us that you wish to receive individual  materials.  If you wish to receive individual  materials,  please call our Shareholder Service Center at
800 523-1918 or your  financial  advisor.  We will begin sending you  individual copies of these documents 30 days after receiving your request.

                                       24

How to redeem shares

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Through your financial advisor
Your  financial  advisor  can handle all the  details of  redeeming  your shares
(selling them back to the Fund).  Your  financial  advisor may charge a separate fee for this service.

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By mail
You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box
219656,  Kansas  City,  MO  64121-9656.  All owners of the account must sign the request.  For  redemptions of more than  $100,000,  you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds  are  going to an  address  other  than the  address  of  record on the account.

Please note that all  redemption  requests from your account by mail will not be accepted until such  redemption  orders are received by Delaware  Investments at
P.O. Box 219656,  Kansas City, MO 64121-9656 for  redemptions by regular mail or
430 W. 7th Street,  Kansas City, MO 64105 for  redemptions by overnight  courier service.  Please  do  not  send  redemption  requests  to  2005  Market  Street,
Philadelphia, PA 19103-7094.

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By telephone
You may redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares,  you may have the proceeds  sent directly to your bank by wire. If you request a wire deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

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By wire
You may redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next Business Day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

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Through automated shareholder services
You may redeem shares through Delaphone,  our automated  telephone  service,  or through our Web site,  www.delawareinvestments.com.  For more information  about how to sign up for these services,  call our  Shareholder  Service Center at 800
523-1918.

                                       25

About your account (continued)

How to redeem shares (continued)

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed  request to redeem or exchange shares and an  authorized  agent or we  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV next determined after we receive your request.  If we receive your request after the  close  of  regular  trading  on the  NYSE,  you will  receive  the NAV next determined on the next Business Day. We will deduct any  applicable  CDSCs.  You may also have to pay taxes on the  proceeds  from your sale of  shares.  We will send you a check,  normally the next  Business Day, but no later than seven days after we receive your request to sell your shares.  If you purchased your shares by check,  we will wait until your  check has  cleared,  which can take up to 15 days, before we send your redemption proceeds.

If you are  required  to pay a CDSC when you  redeem  your  shares,  the  amount subject to the fee will be based on the shares' NAV when you  purchased  them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any  increase in the value of your  shares.  You also will not pay the charge on any  shares  acquired  by  reinvesting  dividends  or capital gains. If you exchange shares of one fund for shares of another,  you do not pay a CDSC at the time of the  exchange.  If you later redeem those  shares, the  purchase  price for purposes of the CDSC formula will be the price you paid for the  original  shares,  not the exchange  price.  The  redemption  price for purposes  of  this  formula  will  be the NAV of the  shares  you  are  actually redeeming.

Account minimums
If you redeem shares and your account  balance falls below the required  account minimum of $1,000  ($250 for IRAs,  Roth IRAs,  Uniform  Gifts to Minors Act and
Uniform  Transfers to Minors Act accounts or accounts with  automatic  investing plans,  and $500 for  Coverdell  Education  Savings  Accounts) for three or more consecutive  months, you will have until the end of the current calendar quarter to raise the balance to the  minimum.  If your  account is not at the minimum by the  required  time,  you will be  charged  a $9 fee for that  quarter  and each quarter  after that until your  account  reaches  the minimum  balance.  If your account  does not reach the minimum  balance,  the Fund may redeem your  account after 60 days' written notice to you.

Special services
To help make investing  with us as easy as possible,  and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The  Automatic  Investing  Plan allows you to make regular  monthly or quarterly investments directly from your checking account.

Direct Deposit
With  Direct  Deposit  you  can  make  additional  investments  through  payroll deductions,  recurring government or private payments,  such as Social Security, or direct transfers from your bank account.

Electronic Delivery
With  Delaware  eDelivery,  you can receive your fund  documents  electronically instead of via the U.S.  mail.  When you sign up for  eDelivery,  you can access your account statements,  shareholder  reports, and other fund materials online, in a secure internet environment, at any time from anywhere.

Online Account Access
Online   Account   Access  is  a   password-protected   area  of  the   Delaware
Investments(R) Funds' Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Wealth Builder Option
With the Wealth  Builder  Option you can  arrange  automatic  monthly  exchanges between your shares in one or more Delaware Investments(R) Funds. Wealth Builder exchanges  are  subject to the same rules as regular  exchanges  (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through  our  Dividend  Reinvestment  Plan,  you  can  have  your  distributions reinvested  in  your  account  or the  same  share  class  in  another  Delaware
Investments(R)   Fund.  The  shares  that  you  purchase  through  the  Dividend
Reinvestment  Plan

                                       26

are  not  subject  to a  front-end  sales  charge  or  to  a  CDSC.  Under  most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You may  generally  exchange  all or part of your  shares for shares of the same class of another Delaware  Investments(R)  Fund without paying a front-end sales charge or a CDSC at the time of the exchange.  However,  if you exchange  shares from a money  market  fund  that does not have a sales  charge  or from  Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds,  your new  shares  will be  subject  to the same CDSC as the  shares  you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original  shares being credited toward the holding  period of your new shares.  You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange.  When you exchange shares,  you are purchasing  shares in another fund, so you should be sure to get a copy of the fund's  prospectus  and read it carefully  before buying shares through an exchange.  We may refuse the purchase side of any exchange  request if in the  Manager's  judgment,  the Fund would be unable to invest  effectively in accordance  with its  investment  objective and policies or would otherwise potentially be adversely affected.

MoneyLine(SM) On Demand Service
Through our  MoneyLine(SM) On Demand Service,  you or your financial advisor may transfer money between your Fund account and your  predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum  transfer of $25 and a maximum  transfer of  $100,000,  except for purchases  into  IRAs.  Delaware  Investments  does  not  charge  a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through  our  MoneyLine  Direct  Deposit  Service,  you can  have $25 or more in dividends and distributions  deposited  directly to your bank account.  Delaware
Investments  does not  charge a fee for this  service;  however,  your  bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic  Withdrawal  Plan,  you can arrange a regular  monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more,  you can make  withdrawals  of at least
$25 monthly,  or $75  quarterly.  You may also have your  withdrawals  deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The  applicable  Limited  CDSC  for  Class A  shares  and the  CDSC for C shares redeemed via a Systematic  Withdrawal  Plan will be waived if the annual  amount withdrawn in each year is less than 12% of the account  balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12%
of the  account  balance  on the date  that the  Systematic  Withdrawal  Plan is established,  all  redemptions  under the Plan will be subject to the applicable
CDSC, including an assessment for previously redeemed amounts under the Plan.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be  rejected.  The Fund's Board has adopted  policies and  procedures designed to detect,  deter, and prevent trading activity detrimental to the Fund and its shareholders,  such as market timing.  The Fund will consider anyone who follows a pattern of market  timing in any Delaware  Investments(R)  Fund or the
Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" - that is,  purchases  into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without  prior  notice,  any  purchase  order or exchange  order for any reason, including any purchase  order or exchange  order  accepted by any  shareholder's financial  intermediary or in any omnibus-type  account.  Transactions placed in violation of the Fund's market timing policy are not

                                       27

necessarily  deemed  accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
CDSC,  or the sale  results in adverse tax  consequences.  To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves  judgments  that  are  inherently  subjective  and  may be  selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's  shareholders.  While we will take  actions  designed to detect and prevent  market  timing,  there can be no assurance that such trading activity  will be  completely  eliminated.  Moreover,  the Fund's  market timing policy does not require the Fund to take action in response to frequent  trading activity.  If the Fund  elects not to take any action in  response  to  frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing  profits through  short-term  trading,  shareholders that engage in rapid  purchases and sales or exchanges of the Fund's shares dilute the value of shares held by  long-term  shareholders.  Volatility  resulting  from  excessive purchases  and sales or  exchanges of Fund shares,  especially  involving  large dollar amounts, may disrupt efficient portfolio management.  In particular,  the
Fund may have difficulty  implementing its long-term investment strategies if it is forced  to  maintain  a higher  level of its  assets  in cash to  accommodate significant  short-term  trading  activity.  Excessive  purchases  and  sales or exchanges  of the  Fund's  shares  may also  force  the  Fund to sell  portfolio securities at inopportune times to raise cash to accommodate  short-term trading activity.  This could adversely  affect the Fund's  performance if, for example, the Fund incurs  increased  brokerage  costs and  realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the closing of the foreign  market and the fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed income securities,  such as high yield  bonds,  asset-backed  securities,  or municipal bonds.

Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect  excessive  or  short-term  trading in Fund  shares.  This  monitoring process  involves several factors,  which include  scrutinizing  transactions in
Fund shares for  violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures,  the Fund may consider trading  activity by multiple  accounts under common  ownership,  control,  or  influence  to be trading  by a single  entity.
Trading  activity  identified  by these  factors,  or as a result  of any  other available  information,  will be evaluated to  determine  whether such  activity might  constitute  market timing.  These procedures may be modified from time to time to improve the detection of excessive or  short-term  trading or to address other concerns.  Such changes may be necessary or appropriate,  for example,  to deal with issues specific to certain  retirement  plans;  plan exchange  limits;
U.S.  Department  of Labor  regulations;  certain  automated or  pre-established exchange; asset-allocation or dollar cost averaging programs; or omnibus account arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  broker/dealers  and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will  attempt  to have  financial  intermediaries  apply the  Fund's  monitoring procedures to these omnibus accounts and to the individual  participants in such accounts.  However,  to the extent that a financial  intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to
an  omnibus  account,   the  Fund  or  its  agents  may  require  the  financial
intermediary  to impose its  frequent  trading  policy,  rather  than the Fund's
policy,   to   shareholders   investing  in  the  Fund  through  the   financial
intermediary.

                                       28

A financial  intermediary may impose  different  requirements or have additional restrictions  on the frequency of trading than the Fund. Such  restrictions  may include  without  limitation,  requiring  the trades to be placed by U.S.  mail, prohibiting  purchases for a designated period of time (typically 30 to 90 days)
by investors  who have  recently  purchased or redeemed  Fund shares and similar restrictions.  The Fund's  ability to impose such  restrictions  with respect to accounts traded through particular  financial  intermediaries may vary depending on systems  capabilities,  applicable  contractual and legal  restrictions,  and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine  whether your financial  intermediary  imposes any additional or different limitations. In an effort to discourage market timers in such accounts,  the Fund may consider  enforcement  against market timers at the participant  level and at the omnibus level, up to and including  termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders  seeking  to engage  in  market  timing  may  employ a  variety  of strategies  to avoid  detection  and,  despite  the  efforts of the Fund and its agents to detect  market timing in Fund shares,  there is no guarantee  that the
Fund will be able to  identify  these  shareholders  or  curtail  their  trading practices.  In  particular,  the Fund may not be able to  detect  market  timing attributable to a particular investor who effects purchase,  redemption,  and/or exchange  activity in Fund shares through  omnibus  accounts.  The difficulty of detecting  market  timing may be further  compounded if these  entities  utilize multiple tiers or omnibus accounts.

Dividends,  distributions,  and  taxes  Dividends  and  Distributions.  The Fund intends to qualify each year as a regulated  investment  company under the Code.
As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it  distributes  to you. The Fund expects to declare and distribute  all of its  net  investment  income,  if  any,  to  shareholders  as dividends annually. The Fund will also distribute net realized capital gains, if any,  at least  annually.  The Fund may  distribute  such income  dividends  and capital gains more  frequently,  if  necessary,  in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution  will vary, and there is no guarantee the Fund will pay either an income dividend or a capital  gains  distribution.  We  automatically  reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are  taxable as if they were paid in  December.  The Fund may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Fund makes every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Fund will send you a  corrected  Form  1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you are a taxable  investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in  effect,  you  will  receive  some of your  investment  back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares.  A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Delaware
Investments(R) Fund is the same as a sale.

Backup  Withholding.  By law,  if you do not  provide  the Fund with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup withholding on any distributions of income,  capital gains, or proceeds  from the sale of your shares.  The Fund also must  withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

                                       29

Other.  Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax and are subject to special  U.S.  tax  certification  requirements  to avoid backup  withholding  and claim any  treaty  benefits.  The  exemption  from U.S.
withholding for short-term capital gain and  interest-related  dividends paid by the Fund to non-U.S.  investors  will  terminate  and no longer be available for dividends  paid by the Fund with respect to its taxable  years  beginning  after
December 31, 2007;  however,  legislation  has been proposed  which would extend this date.

This  discussion  of  "Dividends,  distributions,  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds,  including those offered by the Delaware  Investments(R)  Funds.  From time to time, the Fund may experience large  investments or redemptions  due to allocations or  rebalancings  by these funds of funds and/or  similar  investment  vehicles.  While it is impossible to predict  the  overall  impact of these  transactions  over time,  there could be adverse effects on portfolio  management.  For example, the Fund may be required to sell  securities  or invest cash at times when it would not  otherwise do so.
These  transactions  could  also have tax  consequences  if sales of  securities result  in  gains,  and  could  also  increase  transaction  costs or  portfolio turnover.

Financial highlights

Because  the  Fund  had  not yet  commenced  operations  as of the  date of this
Prospectus,  there are no financial  highlights to report as of the date of this
Prospectus.

                                       30

                    Contact Information

                    Web site
                    www.delawareinvestments.com

                    Email
                    service@delinvest.com

                    Shareholder Service Center
                    800 523-1918

                    Call the Shareholder Service Center Monday to Friday, 8 a.m.
                    to 7 p.m. Eastern Time:

                    o    For fund  information,  literature,  price,  yield, and
                         performance figures.

                    o    For information on existing regular investment accounts
                         and   retirement    plan   accounts    including   wire
                         investments,  wire redemptions,  telephone redemptions,
                         and telephone exchanges.

                         Delaphone Service
                         800 362-FUND (800 362-3863)

                    o    For convenient access to account information or current
                         performance  information on all Delaware Investments(R)
                         Funds  seven  days a week,  24  hours a day,  use  this
                         Touch-Tone(R) service.

                    DELAWARE MID CAP VALUE FUND SYMBOLS
                                                     CUSIP           NASDAQ
                    Class A                         246093             868
                    Class C                         246093             850
                    Class R                         246093             843

                                       31

DELAWARE MID CAP    Additional  information  about  the  Fund's  investments  is
VALUE FUND          available  in the Fund's  annual and  semiannual  reports to shareholders.  In the Fund's shareholder  reports,  you will find a discussion of the market  conditions  and  investment
                    strategies   that   significantly    affected   the   Fund's
                    performance during the period covered by the report. You can find more  information  about the Fund in the  current  SAI, which we have filed electronically with the SEC and which is legally a part of this  Prospectus  (it is  incorporated  by reference). If you want a free copy of the SAI or the annual or semiannual  report,  or if you have any  questions  about investing  in the  Fund,  you can  write  to us at P.O.  Box
                    219656, Kansas City, MO 64121-9656 by regular mail or 430 W.
                    7th  Street,  Kansas  City,  MO 64105 by  overnight  courier service or call  toll-free 800 523-1918.  Please do not send any correspondence to 2005 Market Street,  Philadelphia,  PA
                    19103-7094. The Fund's SAI and annual and semiannual reports to shareholders are also available,  free of charge, through the Fund's Web site  (www.delawareinvestments.com).  You may also obtain additional  information about the Fund from your financial advisor.

                    You can find reports and other information about the Fund on the EDGAR  database on the SEC Web site  (www.sec.gov).  You can also get copies of this information,  after payment of a duplicating fee, by e-mailing the SEC at  publicinfo@sec.gov or by writing to the  Public  Reference  Section of the SEC,
                    Washington,  D.C.  20549-0102.  Information  about the Fund, including  its SAI,  can be reviewed and copied at the SEC's
                    Public  Reference  Room  in  Washington,  D.C.  You  can get
                    information on the Public  Reference Room by calling the SEC at 202 551-8090.

                    ------------------------------------------------------------

                    Investment Company Act file number: 811-00249

                                       32

                                             Delaware
                                             Investments(R)
                                             A member of Lincoln Financial Group

VALUE-EQUITY

Prospectus        JANUARY 30, 2008

                           DELAWARE MID CAP VALUE FUND
                           INSTITUTIONAL CLASS

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   OR  PASSED  UPON  THE   ADEQUACY  OF  THIS   PROSPECTUS,   AND  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund profile                                                   page 2
Delaware Mid Cap Value Fund

How we manage the Fund                                         page 5
Our investment strategies                                           5
The securities we typically invest in                               6
The risks of investing in the Fund                                  8
Disclosure of portfolio holdings information                        8

Who manages the Fund                                           page 9
Investment manager                                                  9
Portfolio managers                                                  9
Manager of managers structure                                       9
Who's who?                                                         10

About your account                                            page 12
Investing in the Fund                                              12
Payments to intermediaries                                         12
How to buy shares                                                  13
Fair valuation                                                     14
Document delivery                                                  14
How to redeem shares                                               15
Account minimum                                                    15
Exchanges                                                          15
Frequent trading of Fund shares                                    16
Dividends, distributions, and taxes                                17
Certain management considerations                                  18

Financial highlights                                          page 19

Contact information                                           page 20

Additional information                                     Back cover

                                       1

Profile: Delaware Mid Cap Value Fund

Delaware  Mid Cap Value Fund is available  only to certain  residents of certain states.

What is the Fund's objective?
The Delaware Mid Cap Value Fund seeks  capital  appreciation.  Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in investments of medium-sized  companies whose stock prices appear low relative to their underlying value or future  potential.  Among other factors,  we consider the financial strength of a company,  its management,  the prospects for its industry,  and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our  individual  stock  selection,  seeking  companies that we believe have a sustainable ability to buy back shares,  lower debt, and/or increase or initiate dividends.  Under  normal  circumstances,  at least 80% of the Fund's net assets will be in investments  of  medium-sized  companies  (the 80% policy).  The Fund
considers   medium-sized   companies   to  be  those   companies   whose  market
capitalizations fall within the range represented in the Russell  Midcap(R)Value
Index at the  time of the  Fund's  investment.  As of  December  31,  2007,  the smallest  company  included  in the  Index had a market  capitalization  of $479
million   and  the  largest   company   included  in  the  Index  had  a  market
capitalization of $42.1 billion.

The Fund's 80% policy can be  changed  without  shareholder  approval.  However, shareholders will be given notice at least 60 days prior to any change.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will  increase  and  decrease  according to changes in the value of the securities  in the Fund's  portfolio.  This Fund will be affected by declines in stock  prices,  which  could be  caused  by a drop in the  stock  market or poor performance from particular companies or industries.  In addition,  Delaware Mid
Cap Value Fund invests in small-sized or medium-sized companies. These companies may involve  greater  risk due to their size,  narrow  product  lines or limited financial resources.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page 7.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed  by the Federal  Deposit  Insurance  Corporation  (FDIC) or any other government agency.

Who should invest in the Fund
o    Investors with long-term financial goals
o    Investors seeking an investment primarily in common stocks
o    Investors  seeking  exposure to the capital  appreciation  opportunities of medium-sized companies

Who should not invest in the Fund
o    Investors with short-term financial goals
o    Investors whose primary goal is current income
o    Investors  who are  unwilling to accept  share  prices that may  fluctuate, sometimes significantly, over the short term

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

                                       2

How has Delaware Mid Cap Value Fund performed?

There is no  performance  information  for the Fund because the Fund had not yet commenced operations as of the date of this Prospectus.

What are the Fund's fees and expenses?

----------------------------------- ------------------------------------------------- -----------------------
You do not pay sales charges        CLASS                                    INSTITUTIONAL
directly from your investments      --------------------------------------- ---------------
when you buy or sell shares of      Maximum sales charge (load) imposed
the Institutional Class.            on purchases as a percentage of
                                    offering price                                    none
                                    --------------------------------------- ---------------
                                    Maximum contingent deferred sales
                                    charge (load) as a percentage of
                                    original purchase price or
                                    redemption price, whichever is
                                    lower                                             none
                                    --------------------------------------- ---------------
                                    Maximum sales charge (load) imposed
                                    on reinvested dividends                           none
                                    --------------------------------------- ---------------
                                    Redemption fees                                   none
                                    --------------------------------------- ---------------
                                    Exchange fees(1)                                  none
----------------------------------- --------------------------------------- ---------------

----------------------------------- --------------------------------------- ---------------
Annual fund operating expenses      CLASS                                    INSTITUTIONAL
are deducted from the Fund's        --------------------------------------- ---------------
assets.                             Management fees(2)                               0.75%
                                    --------------------------------------- ---------------
                                    Distribution and service (12b-1)
                                    fees                                              none
                                    --------------------------------------- ---------------
                                    Other expenses(3)                                0.34%
                                    --------------------------------------- ---------------
                                    Total annual fund operating expenses             1.09%
----------------------------------- --------------------------------------- ---------------

----------------------------------- --------------------------------------- ---------------
This example is intended to         CLASS                                    INSTITUTIONAL
help you compare the cost of        --------------------------------------- ---------------
investing in the Fund to the        1 year                                            $111
cost   of investing in other        --------------------------------------- ---------------
mutual funds with similar           3 years                                           $347
hypothetical investment of          --------------------------------------- ---------------
$10,000 with an  investment
objectives. We show the
cumulative amount of Fund
expenses on an annual 5%
return over the time shown.
The Fund's actual rate of
return may be greater or less
than the hypothetical 5%
return we use here.  This
example assumes that the
Fund's total operating expenses
remain unchanged in each of the
periods shown.  This is an
example only, and does not
represent future expenses,
which may be greater or less
than those shown here.
-------------------------------------------------------------------------------------------

(1)  Exchanges are subject to the  requirements of each Delaware  Investments(R)
     Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2)  The investment  manager (Manager) has voluntarily  agreed to waive all or a portion  of its  investment  advisory  fees and pay/or  reimburse  expenses
     (excluding  any 12b-1  plan  expenses,  taxes,  interest,  inverse  floater program expenses,  brokerage fees, certain insurance costs, and non-routine expenses  or costs,  including,  but not  limited  to,  those  relating  to reorganizations,  litigation,  certain  Trustee  retirement  plan expenses,
     conducting   shareholder   meetings,   and   liquidations    (collectively,
     "non-routine  expenses"))  in order to prevent total annual fund  operating expenses from exceeding 1.00% of the Fund's average daily net assets. These expense waivers and  reimbursements may be discontinued at any time because they are  voluntary,  and they apply only to expenses  paid directly by the
     Fund.  The fees and  expenses  shown in the table  above do not reflect the voluntary caps. The following table shows the Fund's operating expenses and reflects the Manager's voluntary fee waivers.

                                       3

        ------------------------------------------- -------------------
        CLASS                                            INSTITUTIONAL
        ------------------------------------------- -------------------
        Management fees                                          0.66%
        ------------------------------------------- -------------------
        Distribution and service (12b-1) fees                    0.00%
        ------------------------------------------- -------------------
        Other expenses                                           0.34%
        ------------------------------------------- -------------------
        Total net annual fund operating expenses                 1.00%
        ------------------------------------------- -------------------

(3)  "Other expenses" are based on estimates for the current fiscal year.

                                       4

How we manage the Fund

Our investment strategies

We research  individual  companies and analyze  economic and market  conditions, seeking to identify  the  securities  or market  sectors that we believe are the best  investments  for the  Fund.  The  following  are  descriptions  of how the portfolio management team pursues the Fund's investment goal.

     We  take  a  disciplined   approach  to  investing,   combining  investment
     strategies  and  risk  management  techniques  that  we  believe  can  help shareholders meet their goals.

We strive to identify medium-sized companies that we believe offer above-average opportunities  for  long-term  price  appreciation  because  their current stock prices do not appear to accurately  reflect the companies'  underlying  value or future earnings potential.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value, or cash flow.
Companies  may be  undervalued  for many  reasons.  They may be unknown to stock analysts,  they may have experienced poor earnings,  or their industry may be in the midst of a period of weak growth.

We will carefully  evaluate the financial  strength of a company,  the nature of its  management,  any  developments  affecting  the  company  or  its  industry, anticipated new products or services,  possible  management  changes,  projected takeovers,  or technological  breakthroughs.  Using this extensive analysis, our goal is to pinpoint the  companies  within the universe of  undervalued  stocks, whose true value is likely to be  recognized  and  rewarded  with a rising stock price in the future.

The Fund's investment  objective is  non-fundamental.  This means that the Board may change the Fund's objective without obtaining  shareholder  approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

                                       5

The securities we typically invest in
Stocks  offer  investors  the  potential  for capital  appreciation  and may pay dividends as well. Please see the Statement of Additional  Information (SAI) for
additional  information  about the securities  described  below as well as other securities in which the Fund may invest.

--------------------------------------------------------------------------------
Common stocks
--------------------------------------------------------------------------------
Securities  that represent  shares of ownership in a  corporation.  Stockholders participate in the corporation's  profits  proportionate to the number of shares they own.

How we use them: We will  generally  invest 90% to 100% of the Fund's net assets in common stocks.
--------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
--------------------------------------------------------------------------------
Receipts  issued by a U.S.  depositary  (usually a U.S.  bank) that represent an ownership interest in an underlying security that is held by the depositary.  An
ADR  entitles  the  holder to all  dividends  and  capital  gains  earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.

How we use them:  We may hold an  unlimited  amount  of ADRs  that are  actively traded  in the U.S.  when we  believe  they  offer  greater  value  and  greater appreciation potential than U.S. securities.
--------------------------------------------------------------------------------
Repurchase agreements
--------------------------------------------------------------------------------
An  agreement  between a buyer of  securities,  such as a fund,  and a seller of securities  in which the  seller  agrees  to buy the  securities  back  within a specified  time at the same price the buyer paid for them,  plus an amount equal to an agreed upon  interest  rate.  Repurchase  agreements  are often  viewed as equivalent to cash.

How  we use  them:  Typically,  we use  repurchase  agreements  as a  short-term investment for the Fund's cash position. In order to enter into these repurchase agreements,  the Fund must have  collateral  of at least 102% of the  repurchase price. We will only enter into repurchase  agreements in which the collateral is comprised of U.S. Government securities. In the investment manager's discretion, the Fund may invest overnight cash balances in short-term  discount notes issued or  guaranteed by the U.S.  government,  its agencies or  instrumentalities,  or government sponsored corporations.
--------------------------------------------------------------------------------
Restricted Securities
--------------------------------------------------------------------------------
Privately placed  securities  whose resale is restricted  under U.S.  securities laws.

How we use them: We may invest in privately placed  securities,  including those that are eligible for resale only among  certain  institutional  buyers  without registration,  which are commonly  known as "Rule 144A  Securities."  Restricted securities  that are  determined  to be  illiquid  may not exceed the Fund's 15%
limit on illiquid securities.
--------------------------------------------------------------------------------
Illiquid securities
--------------------------------------------------------------------------------
Securities  that do not have a ready  market  and cannot be easily  sold  within seven days at  approximately  the price that a fund has  valued  them.  Illiquid securities include repurchase agreements maturing in more than seven days.

How we use them:  We may invest up to 15% of the  Fund's net assets in  illiquid securities.
--------------------------------------------------------------------------------
Options
--------------------------------------------------------------------------------
Options represent a right to buy or sell securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. Certain options may be considered to be derivative securities.

How we use them: We may write call options and purchase put options on a covered basis only,  and will not engage in option writing  strategies  for  speculative purposes.

The Fund has claimed an exclusion  from the  definition  of the term  "commodity pool operator"  under the Commodity  Exchange Act (CEA) and,  therefore,  is not subject to  registration  or regulation as a commodity  pool operator  under the
CEA.
--------------------------------------------------------------------------------

We may  also  invest  in  other  securities  including  convertible  securities, warrants, preferred stocks, and bonds.

Lending securities
We may  lend up to 25% of the  Fund's  assets  to  qualified  broker/dealers  or institutional investors for their use in securities  transactions.  Borrowers of the Fund's securities must provide  collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of loaned securities.
These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

                                       6

We may buy or sell securities on a when-issued or  delayed-delivery  basis; that is, paying for securities before delivery or taking delivery at a later date. We will  designate  cash or  securities  in amounts  sufficient to cover the Fund's obligations, and will value the designated assets daily.

Borrowing from banks
We may borrow  money from banks as a  temporary  measure  for  extraordinary  or emergency  purposes  or to  facilitate  redemptions.  We will be required to pay interest to the lending banks on the amounts  borrowed.  As a result,  borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive  purposes,  we may hold a substantial part of the Fund's
assets  in  cash  or  cash   equivalents  or  other   high-quality,   short-term
instruments.  These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these instruments,  the Fund may be unable to achieve its investment objective.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible,  however,  that portfolio turnover will be higher than expected.  A turnover rate of 100% would occur if, for example,  the Fund bought and sold all of the  securities in its  portfolio  once in the course of a year or frequently traded a single  security.  A high rate of  portfolio  turnover  in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

                                       7

The risks of investing in the Fund
Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the principal risks you assume when investing in the Fund.  Please see the SAI for a further discussion of these risks and other risks not discussed here.

--------------------------------------------------------------------------------
Market risk
--------------------------------------------------------------------------------
Market  risk is the risk that all or a majority of the  securities  in a certain market  - like the  stock or bond  market - will  decline  in value  because  of economic conditions, future expectations, or investor confidence.

How we strive to manage it: We  maintain a  long-term  investment  approach  and focus on securities  that we believe can appreciate  over an extended  period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.
--------------------------------------------------------------------------------
Security risk
--------------------------------------------------------------------------------
Security  risk is the risk  that the value of an  individual  stock or bond will decline because of changing  expectations  for the performance of the individual company issuing the stock or bond.

How we strive to manage them: We limit the amount of the Fund's assets  invested in any individual  security.  We also follow a rigorous selection process before choosing  securities  and  continually  monitor  them while  they  remain in the portfolio.
--------------------------------------------------------------------------------
Industry risk
--------------------------------------------------------------------------------
Industry risk is the risk that the value of securities in a particular  industry will  decline  because of  changing  expectations  for the  performance  of that industry.

How we strive to manage them: We limit the amount of the Fund's assets  invested in any one industry. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio
--------------------------------------------------------------------------------
Small company risk
--------------------------------------------------------------------------------
Small company risk is the risk that prices of small- and medium-sized  companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How we strive to manage it: Though we may invest in small  companies,  our focus is on medium-sized compnaies. We believe medium-sized companies, in general, are more stable than  smaller  companies  and involve  less risk due to their larger size, greater experience,  and more extensive financial resources.  In addition, we maintain a well-diversified  portfolio,  select stocks carefully, and monitor them continually.

--------------------------------------------------------------------------------
Interest rate risk
--------------------------------------------------------------------------------
Interest  rate risk is the risk that  equity  securities  issued by  small-sized companies,  which  often  borrow  money  to  finance  their  operations,  may be adversely affected by rising interest rates.

How we strive to manage it: We analyze each  company's  financial  situation and its cash flow to determine the company's ability to finance future expansion and operations.  The  potential  effect that rising  interest  rates might have on a stock is taken into consideration before the stock is purchased.
--------------------------------------------------------------------------------
Liquidity risk
--------------------------------------------------------------------------------
Liquidity risk is the possibility that securities  cannot be readily sold within seven days at approximately the price that a fund has valued them.

The high  yield  secondary  market  is  particularly  susceptible  to  liquidity problems when  institutional  investors,  such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

How we strive to manage it: We limit  exposure to illiquid  securities to 15% of the Fund's net assets.
--------------------------------------------------------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                       8

Who manages the Fund

Investment manager
The Fund is managed by Delaware  Management  Company (the Manager),  a series of
Delaware  Management Business Trust, which is an indirect subsidiary of Delaware
Management  Holdings,  Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services.
For its services to the Fund, the Manager is entitled to be paid a fee of:

          0.75% of average daily net assets up to $500 million;
          0.70% of average daily net assets from $500 million to $1 billion;
          0.65% of average daily net assets from $1 billion to $2.5 billion; and
          0.60% of average daily net assets thereafter.

Because  the  Fund  had  not yet  commenced  operations  as of the  date of this prospectus,  it has not  issued  an  annual or  semiannual  shareholder  report.
Consequently,  a discussion of the basis for the Board's  approval of the Fund's investment advisory contract will be available in a future shareholder report.

Portfolio managers
Christopher S. Beck has primary  responsibility for making day-to-day investment decisions for the Fund. When making investment  decisions for the Fund, Mr. Beck regularly consults with Michael E. Hughes, Kent P. Madden, and Kelly McKee.

Christopher S. Beck, CFA, Senior Vice President, Senior Portfolio Manager
Mr.  Beck,  who  joined   Delaware   Investments  in  1997,   leads  the  firm's
Small/Mid-Cap Value team. Previously,  he served as a vice president at Pitcairn
Trust  from  1995 to 1997,  where he  managed  small-capitalization  stocks  and analyzed  equity  sectors.  Before that he was chief  investment  officer of the
University of Delaware from 1992 to 1995 and held  management  positions  during his seven  years at Cypress  Capital  Management  and four  years at  Wilmington
Trust. Mr. Beck earned a bachelor's  degree at the University of Delaware and an
MBA  from  Lehigh  University,  and  he  is a  member  of  the  CFA  Society  of
Philadelphia.

Michael E. Hughes, CFA, Vice President, Senior Equity Analyst
Mr. Hughes is responsible for the analysis,  purchase,  and sale recommendations of  consumer  staples,  healthcare,  and  technology  securities  for the firm's
Small-Cap  Value  and  Mid-Cap  Value  portfolios.  Prior  to  joining  Delaware
Investments  in 2002,  Mr.  Hughes was a vice  president  of equity  research at
Raymond  James &  Associates  and a limited  partner of equity  research at J.C.
Bradford.  He received a bachelor's  degree in finance from Siena College and an
MBA from Vanderbilt University.

Kent P. Madden, CFA, Equity Analyst
Mr. Madden is responsible  for equity  research of consumer  services,  consumer cyclicals, transportation, and business services stocks for the firm's Small-Cap
Value and Mid-Cap Value  portfolios.  Prior to joining  Delaware  Investments in
2004,  he was an  equity  analyst  at  Gartmore  Global  Investments,  where  he specialized  in  technology  and  telecommunications.  He has also  worked as an equity  analyst for Federated  Investors,  where he gained  experience  covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst.  Mr.  Madden  holds  a  bachelor's  degree  in  economics  from  DePauw
University and an MBA from the University of Chicago.

Kelley A. McKee, CFA, Equity Analyst
Ms. McKee joined Delaware  Investments in July 2005 as an equity analyst for the firm's  Small-Cap  Value and  Mid-Cap  Value  portfolios,  where she assists the portfolio managers with financial modeling and coverage of various sectors.  For the three years prior, she participated in Lincoln Financial Group's  rotational
Professional  Development  Program.  Ms.  McKee  earned a  bachelor's  degree in finance from Georgetown University.

The Fund's SAI provides  additional  information  about the portfolio  managers'
compensation,  other  accounts  managed  by  the  portfolio  managers,  and  the portfolio managers' ownership of Fund shares.

Manager of managers structure
The Fund and the Manager have  received an exemptive  order from the  Securities and Exchange  Commission (SEC) to operate under a manager of managers  structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors,  enter into  sub-advisory  agreements,  and  materially  amend and terminate  sub-advisory  agreements  on behalf of the Fund  without  shareholder approval  (the  Manager of  Managers  Structure).  Under the Manager of Managers
Structure, the Manager has ultimate responsibility,  subject to oversight by the
Fund's Board,  for overseeing the

                                       9

Fund's sub-advisors and recommending to the Board their hiring,  termination, or replacement.  The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers  Structure with respect to the Fund, the Manager may, in the future,  recommend to the Fund's Board the  establishment  of the Manager of
Managers  Structure by  recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's portfolio.

The  Manager of Managers  Structure  enables  the Fund to operate  with  greater efficiency  and  without  incurring  the  expense  and  delays  associated  with
obtaining   shareholder  approvals  for  matters  relating  to  sub-advisors  or sub-advisory  agreements.  The Manager of Managers  Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder  approval.  Shareholders  will be notified  of any  changes  made to sub-advisors or sub-advisory agreements within 90 days of the change.

                                       10

Who's who?
This   diagram   shows  the  various   organizations   involved   in   managing,
administering, and servicing the Delaware Investments(R) Funds.

                                          Board of Trustees
                                                                               Custodian
 Investment manager                                                            Mellon Bank, N.A.
 Delaware Management Company                                                   One Mellon Center
 2005 Market Street                       The Funds                            Pittsburgh, PA 15258
 Philadelphia, PA 19103-7094
                                 Distributor                        Service agent
                                 Delaware Distributors, L.P.        Delaware Service Company, Inc.
                                 2005 Market Street                 2005 Market Street
                                 Philadelphia, PA 19103-7094        Philadelphia, PA 19103-7094

                                 Financial intermediary wholesaler
 Portfolio managers              Lincoln Financial Distributors,
 (see page 9 for details)        Inc.
                                 2001 Market Street
                                 Philadelphia, PA 19103-7055

                                          Shareholders

Board of Trustees   A mutual fund is governed by a board of  trustees, which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor  and others that perform  services for the fund. Generally,  at least 40% of the board of trustees must be independent of a fund's investment manager and distributor.  However,  the Fund relies on certain exemptive  rules  adopted by the SEC that require its Board to be comprised of a
majority  of  such  independent   Trustees.   These  independent   Trustees,  in
particular, are advocates for shareholder interests.

Investment manager  An investment manager is a company responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the investment manager performs.  Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's  average daily net assets.  The  investment  manager is subject  to  numerous  legal  restrictions,  especially  regarding  transactions between itself and the funds it advises.

Portfolio managers  Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian    Mutual funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place  them with a  qualified  bank  custodian  who segregates fund securities from other bank assets.

Distributor    Most mutual  funds continuously  offer new  shares to the  public through  distributors  who are  regulated as  broker/dealers  and are subject to
Financial  Industry  Regulatory  Authority  (FINRA) rules governing  mutual fund sales practices.

Financial intermediary wholesaler  Pursuant to a contractual  arrangement with a fund's distributor, a financial intermediary wholesaler is primarily responsible for  promoting  the  sale  of  fund  shares  through  broker/dealers,  financial advisors, and other financial intermediaries.

Service agent Mutual fund  companies  employ service  agents  (sometimes  called
"transfer  agents") to maintain records of shareholder  accounts,  calculate and
disburse   dividends  and  capital  gains,  and  prepare  and  mail  shareholder statements and tax information,  among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

                                       11

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o    retirement  plans  introduced  by persons not  associated  with  brokers or dealers that are primarily  engaged in the retail  securities  business and rollover IRAs from such plans;

o    tax-exempt  employee  benefit plans of the Manager or its affiliates and of securities  dealer  firms  with a selling  agreement  with the  distributor
     (Distributor);

o    institutional  advisory  accounts  (including  mutual funds) managed by the
     Manager or its affiilates and clients of Delaware Investment  Advisers,  an affiliate of the Manager,  as well as the  clients'  affiliates,  and their corporate  sponsors,  subsidiaries,  related  employee  benefit plans,  and rollover IRAs of, or from, such institutional advisory accounts;

o    a bank, trust company, or similar financial  institution  investing for its own  account  or for the  accounts  of its  trust  customers  for  whom the financial  institution  is exercising  investment  discretion in purchasing shares of the Class,  except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o    registered  investment advisors investing on behalf of clients that consist solely  of  institutions  and high net  worth  individuals  having at least
     $1,000,000  entrusted  to  the  advisor  for  investment  purposes.  Use of
     Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o    certain  plans  qualified  under  Section 529 of the Internal  Revenue Code
     (Code) for which the Fund's Manager, Distributor,  service agent, or one or more of their affiliates provide recordkeeping,  administrative, investment management, marketing, distribution, or similar services; or

o    programs sponsored by financial  intermediaries where such programs require the purchase of Institutional Class shares.

Payments to Intermediaries
The Distributor,  Lincoln Financial Distributors, Inc., and their affiliates may pay additional  compensation  (at their own expense and not as an expense of the
Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries  (Financial  Intermediaries)  in  connection  with  the  sale  or retention of Fund shares and/or shareholder  servicing,  including providing the
Fund with "shelf space" or a higher  profile with the  Financial  Intermediary's consultants,  sales persons, and customers (distribution assistance).  The level of payments made to a qualifying  Financial  Intermediary in any given year will vary. To the extent  permitted by SEC and FINRA rules and other  applicable laws and regulations,  the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor  makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that  particular  mutual fund than sponsors or  distributors  of other mutual funds make to your Financial  Intermediary  with respect to the  distribution of
the  shares  of  their  mutual  funds,  your  Financial   Intermediary  and  its
salespersons  may have a  financial  incentive  to favor  sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any  particular  time,  a  Financial  Intermediary  may  also  have a  financial incentive for  recommending  a particular  share class over other share classes.
You should consult with your  Financial  Intermediary  and review  carefully any disclosure  provided  by  such  Financial  Intermediary  as to  compensation  it receives in connection with  investment  products it recommends or sells to you.
In certain instances, the payments could be significant and may cause a conflict of interest for your Financial  Intermediary.  Any such payments will not change the net asset value (NAV) or the price of the Fund's shares.

For more information, please see the Fund's SAI.

                                       12

How to buy shares

By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box
219656,  Kansas City, MO  64121-9656.  If you are making an initial  purchase by mail,  you must include a completed  investment  application  (or an appropriate retirement plan  application if you are opening a retirement  account) with your check.

Please note that all  purchases  by mail into your account or into a new account will not be  accepted  until such  purchase  orders  are  received  by  Delaware
Investments at P.O. Box 219656,  Kansas City, MO 64121-9656  for  investments by regular mail or 430 W. 7th Street,  Kansas  City,  MO 64105 for  investments  by overnight  courier  service.  Please do not send purchase  orders to 2005 Market
Street, Philadelphia, PA 19103-7094.

By wire
Ask your bank to wire the  amount  you want to  invest to Bank of New York,  ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund and class of shares  in which  you want to  invest.  If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange
You  may  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments(R) Funds for shares of other Delaware  Investments(R)  Funds. Please keep in mind, however,  that you may not exchange your shares for Class B, Class
C, or Class R shares. To open an account by exchange,  call your Client Services
Representative at 800 362-7500.

Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order.
If an  authorized  agent or we receive  your  order  before the close of regular trading on the New York  Stock  Exchange  (NYSE),  which is  normally  4:00 p.m.
Eastern Time,  you will pay that day's closing share price,  which is based on a fund's NAV. If your order is received after the close of regular  trading on the
NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We  determine  the NAV per  share  for each  Class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each
Class of the Fund is calculated by  subtracting  the  liabilities  of each Class from its total assets and dividing the resulting  number by the number of shares outstanding for that Class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed  income  securities  on  the  basis  of  valuations  provided  to us by an independent  pricing  service that uses methods  approved by the Board. We price fixed income  securities  that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities,  we use methods approved by the Board that are designed to price securities at their fair market value.

                                       13

About your account (continued)

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S. futures  markets),  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities traded primarily in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates under the policies and procedures  approved by the Board,  as described above.

Document delivery
If you have an  account  in the same  Delaware  Investments(R)  Fund as  another person or entity at your address,  we send you one copy of the Fund's prospectus and annual and semiannual reports to that address unless you opt otherwise. This will help us reduce the printing and mailing expenses  associated with the Fund.
We will  continue to send one copy of each of these  documents  to that  address until you notify us that you wish to receive individual  materials.  If you wish to receive individual  materials,  please call our Shareholder Service Center at
800 362-7500 or your  financial  advisor.  We will begin sending you  individual copies of these documents 30 days after receiving your request.

                                       14

How to redeem shares

By mail
You may redeem your  shares  (sell them back to the Fund) by mail by writing to:
Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. All owners of the account must sign the request.  For  redemptions of more than $100,000,  you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992.  Signature guarantees are also required when redemption proceeds  are  going to an  address  other  than the  address  of  record on the account.

Please note that all  redemption  requests from your account by mail will not be accepted until such  redemption  orders are received by Delaware  Investments at
P.O. Box 219656,  Kansas City, MO 64121-9656 for  redemptions by regular mail or
430 W. 7th Street,  Kansas City, MO 64105 for  redemptions by overnight  courier service.  Please  do  not  send  redemption  requests  to  2005  Market  Street,
Philadelphia, PA 19103-7094.

By telephone
You may redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares,  you may have the proceeds  sent directly to your bank by wire. If you request a wire deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

By wire
You may redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next Business Day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

Through your financial advisor
Your  financial  advisor  can handle all the  details of  redeeming  your shares
(selling them back to the Fund).  Your  financial  advisor may charge a separate fee for this service.

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed  request to redeem or exchange shares and an  authorized  agent or we  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV next determined after we receive your request.  If we receive your request after the  close  of  regular  trading  on the  NYSE,  you will  receive  the NAV next determined  on the next  Business  Day.  You may also  have to pay  taxes on the proceeds from your sale of shares.  We will send you a check,  normally the next
Business Day, but no later than seven days after we receive your request to sell your  shares.  If you  purchased  your shares by check,  we will wait until your check has cleared,  which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem  shares and your account  balance  falls below $250,  the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You may  generally  exchange  all or part of your  shares for shares of the same class of another Delaware  Investments(R) Fund. If you exchange shares to a fund that has a sales charge,  you will pay any applicable  sales charges on your new shares.  You do not pay sales  charges on shares that you  acquired  through the reinvestment of dividends.  You may have to pay taxes on your exchange. When you exchange  shares,  you are  purchasing  shares in another fund, so you should be sure to get a copy of the fund's  prospectus and read it carefully before buying shares through an exchange.  You may not exchange your shares for Class B, Class
C, or Class R shares of another Delaware  Investments(R) Fund. We may refuse the purchase side of any exchange  request if, in the Manager's  judgment,  the Fund would be  unable  to  invest  effectively  in  accordance  with  its  investment objective and policies or would  otherwise  potentially  be adversely  affected.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be  rejected.  The Fund's Board has adopted  policies and  procedures designed to detect,  deter, and prevent trading activity detrimental to the Fund and its shareholders,  such as market timing.  The Fund will consider anyone who follows a pattern of market  timing in any Delaware  Investments(R)  Fund or the
Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

                                       15

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" - that is,  purchases  into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without  prior  notice,  any  purchase  order or exchange  order for any reason, including any purchase  order or exchange  order  accepted by any  shareholder's financial  intermediary or in any omnibus-type  account.  Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next  Business Day  following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred  sales  charge,   or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases,  sales,  and exchanges of Fund shares and avoid  frequent  trading in
Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves  judgments  that  are  inherently  subjective  and  may be  selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's  shareholders.  While we will take  actions  designed to detect and prevent  market  timing,  there can be no assurance that such trading activity  will be  completely  eliminated.  Moreover,  the Fund's  market timing policy does not require the Fund to take action in response to frequent  trading activity.  If the Fund  elects not to take any action in  response  to  frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing  profits through  short-term  trading,  shareholders that engage in rapid  purchases and sales or exchanges of the Fund's shares dilute the value of shares held by  long-term  shareholders.  Volatility  resulting  from  excessive purchases  and sales or  exchanges of Fund shares,  especially  involving  large dollar amounts, may disrupt efficient portfolio management.  In particular,  the
Fund may have difficulty  implementing its long-term investment strategies if it is forced  to  maintain  a higher  level of its  assets  in cash to  accommodate significant  short-term  trading  activity.  Excessive  purchases  and  sales or exchanges  of the  Fund's  shares  may also  force  the  Fund to sell  portfolio securities at inopportune times to raise cash to accommodate  short-term trading activity.  This could adversely  affect the Fund's  performance if, for example, the Fund incurs  increased  brokerage  costs and  realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the closing of the foreign  market and the fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed income securities,  such as high yield  bonds,  asset-backed  securities,  or municipal bonds.

Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect  excessive  or  short-term  trading in Fund  shares.  This  monitoring process  involves several factors,  which include  scrutinizing  transactions in
Fund shares for  violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures,  the Fund may consider trading  activity by multiple  accounts under common  ownership,  control,  or  influence  to be trading  by a single  entity.
Trading  activity  identified  by these  factors,  or as a result  of

                                       16

any other  available  information,  will be evaluated to determine  whether such activity might constitute  market timing.  These procedures may be modified from time to time to improve the detection of excessive or  short-term  trading or to address  other  concerns.  Such  changes may be necessary  or  appropriate,  for example, to deal with issues specific to certain retirement plans; plan exchange
limits;   U.S.   Department   of  Labor   regulations;   certain   automated  or
pre-established exchange; asset-allocation or dollar cost averaging programs; or
omnibus account arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  broker/dealers  and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will  attempt  to have  financial  intermediaries  apply the  Fund's  monitoring procedures to these omnibus accounts and to the individual  participants in such accounts.  However,  to the extent that a financial  intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to
an  omnibus  account,   the  Fund  or  its  agents  may  require  the  financial
intermediary  to impose its  frequent  trading  policy,  rather  than the Fund's
policy,   to   shareholders   investing  in  the  Fund  through  the   financial
intermediary.

A financial  intermediary may impose  different  requirements or have additional restrictions  on the frequency of trading than the Fund. Such  restrictions  may include  without  limitation,  requiring  the trades to be placed by U.S.  mail, prohibiting  purchases for a designated period of time (typically 30 to 90 days)
by investors  who have  recently  purchased or redeemed  Fund shares and similar restrictions.  The Fund's  ability to impose such  restrictions  with respect to accounts traded through particular  financial  intermediaries may vary depending on systems  capabilities,  applicable  contractual and legal  restrictions,  and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine  whether your financial  intermediary  imposes any additional or different limitations. In an effort to discourage market timers in such accounts,  the Fund may consider  enforcement  against market timers at the participant  level and at the omnibus level, up to and including  termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders  seeking  to engage  in  market  timing  may  employ a  variety  of strategies  to avoid  detection  and,  despite  the  efforts of the Fund and its agents to detect  market timing in Fund shares,  there is no guarantee  that the
Fund will be able to  identify  these  shareholders  or  curtail  their  trading practices.  In  particular,  the Fund may not be able to  detect  market  timing attributable to a particular investor who effects purchase,  redemption,  and/or exchange  activity in Fund shares through  omnibus  accounts.  The difficulty of detecting  market  timing may be further  compounded if these  entities  utilize multiple tiers or omnibus accounts.

Dividends,  distributions,  and  taxes  Dividends  and  Distributions.  The Fund intends to qualify each year as a regulated  investment  company under the Code.
As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it  distributes  to you. The Fund expects to declare and distribute  all of its  net  investment  income,  if  any,  to  shareholders  as dividends annually. The Fund will also distribute net realized capital gains, if any,  at least  annually.  The Fund may  distribute  such income  dividends  and capital gains more  frequently,  if  necessary,  in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution  will vary, and there is no guarantee the Fund will pay either an income dividend or a capital  gains  distribution.  We  automatically  reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are  taxable as if they were paid in  December.  The Fund may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Fund makes every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Fund will send you a  corrected  Form  1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you are a taxable  investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in  effect,  you  will  receive  some of your  investment  back in the form of a taxable distribution.

TAXES

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

                                       17

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares.  A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Delaware
Investments(R) Fund is the same as a sale.

Backup  Withholding.  By law,  if you do not  provide  the Fund with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup withholding on any distributions of income,  capital gains, or proceeds  from the sale of your shares.  The Fund also must  withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Other.  Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax and are subject to special  U.S.  tax  certification  requirements  to avoid backup  withholding  and claim any  treaty  benefits.  The  exemption  from U.S.
withholding for short-term capital gain and  interest-related  dividends paid by the Fund to non-U.S.  investors  will  terminate  and no longer be available for dividends  paid by the Fund with respect to its taxable  years  beginning  after
December 31, 2007;  however,  legislation  has been proposed  which would extend this date. .

This  discussion  of  "Dividends,  distributions,  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds,  including those offered by the Delaware  Investments(R)  Funds.  From time to time, the Fund may experience large  investments or redemptions  due to allocations or  rebalancings  by these funds of funds and/or  similar  investment  vehicles.  While it is impossible to predict  the  overall  impact of these  transactions  over time,  there could be adverse effects on portfolio  management.  For example, the Fund may be required to sell  securities  or invest cash at times when it would not  otherwise do so.
These  transactions  could  also have tax  consequences  if sales of  securities result  in  gains,  and  could  also  increase  transaction  costs or  portfolio turnover.

                                       18

Financial highlights

Because  the  Fund  had  not yet  commenced  operations  as of the  date of this
Prospectus,  there are no financial  highlights to report as of the date of this
Prospectus.

                                       19

                         Contact Information

                         Web site
                         www.delawareinvestments.com

                         E-Mail
                         service@delinvest.com

                         Client Services Representative
                         800 362-7500

                         Delaphone Service
                         800 362-FUND (800 362-3863)
                    o    For convenient access to account information or current
                         performance  information on all Delaware Investments(R)
                         Funds  seven  days a week,  24  hours a day,  use  this
                         Touch-Tone(R) service.

                         DELAWARE MID CAP VALUE FUND SYMBOLS
                                                            CUSIP         NASDAQ
                         Institutional Class               246093         835

                                       20

DELAWARE MID CAP    Additional  information  about  the  Fund's  investments  is
VALUE FUND          available  in the Fund's  annual and  semiannual  reports to shareholders.  In the Fund's shareholder  reports,  you will find a discussion of the market  conditions  and  investment
                    strategies   that   significantly    affected   the   Fund's
                    performance during the period covered by the report. You can find more  information  about the Fund in the  current  SAI, which we have filed electronically with the SEC and which is legally a part of this  Prospectus  (it is  incorporated  by reference). If you want a free copy of the SAI or the annual or semiannual  report,  or if you have any  questions  about investing  in the  Fund,  you can  write  to us at P.O.  Box
                    219656, Kansas City, MO 64121-9656 by regular mail or 430 W.
                    7th  Street,  Kansas  City,  MO 64105 by  overnight  courier service or call  toll-free 800 362-7500.  Please do not send any correspondence to 2005 Market Street,  Philadelphia,  PA
                    19103-7094. The Fund's SAI and annual and semiannual reports to shareholders are also available,  free of charge, through the Fund's Web site  (www.delawareinvestments.com).  You may also obtain additional  information about the Fund from your financial advisor.

                    You can find reports and other information about the Fund on the EDGAR  database on the SEC Web site  (www.sec.gov).  You can also get copies of this information,  after payment of a duplicating fee, by e-mailing the SEC at  publicinfo@sec.gov or by writing to the  Public  Reference  Section of the SEC,
                    Washington,  D.C.  20549-0102.  Information  about the Fund, including  its SAI,  can be reviewed and copied at the SEC's
                    Public  Reference  Room  in  Washington,  D.C.  You  can get
                    information on the Public  Reference Room by calling the SEC at 202 551-8090.

                    ------------------------------------------------------------

                    Investment Company Act file number: 811-00249

                                       21

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 30, 2008

                          DELAWARE GROUP EQUITY FUNDS I
                           Delaware Mid Cap Value Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

     For Prospectuses, Performance, and Information on Existing Accounts of
        Class A Shares, Class C Shares, and Class R Shares: 800 523-1918

        For more information about the Institutional Class: 800 362-7500

               Dealer Services (Broker/Dealers only): 800 362-7500

     This Statement of Additional Information ("Part B") describes the shares of
Delaware  Mid Cap Value  Fund  ("Mid Cap Value  Fund" or the  "Fund"),  which is series of Delaware Group Equity Funds I (the  "Trust").  The Fund offers Class A
Shares,  Class C Shares,  and Class R Shares (together  referred to as the "Fund
Classes"), and an Institutional Class. All references to "shares" in this Part B refer to all  classes  of shares of the Fund,  except  where  noted.  The Fund's investment  manager  is  Delaware  Management  Company,  a  series  of  Delaware
Management Business Trust (the "Manager").

     This  Part  B  supplements  the   information   contained  in  the  current
prospectuses for the Fund, dated January 30, 2008 (the "Prospectuses"),  as they may be amended from time to time. This Part B should be read in conjunction with the applicable Prospectus. This Part B is not itself a prospectus but is, in its entirety,  incorporated by reference into each  Prospectus.  A Prospectus may be obtained  by writing or calling  your  investment  dealer or by  contacting  the
Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at
the above address or by calling the above phone numbers.

--------------------------------------------------------------------------------

---------------------------------- ------ ------------------------------ -------
                                    Page                                   Page
---------------------------------- ------ ------------------------------ -------
Organization and Classification       2   Purchasing Shares                 25
---------------------------------- ------ ------------------------------ -------
Investment Objectives,
Restrictions, and Policies            2   Investment Plans                  33
---------------------------------- ------ ------------------------------ -------
                                          Determining Offering Price
Investment Strategies and Risks       3   and Net Asset Value               37
---------------------------------- ------ ------------------------------ -------
Disclosure of Portfolio
Holdings Information                  9   Redemption and Exchange           38
---------------------------------- ------ ------------------------------ -------
Management of the Trust              11   Distributions and Taxes           43
---------------------------------- ------ ------------------------------ -------
Investment Manager and Other
Service Providers                    18   Performance Information           51
---------------------------------- ------ ------------------------------ -------
Portfolio Managers                   21   Financial Statements              51
---------------------------------- ------ ------------------------------ -------
Trading Practices and Brokerage      22   Principal Holders                 52
---------------------------------- ------ ------------------------------ -------
Capital Structure                    24
---------------------------------- ------ ------------------------------ -------

--------------------------------------------------------------------------------
                         ORGANIZATION AND CLASSIFICATION
--------------------------------------------------------------------------------

Organization
     The Trust was  originally  organized as a Delaware  corporation in 1937 and subsequently  reorganized  as a Maryland  corporation  on March 4, 1983 and as a
Delaware statutory trust on December 28, 1999.

Classification
     The  Trust  is  an  open-end  management  investment  company.  The  Fund's portfolio of assets is diversified  as defined by the Investment  Company Act of
1940, as amended (the "1940 Act").

--------------------------------------------------------------------------------
                INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES
--------------------------------------------------------------------------------

Investment Objectives
     The Fund's  investment  objectives are described in the  Prospectuses.  The
Fund's  investment  objective  is  non-fundamental,  and may be changed  without shareholder approval.  However, the Trust's Board of Trustees (the "Board") must approve any changes to non-fundamental  investment  objectives and the Fund will notify  shareholders  prior  to a  material  change  in  the  Fund's  investment objective.

Fundamental Investment Restrictions
     The Fund has adopted the  following  restrictions  which  cannot be changed without  approval  by the  holders of a  "majority"  of the  Fund's  outstanding shares,  which is a vote by the  holders of the lesser of: a) 67% or more of the voting securities present in person or by proxy at a meeting,  if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order  thereunder,  or staff of the U.S.
Securities and Exchange  Commission (the "SEC")  interpretation  thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided  that  this  restriction  does not limit  the Fund  from  investing  in obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities, or in tax-exempt securities or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other  issuers,  except that the Fund may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. Purchase or sell real estate,  unless  acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein,  or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  engaging  in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6. Make loans,  provided  that this  restriction  does not prevent the Fund from purchasing debt obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

                                       2

Non-Fundamental Investment Restriction
     In addition to the fundamental investment restrictions described above, and the various general investment policies described in the Prospectuses,  the Fund will be subject to the following  investment  restriction,  which are considered non-fundamental  and may be changed by the Board of Trustees without shareholder approval:  The Fund may not invest more than 10% of its net assets in securities which it cannot sell or dispose of in the  ordinary  course of  business  within seven  days at  approximately  the  value at  which  the  Fund  has  valued  the investment.

     In applying the Fund's fundamental policy concerning  concentration that is described  above,  it is a matter of  non-fundamental  policy that:  (i) utility companies will be divided  according to their  services,  for example,  gas, gas transmission,  electric,  and  telephone  will  each be  considered  a  separate industry;  (ii) financial service companies will be classified  according to the end users of their services, for example,  automobile finance, bank finance, and diversified  finance  will each be  considered  a separate  industry;  and (iii)
asset-backed  securities will be classified  according to the underlying  assets securing such securities.

Portfolio Turnover
     Portfolio  trading will be undertaken  principally to accomplish the Fund's investment objective. The Fund is free to dispose of portfolio securities at any time,  subject to complying with the Internal  Revenue Code (the "Code") and the
1940 Act, when changes in circumstances or conditions make such a move desirable in light of the  Fund's  investment  objective.  The Fund  will not  attempt  to achieve  or be limited  to a  predetermined  rate of  portfolio  turnover.  Such turnover  always will be incidental to  transactions  undertaken  with a view to achieving the Fund's investment objective.

     The portfolio turnover rate tells you the amount of trading activity in the
Fund's  portfolio.  A turnover rate of 100% would occur, for example,  if all of the Fund's  investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently  traded. The turnover rate also may be affected by cash  requirements  from  redemptions and repurchases of the Fund's  shares.  A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

--------------------------------------------------------------------------------
                         INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

     The Fund's investment  objectives,  strategies,  and risks are described in
the  Prospectuses.   Certain  additional  information  is  provided  below.  All investment strategies of the Fund are non-fundamental and may be changed without shareholder approval, except those identified below as fundamental restrictions.

Foreign Securities
     The Fund may invest in securities of foreign companies.  However,  the Fund will not invest more than 25% of the value of its respective assets, at the time of purchase,  in foreign  securities  (other than securities of Canadian issuers registered  under the  Securities  Exchange  Act of 1934,  as amended (the "1934
Act"),  or American  Depositary  Receipts  ("ADRs"),  on which there are no such limits).  Although  the Fund may  invest up to 25% of its net  assets in foreign securities,  the Manager  typically  invests only a small  portion of the Fund's portfolio in such securities.

     ADRs are receipts  typically  issued by a U.S.  bank or trust  company that evidence  ownership of underlying  securities  issued by a foreign  corporation.
Sponsored ADRs are issued jointly by the issuer of the underlying security and a depository,  and unsponsored  ADRs are issued without the  participation  of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such  facilities and the depository of an unsponsored  ADR facility frequently  is under no  obligation  to  distribute  shareholder  communications received  from the issuer of the  deposited  security or to pass through  voting rights to the holders of such receipts in respect of the  deposited  securities.
Therefore,  there may not be a correlation  between  information  concerning the issuer of the security and the market value of an unsponsored ADR.

                                       3

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund's  distributions paid to shareholders.

     Investors should recognize that investing in foreign corporations  involves certain considerations, including those set forth below, which are not typically associated with investing in United States  corporations.  Foreign  corporations are not  generally  subject  to  uniform  accounting,  auditing,  and  financial standards  and  requirements  comparable  to those  applicable  to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers, and listed corporations than exist in the United States. The
Fund may be affected  either  unfavorably  or favorably by  fluctuations  in the relative  rates of exchange  between the  currencies  of  different  nations and control regulations.  Furthermore, there may be the possibility of expropriation
or  confiscatory  taxation,   political,  economic  or  social  instability,  or
diplomatic  developments  which could affect  assets of the Fund held in foreign countries.

     The  Fund  will,  from  time to time,  conduct  foreign  currency  exchange transactions  on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign currency  exchange market or through entering into contracts to purchase or sell foreign  currencies at a future date (i.e., a "forward foreign currency"
contract or "forward" contract).  Investors should be aware that there are costs and risks  associated with such currency  transactions.  The Fund may enter into forward  contracts  to "lock in" the  price of a  security  they have  agreed to purchase  or sell,  in terms of U.S.  dollars or other  currencies  in which the transaction will be consummated.  When the Manager believes that the currency of a particular  foreign  country may suffer a decline  against the U.S.  dollar or against another  currency,  the Fund may enter into a forward  contract to sell, for a fixed amount of U.S. dollars or other appropriate currency,  the amount of foreign  currency  approximating  the  value  of  some  or  all of  that  Fund's securities  denominated  in such foreign  currency.  It is impossible to predict precisely  the market value of portfolio  securities  at the  expiration  of the forward contract.  Accordingly,  it may be necessary for the Fund to purchase or sell  additional  foreign  currency  on the spot market (and bear the expense of such  purchase  or sale) if the  market  value of the  security  is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

     The Fund may incur gains or losses from currency  transactions.  No type of foreign currency  transaction  will eliminate  fluctuations in the prices of the
Fund's foreign  securities or will prevent loss if the prices of such securities should decline.

High Yield, High-Risk Securities ("Junk Bonds")
     Investing  in  so-called  "high  yield" or  "high-risk"  securities  ("junk bonds")  entails certain risks,  including the risk of loss of principal,  which may be greater than the risks involved in investment-grade securities, and which should be considered by investors  contemplating an investment in the Fund. Such securities  are  sometimes  issued by  companies  whose  earnings at the time of issuance are less than the projected debt service on the high yield  securities.
The risks include the following:

     Youth and Volatility of the High Yield Market: Although the market for high yield  securities  has been in existence  for many years,  including  periods of economic downturns,  the high yield market grew rapidly during the long economic expansion  which took place in the United States  during the 1980s.  During that economic  expansion,  the use of  high  yield  debt  securities  to fund  highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially during that economic expansion.
Although experts disagree on the impact  recessionary  periods have had and will have on the high yield  market,  some  analysts  believe a  protracted  economic downturn  would  severely  disrupt the market for high yield  securities,  would adversely affect the value of outstanding  bonds, and would adversely affect the ability of high yield issuers to repay  principal and interest.  Those  analysts cite volatility experienced in the high yield market in the past as evidence for their  position.  It is likely that protracted  periods of economic  uncertainty would  result  in  increased  volatility  in the  market  prices  of high  yield securities,  an  increase  in the  number  of  high  yield  bond  defaults,  and corresponding volatility in a Fund's NAV.

     The Fund will not ordinarily purchase securities rated below Baa by Moody's
Investors  Service,  Inc.  ("Moody's")  or BBB by  Standard  &  Poor's  ("S&P").
However, the Fund may do so if the Manager believes that capital appreciation is likely. The Fund will invest more than 25% of its assets in such securities.

                                       4

     Liquidity and Valuation:  The secondary market for high yield securities is currently  dominated  by  institutional  investors,  including  mutual funds and certain  financial  institutions.  There  is  generally  no  established  retail secondary market for high yield  securities.  As a result,  the secondary market for high yield  securities is more limited and less liquid than other  secondary securities markets. The high yield secondary market is particularly  susceptible to liquidity  problems when the institutions which dominate it temporarily cease buying such securities for regulatory,  financial or other reasons,  such as the savings  and loan  crisis.  A less liquid  secondary  market may have an adverse effect on a Fund's ability to dispose of particular issues,  when necessary,  to meet the Fund's  liquidity  needs or in response to a specific  economic  event, such as the deterioration in the  creditworthiness of the issuer. In addition, a less  liquid  secondary  market  makes it more  difficult  for a Fund to  obtain precise valuations of the high yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high yield  securities than is normally the case. The secondary market for high yield securities  is also  generally  considered  to be more likely to be disrupted by adverse publicity and investor  perceptions than the more established  secondary securities  markets.  Privately  placed high yield  securities are  particularly susceptible to the liquidity and valuation risks outlined above.

     Legislative  and Regulatory  Action and  Proposals:  There are a variety of legislative  actions which have been taken or which are considered  from time to time by the United States Congress which could  adversely  affect the market for
high  yield  bonds.   For  example,   Congressional   legislation   limited  the
deductibility  of  interest  paid on certain  high  yield  bonds used to finance
corporate  acquisitions.   Also,   Congressional   legislation  has,  with  some
exceptions, generally prohibited federally-insured savings and loan institutions from investing in high yield securities.  Regulatory  actions have also affected the high yield market. For example,  many insurance companies have restricted or eliminated  their  purchases  of high yield  bonds as a result of,  among  other factors,  actions taken by the National Association of Insurance  Commissioners.
If similar  legislative  and  regulatory  actions are taken in the future,  they could result in further tightening of the secondary market for high yield issues and could reduce the number of new high yield securities being issued.

Investment Company Securities
     The Fund is permitted to invest in other  investment  companies,  including open-end,  closed-end,  or unregistered investment companies,  either within the percentage  limits set forth in the 1940 Act, any rule or order  thereunder,  or
SEC staff  interpretation  thereof,  or without  regard to percentage  limits in connection  with a  merger,  reorganization,  consolidation,  or  other  similar transaction.  However,  the Fund may not  operate  as a "fund  of  funds"  which invests  primarily in the shares of other  investment  companies as permitted by
Section  12(d)(1)(F)  or (G) of the 1940 Act, if its own shares are  utilized as investments  by such a "fund of funds."  Any  investments  that the Fund make in investment  companies  will  involve the Fund's pro rata payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's  current  limitations,  the Fund may not: (1) own more than 3% of the voting stock of another investment  company;  (2) invest more than 5% of the
Fund's total assets in the shares of any one investment company;  nor (3) invest more  than  10% of the  Fund's  total  assets  in  shares  of  other  investment companies.  If the Fund  elects  to limit  its  investment  in other  investment companies to closed-end investment companies,  the 3% limitation described above is  increased  to 10%.  These  percentage  limitations  also apply to the Fund's investments in unregistered investment companies.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to  qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     It is the  understanding  of the Manager  that the staff of the SEC permits portfolio lending by registered  investment  companies if certain conditions are met.  These  conditions  are as  follows:  1) each  transaction  must  have 100%
collateral  in the form of  cash,  short-term  U.S.  Government  securities,  or irrevocable  letters of credit payable by banks  acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase,  the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time;  4) the  Fund  must  receive  reasonable  interest  on any  loan,  and any dividends,  interest,  or other  distributions on the lent  securities,  and any increase in the market value of such securities;  5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower;  however, if the Trustees of the Trust know that a material event will

                                       5

occur affecting a loan, they must either terminate the loan in order to vote the proxy or enter into an alternative  arrangement  with the borrower to enable the trustees to vote the proxy.

     The major risk to which the Fund would be exposed on a loan  transaction is the risk  that a  borrower  would go  bankrupt  at a time  when the value of the security  goes up.  Therefore,  the Fund will only enter into loan  arrangements after a review of all pertinent  facts by the Manager,  under the supervision of the Board,  including the  creditworthiness of the borrowing broker,  dealer, or institution  and then only if the  consideration  to be received from such loans would justify the risk.  Credit-worthiness will be monitored on an ongoing basis by the Manager.

Options
     The Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.
The Fund will not engage in option strategies for speculative purposes.

     Covered Call Writing:  The Fund may write covered call options from time to time on such  portion of their  respective  portfolios,  without  limit,  as the
Manager  determines  is  appropriate  in  seeking to  achieve  their  investment objectives.  A call option gives the  purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise  price during the option  period.  The advantage to the
Fund of writing covered calls is that the Fund receives  additional  income,  in the form of a premium,  which may offset any  capital  loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option  period,  a covered call option writer may be assigned an exercise  notice by the  broker/dealer  through  whom such call  option was sold requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such  earlier time in which the writer  effects a closing  purchase transaction.  A closing purchase  transaction cannot be effected with respect to an option  once the  option  writer has  received  an  exercise  notice for such option.

     With respect to both options on actual  portfolio  securities  owned by the
Fund and  options on stock  indices,  the Fund may enter into  closing  purchase transactions.  A closing  purchase  transaction  is one in which the Fund,  when obligated as a writer of an option,  terminates  its obligation by purchasing an option of the same series as the option previously written.

     Closing  purchase  transactions  will  ordinarily  be effected to realize a profit on an  outstanding  call option,  to prevent an underlying  security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying  security with either a different exercise  price or expiration  date or both.  The Fund may realize a net gain or loss from a closing purchase  transaction  depending upon whether the net amount of the  original  premium  received  on the call option is more or less than the cost of  effecting  the closing  purchase  transaction.  Any loss  incurred in a closing purchase  transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.
Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option  expires  unexercised,  the Fund will realize a short-term capital  gain in the amount of the  premium on the option,  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will  realize a gain or loss from the sale of the  underlying  security equal to the  difference  between the cost of the underlying  security,  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying  security.  Other principal  factors  affecting  market value include supply and  demand,  interest  rates,  the price  volatility  of the  underlying security, and the time remaining until the expiration date.

                                       6

     The Fund will write call options only on a covered basis,  which means that it will own the underlying security subject to a call option at all times during the option period or securities  convertible or exchangeable into the securities subject to the call  option at no  additional  consideration  or the Fund owns a call option on the relevant securities with an exercise price no higher than the exercise  price  on the  call  option  written  or  subject  to  any  regulatory restrictions,  an amount of cash or liquid  high-grade debt obligations at least
equal  to  the  current  underlying   securities.   Unless  a  closing  purchase
transaction  is  effected,  the Fund would be  required  to  continue  to hold a security  which it might  otherwise wish to sell, or deliver a security it would want to hold.  Options written by the Fund will normally have  expiration  dates between one and nine months from the date written.  The exercise price of a call option  may be  below,  equal  to or  above  the  current  market  value  of the underlying security at the time the option is written.

     Purchasing Put Options: The Fund may invest up to 2% of its total assets in the purchase of put options.  The Fund will, at all times during which they hold a put option, own the security covered by such option.

     The Fund  intend to  purchase  put  options in order to  protect  against a decline in the market value of the underlying  security below the exercise price less the  premium  paid for the  option  ("protective  puts").  The  ability  to purchase  put options  will allow the Fund to protect an  unrealized  gain in an appreciated  security in their portfolios without actually selling the security.
If the  security  does not drop in  value,  the Fund  will lose the value of the premium paid. The Fund may sell a put option which it has  previously  purchased prior to the sale of the  securities  underlying  such  option.  Such sales will result in a net gain or loss  depending  on whether  the amount  received on the sale is more or less than the  premium and other  transaction  costs paid on the put option which is sold.

     The  Fund  may  enter  into  closing  sale  transactions.  A  closing  sale transaction  is one in which the Fund,  when it is the holder of an  outstanding option,  liquidates  its position by selling an option of the same series as the option previously purchased.

     Options on Stock  Indices:  A stock index  assigns  relative  values to the common stocks included in the index with the index  fluctuating  with changes in the market values of the underlying common stock.

     Options  on stock  indices  are  similar  to  options  on  stocks  but have different delivery requirements. Stock options provide the right to take or make delivery of the  underlying  stock at a specified  price.  A stock index  option gives the holder the right to receive a cash "exercise  settlement amount" equal to (i) the amount by which the fixed  exercise  price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the underlying index on the date of exercise,  multiplied by (ii) a fixed "index multiplier."  Receipt of this cash amount will depend upon the closing  level of the stock index upon which the option is based being  greater  than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified  multiple.  The writer of the option is  obligated,  in return for the premium received,  to make delivery of this amount.  Gain or loss to the Fund on transactions  in stock index options will depend on price movements in the stock market  generally (or in a particular  industry or segment of the market) rather than price movements of individual securities.

     As with stock options,  the Fund may offset their  positions in stock index options  prior to  expiration  by  entering  into  closing  transactions,  on an exchange or they may let the options expire unexercised.

     A stock index  fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the
Standard & Poor's 500 Index ("S&P 500") or the New York Stock Exchange Composite
Index, or a narrower market index such as the Standard & Poor's 100 ("S&P 100").
Indices are also based on an industry or market segment such as the AMEX Oil and
Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following  Exchanges among others: The Chicago Board
Options  Exchange,  New York Stock  Exchange  (the "NYSE"),  and American  Stock
Exchange.

                                       7

     The effectiveness of purchasing or writing stock index options as a hedging technique  will depend upon the extent to which  price  movements  in the Fund's portfolio  correlate with price movements of the stock index  selected.  Because the value of an index option  depends  upon  movements in the level of the index rather than the price of a  particular  stock,  whether the Fund will  realize a gain or loss from the  purchase or writing of options on an index  depends  upon movements in the level of stock prices in the stock market  generally or, in the case of certain indices, in an industry or market segment, rather than movements in the  price  of a  particular  stock.  Since  the  Fund's  portfolio  will not duplicate  the  components  of an  index,  the  correlation  will not be  exact.
Consequently,  the Fund bears the risk that the prices of the  securities  being hedged will not move in the same amount as the  hedging  instrument.  It is also possible  that there may be a negative  correlation  between  the index or other securities  underlying the hedging  instrument and the hedged  securities  which would  result  in a loss on both such  securities  and the  hedging  instrument.
Accordingly,  successful  use by the Fund of  options on stock  indices  will be subject to the Manager's ability to predict correctly movements in the direction of the  stock  market  generally  or of a  particular  industry.  This  requires different  skills  and  techniques  than  predicting  changes  in the  price  of individual stocks.

     Positions  in stock  index  options  may be closed out only on an  exchange which  provides a  secondary  market.  There can be no  assurance  that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be  possible  to close  such an  option.  The  inability  to  close  options positions  could have an adverse  impact on the  Fund's  ability to  effectively hedge its securities.  The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

     The Fund will not engage in  transactions  in options on stock  indices for speculative  purposes  but only to  protect  appreciation  attained,  to  offset capital losses,  and to take advantage of the liquidity  available in the option markets.

     Lastly, it should be noted that the Trust (on behalf of the Fund) has filed with the National  Futures  Association a notice  claiming an exclusion from the definition of the term  "commodity  pool  operator"  ("CPO") under the Commodity
Exchange  Act,  as  amended,  and the  rules of the  Commodity  Futures  Trading
Commission  promulgated  thereunder,  with  respect  to  the  Fund's  operation.
Accordingly, the Fund is not subject to registration or regulation as a CPO.

Repurchase Agreements
     A repurchase  agreement is a short-term  investment  by which the purchaser acquires  ownership of a debt security and the seller  agrees to repurchase  the obligation at a future time and set price,  thereby determining the yield of the debt  security  during the  purchaser's  holding  period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the
Fund,  if any,  would be the  difference  between the  repurchase  price and the market value of the security.  The Fund will limit its investments in repurchase agreements to those which the Manager determines to present minimal credit risks and which are of high quality. In addition,  the Fund must have collateral of at least 102% of the repurchase price, including the portion representing its yield under such  agreements  which is monitored  on a daily basis.  While the Fund is permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

     The  funds  in  the  Delaware  Investments(R)  Family  (each,  a  "Delaware
Investments(R)  Fund" and collectively,  the "Delaware  Investments(R)  Funds"), including the Trust,  have obtained an exemption (the "Order") from the SEC from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the
Delaware  Investments(R)  Funds  jointly to invest cash  balances.  The Fund may invest cash  balances in a joint  repurchase  agreement in  accordance  with the terms of the Order and subject generally to the conditions described above.

Restricted Securities
     The  Fund may  invest  in  restricted  securities,  including  unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule
144A Securities")  under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.
All of the  Fund's  option  activities  will  be  engaged  in a  manner  that is consistent  with the SEC's  position  concerning  segregation of assets with the
Fund's custodian bank.

                                       8

     While  maintaining  oversight,  the Board of Trustees has  delegated to the
Manager the day-to-day  function of determining  whether or not individual  Rule
144A  Securities  are  liquid for  purposes  of the  Fund's  10%  limitation  on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security:  (i)
the  frequency of trades and trading  volume for the  security;  (ii) whether at least three  dealers are willing to purchase or sell the security and the number of potential purchasers;  (iii) whether at least two dealers are making a market in the  security;  and (iv) the  nature of the  security  and the  nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of  soliciting  offers,  and the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A  Securities  could have the effect of increasing the level of the Fund's  illiquidity  to the  extent  that  qualified  institutional buyers become,  for a time,  uninterested in purchasing these securities.  After the  purchase of a Rule 144A  Security,  however,  the Board of Trustees and the
Manager will  continue to monitor the  liquidity of that security to ensure that the  Fund  have  no  more  than  10% of its  net  assets  invested  in  illiquid securities.

U.S. Government Securities
     U.S.  Treasury  securities are backed by the "full faith and credit" of the
United  States.  Securities  issued or guaranteed  by federal  agencies and U.S.
Government  sponsored  instrumentalities  may or may not be  backed  by the full faith and credit of the United  States.  In the case of securities not backed by the full faith and credit of the United  States,  investors  in such  securities look  principally to the agency or  instrumentality  issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its  commitment.  Agencies which are backed by the full faith and credit of the United States include the Export-Import  Bank, Farmers Home  Administration,
Federal  Financing  Bank,  the  Federal  Housing  Administration,  the  Maritime
Administration,  the Small Business Administration, and others. Certain agencies and  instrumentalities,  such as the Government  National  Mortgage  Association
("GNMA"),  are,  in  effect,  backed by the full  faith and credit of the United
States through  provisions in their charters that they may make  "indefinite and unlimited" drawings on the Treasury,  if needed to service their debt. Debt from certain other  agencies and  instrumentalities,  including the Federal Home Loan
Bank and Federal National Mortgage Association  ("FNMA"),  are not guaranteed by the United States,  but those  institutions  are protected by the  discretionary authority for the U.S.  Treasury to purchase certain amounts of their securities to assist the  institutions in meeting their debt  obligations.  Finally,  other agencies and  instrumentalities,  such as the Farm Credit System,  the Tennessee
Valley Authority and the Federal Home Loan Mortgage  Corporation,  are federally chartered  institutions  under  U.S.  Government  supervision,  but  their  debt securities are backed only by the  creditworthiness of those  institutions,  not the U.S. Government.

     An  instrumentality  of a U.S.  Government  agency is a  government  agency organized under Federal charter with government  supervision.  Instrumentalities issuing or  guaranteeing  securities  include,  among others,  Federal Home Loan
Banks,  the  Federal  Land  Banks,   Central  Bank  for  Cooperatives,   Federal
Intermediate Credit Banks, and the FNMA.

     The maturities of such securities usually range from three months to thirty years.  While such securities are guaranteed as to principal and interest by the
U.S.  Government or its agencies or  instrumentalities,  their market values may fluctuate and are not guaranteed,  which may, along with the other securities in a Fund's portfolio, cause the Fund's daily NAV to fluctuate.

--------------------------------------------------------------------------------
                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

     The Trust has adopted a policy  generally  prohibiting  the  disclosure  of portfolio  holdings  information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund's portfolio holdings monthly,  with a
30 day lag, on the Fund's Web site, www.delawareinvestments.com. In addition, on a 10 day lag, the Trust also makes available a month-end  summary listing of the number of the Fund's  securities,  country  and asset  allocations,  and top ten securities and sectors by percentage of holdings for the Fund. This  information is available  publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

                                       9

     Other entities,  including  institutional investors and intermediaries that distribute  the Fund's  shares,  are  generally  treated  similarly  and are not provided  with  the  Fund's  portfolio  holdings  in  advance  of when  they are generally available to the public.

     Third-party  service  providers  and  affiliated  persons  of the  Fund are provided  with the Fund's  portfolio  holdings  only to the extent  necessary to perform services under  agreements  relating to the Fund. In accordance with the policy,  third-party service providers who receive non-public portfolio holdings information  on an  ongoing  basis are:  the  Manager's  affiliates,  the Fund's independent registered public accounting firm, the Fund's custodian,  the Fund's legal counsel,  the Fund's financial printer and the Fund's proxy voting service
(Institutional  Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party  rating and  ranking  organizations  and  consultants  who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive  portfolio  holdings  information  more quickly than the 30 day lag. The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the  information  or trading  on the  information  (either in Fund  shares or in shares of the Fund's  portfolio  securities).  In addition,  the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither the Fund,  the  Manager,  nor any  affiliate  receives any compensation or consideration with respect to these agreements.

     To protect the  shareholders'  interest and to avoid conflicts of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Fund's Chief Compliance Officer prior to such use.

     The Trust's Board of Trustees will be notified of any substantial change to the foregoing  procedures.  The Board of Trustees also receives an annual report from the Trust's Chief Compliance Officer which,  among other things,  addresses the operation of the Trust's  procedures  relating to its policy  concerning the disclosure of portfolio holdings information.

                                       10

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions  in each of the  other  Delaware  Investments(R)  Funds.  The  Trust's
Trustees and principal  officers are noted below along with their ages and their business  experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death, or removal.

-------------- --------------- ----------- ---------------- ------------- ------------------
                                                               Number of
                                                             Portfolios
                                                               in Fund
Name,                                         Principal       Complex           Other
Address          Position(s)      Length    Occupation(s)    Overseen by    Directorships
and               Held with      of Time      During Past    Trustee or    Held by Trustee
Birthdate         the Trust      Served       5 Years         Officer        or Officer
-------------- --------------- ----------- ---------------- ------------- ------------------
Interested Trustees
-------------- --------------- ----------- ---------------- ------------- ------------------
Patrick P.        Chairman,      Chairman     Patrick P.          84          Director --
Coyne(1)          President,       and        Coyne has                        Kaydon
2005                Chief        Trustee      served in                      Corporation
Market            Executive       since        various
Street           Officer, and     August      executive
Philadelphia,      Trustee       16, 2006   capacities at
PA 19103                                      different
                                President      times at
April                           and Chief      Delaware
1963                            Executive   Investments.(2)
                                 Officer
                                  since
                                August 1,
                                   2006
-------------- --------------- ----------- ---------------- ------------- ------------------
Independent Trustees
-------------- --------------- ----------- ---------------- ------------- ------------------
Thomas L.          Trustee        Since        Private           84          Director --
Bennett                         March 2005   Investor --                       Bryn Mawr
2005                                        (March 2004 -                  Bank Corp. (BMTC)
Market                                        Present)                       (April 2007 -
Street                                                                         Present)
Philadelphia,                                Investment
PA 19103                                     Manager --
                                            Morgan Stanley
October                                          & Co.
1947                                        (January 1984
                                            - March 2004)
-------------- --------------- ----------- ---------------- ------------- ------------------
John A. Fry        Trustee        Since      President --         84          Director --
2005                             January     Franklin &                    Community Health
Market                             2001       Marshall                         Systems
Street                                        College
Philadelphia,                               (June 2002 -                     Director --
PA 19103                                      Present)                      Allied Barton
                                                                          Security Holdings
May                                        Executive Vice
1960                                        President --
                                            University of
                                            Pennsylvania
                                            (April 1995 -
                                             June 2002)
-------------- --------------- ----------- ---------------- ------------- ------------------
Anthony D.         Trustee        Since       Founder and         84             None
Knerr                          April 1990      Managing
2005                                         Director --
Market                                       Anthony Knerr
Street                                       & Associates
Philadelphia,                                (Strategic
PA 19103                                     Consulting)
                                               (1990 -
December                                       Present)
1938
-------------- --------------- ----------- ---------------- ------------- ------------------
Lucinda S.         Trustee        Since         Chief            84              None
Landreth                       March 2005     Investment
2005                                         Officer --
Market                                      Assurant, Inc.
Street                                       (Insurance)
Philadelphia,                               (2002 - 2004)
PA 19103

June
1947
-------------- --------------- ----------- ---------------- ------------- ------------------
Ann R.             Trustee        Since     Consultant --         84         Director and
Leven                            October    ARL Associates                  Audit Committee
2005                               1989       (Financial                    Chairperson --
Market                                        Planning)                      Andy Warhol
Street                                          (1983 -                       Foundation
Philadelphia,                                  Present)
PA 19103                                                                    Director and
                                                                           Audit Committee
November                                                                      Chair --
1940                                                                       Systemax Inc.
-------------- --------------- ----------- ---------------- ------------- ------------------

                                       11

-------------- --------------- ----------- ---------------- ------------- ------------------
                                                               Number of
                                                             Portfolios
                                                               in Fund
Name,                                         Principal       Complex           Other
Address          Position(s)      Length    Occupation(s)    Overseen by    Directorships
and               Held with      of Time      During Past    Trustee or    Held by Trustee
Birthdate         the Trust      Served       5 Years         Officer        or Officer
-------------- --------------- ----------- ---------------- ------------- ------------------
Thomas F.          Trustee        Since      President and        84          Director --
Madison                            May          Chief                        CenterPoint
2005                              1997(3)     Executive                         Energy
Market                                        Officer --
Street                                       MLM Partners,                   Director and
Philadelphia,                                    Inc.                       Audit Committee
PA 19103                                       (Small                          Chair --
                                               Business                     Digital River,
February                                     Investing and                       Inc.
1936                                      Consulting)
                                             (January 1993                   Director and
                                              - Present)                    Audit Committee
                                                                               Member --
                                                                               Rimage
                                                                             Corporation

                                                                             Director --
                                                                               Valmont
                                                                           Industries, Inc.
-------------- --------------- ----------- ---------------- ------------- ------------------
Janet L.           Trustee        Since        Treasurer          84             None
Yeomans                        April 1999   (January 2006
2005                                         - Present)
Market
Street                                     Vice President
Philadelphia,                                     --
PA 19103                                      Mergers &
                                            Acquisitions
July                                        (January 2003
1948                                         - January
                                                2006),
                                              and Vice
                                              President
                                            (July 1995 -
                                            January 2003)
                                           3M Corporation

                                             Ms. Yeomans
                                               has held
                                               various
                                              management
                                            positions at
                                           3M Corporation
                                             since 1983.
-------------- --------------- ----------- ---------------- ------------- ------------------
J. Richard         Trustee        Since      Founder --           84         Director and
Zecher                            March       Investor                     Audit Committee
2005                               2005       Analytics                       Member --
Market                                          (Risk                         Investor
Street                                        Management)                     Analytics
Philadelphia,                                 (May 1999 -
PA 19103                                       Present)                      Director and
                                                                           Audit Committee
July                                          Founder --                      Member --
1940                                         Sutton Asset                   Oxigene, Inc.
                                              Management
                                             (Hedge Fund)
                                             (September
                                            1996 - Present)
-------------- --------------- ----------- ---------------- ------------- ------------------

                                       12

-------------- --------------- ----------- ---------------- ------------- ------------------
                                                               Number of
                                                             Portfolios
                                                               in Fund
Name,                                         Principal       Complex           Other
Address          Position(s)      Length    Occupation(s)    Overseen by    Directorships
and               Held with      of Time      During Past    Trustee or    Held by Trustee
Birthdate         the Trust      Served       5 Years         Officer        or Officer
-------------- --------------- ----------- ---------------- ------------- ------------------
Officers
-------------- --------------- ----------- ---------------- ------------- ------------------
David F.             Vice          Vice         David F.          84            None(4)
Connor            President,    President     Connor has
2005                Deputy        since     served as Vice
Market             General      September   President and
Street          Counsel, and    2000 and    Deputy General
Philadelphia,     Secretary     Secretary     Counsel at
PA 19103                          since        Delaware
                                 October      Investments
December                           2005       since 2000.
1963
-------------- --------------- ----------- ---------------- ------------- ------------------
David P.         Senior Vice      Senior       David P.           84            None(4)
O'Connor          President,       Vice     O'Connor has
2005               General      President,    served in
Market          Counsel, and     General       various
Street           Chief Legal     Counsel,   executive and
Philadelphia,      Officer      and Chief       legal
PA 19103                          Legal     capacities at
                                Officer      different
February                          since        times at
1966                             October       Delaware
                                   2005      Investments.
-------------- --------------- ----------- ---------------- ------------- ------------------
Richard          Senior Vice      Chief      Richard Salus        84            None(4)
Salus             President     Financial    has served in
2005                 and         Officer       various
Market              Chief         since       executive
Street            Financial      November   capacities at
Philadelphia,      Officer         2006       different
PA 19103                                       times at
                                               Delaware
October                                      Investments.
1963
-------------- --------------- ----------- ---------------- ------------- ------------------
Daniel V.       Vice President  Treasurer      Daniel V.          84            None(4)
Geatens         and Treasurer     Since      Geatens has
2005                             October      served in
Market                           25, 2007      various
Street                                       capacities at
Philadelphia,                                 different
PA 19103                                       times at
                                               Delaware
October                                      Investments
1972
-------------- --------------- ----------- ---------------- ------------- ------------------

(1)  Patrick P. Coyne is considered to be an "Interested  Trustee" because he is an executive officer of Fund's investment manager.

(2)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and its  subsidiaries,  including  the  Fund's  investment manager, principal underwriter, and its transfer agent.

(3)  In 1997,  several  funds  managed by  Voyageur  Fund  Managers,  Inc.  (the
     "Voyageur Funds") were incorporated into the Delaware Investments Family of
     Funds.  Mr. Madison served as a director of the Voyageur Funds from 1993 to
     1997.

(4)  Messrs.  David F. Connor,  David P.  O'Connor,  Richard Salus and Daniel V.
     Geatens serve in similar  capacities  for the six portfolios of the Optimum
     Fund Trust, which have the same investment manager,  principal underwriter, and transfer agent as the Trust.

--------------------------------------------------------------------------------------------

     The following is additional information regarding investment  professionals affiliated with the Trust.

---------------------- ---------------------- ----------------- ----------------------------
Name, Address, and       Position(s) Held      Length of Time     Principal Occupation(s)
Birthdate                 with the Trust           Served           During Past 5 Years
---------------------- ---------------------- ----------------- -----------------------------
Christopher S. Beck         Senior Vice           10 years         Mr. Beck has served in
2005 Market Street     President and Senior                          various executive
Philadelphia, PA         Portfolio Manager                        capacities at different
19103                                                                times at Delaware
                                                                        Investments.
December  1957
---------------------- ---------------------- ----------------- -----------------------------
Michael E. Hughes       Vice President and        5 years          Vice President/Senior
2005 Market Street         Senior Equity                              Equity Analyst --
Philadelphia, PA              Analyst                               Delaware Investment
19103                                                              Advisers (a series of
                                                                    Delaware Management
August  1971                                                        Business Trust)
                                                                   (June 2002 -- Present)

                                                                      Equity Analyst --
                                                                 Raymond James & Associates
                                                                   (June 2000 -- May 2002)
---------------------- ---------------------- ----------------- -----------------------------
Kent P. Madden            Equity Analyst          2 years             Equity Analyst --
2005 Market Street                                                  Delaware Investment
Philadelphia, PA                                                   Advisers (a series of
19130                                                               Delaware Management
                                                                      Business Trust)
May   1972                                                     (December 2004 -- Present)

                                                                      Equity Analyst --
                                                                Gartmore Global Investments
                                                                 (November 2000-- December
                                                                           2004)
---------------------- ---------------------- ----------------- -----------------------------

                                       13

---------------------- ---------------------- ----------------- ----------------------------
Name, Address, and       Position(s) Held      Length of Time     Principal Occupation(s)
Birthdate                 with the Trust           Served           During Past 5 Years
---------------------- ---------------------- ----------------- -----------------------------
Kelley A. McKee           Equity Analyst          2 years        Prior to her current role,
2005 Market Street                                               Ms. McKee was a member of
Philadelphia, PA                                                the Lincoln Financial Group
19103-7094                                                        Professional Development
                                                                   Program and served for
August  1980                                                     three years as a marketing
                                                                   analyst and an equity
                                                                   analyst with Delaware
                                                                 Investments as well as an
                                                                   investment analyst for
                                                                        Lincoln UK.
---------------------- ---------------------- ----------------- -----------------------------

     The following  table shows each  Trustee's  ownership of shares of the Fund and of all Delaware Investments(R) Funds as of
December 31, 2006.

---------------------------------------------------------------------------------------------

                                                           Aggregate Dollar
                                                            Range of Equity
                                                           Securities in All
                                                         Registered Investment
                                                         Companies Overseen by
                          Dollar Range of Equity         Trustee in Family of
 Name                    Securities in the Trust         Investment Companies
----------------------------------------------------------------------------------------
Interested Trustee
---------------------- --------------------------- -------------------------------------
Patrick P. Coyne               None(2)                      Over $100,000
----------------------------------------------------------------------------------------
Independent Trustees
---------------------- --------------------------- -------------------------------------
Thomas L. Bennett              None(2)                      None
---------------------- --------------------------- -------------------------------------
John A. Fry(1)                 None(2)                      Over $100,000
---------------------- --------------------------- -------------------------------------
Anthony D. Knerr               None(2)                      $10,001 - $50,000
---------------------- --------------------------- -------------------------------------
Lucinda S. Landreth            None(2)                      $50,001 - $100,000
---------------------- --------------------------- -------------------------------------
Ann R. Leven                   None(2)                      Over $100,000
---------------------- --------------------------- -------------------------------------
Thomas F. Madison              None(2)                      $10,001 - $50,000
---------------------- --------------------------- -------------------------------------
Janet L. Yeomans               None(2)                      Over $100,000
---------------------- --------------------------- -------------------------------------
J. Richard Zecher              None(2)                      $10,001-$50,000
----------------------------------------------------------------------------------------

(1)  As of December  31,  2006,  John A. Fry held assets in a 529 Plan  account.
     Under the terms of the Plan,  a portion of the assets  held in the Plan may be invested in the Fund.  Mr. Fry held no shares of the Fund outside of the
     Plan as of December 31, 2006.

(2)  As of the date of this Part B, no shares of the Fund were outstanding.

     The  following  table sets forth the  compensation  received by each of the
Trustees  from the Trust and the total  compensation  received from the Delaware
Investments(R) Funds for which he or she served as a Trustee or Director for the fiscal year ended November 30, 2007.  Only the Trustees of the Trust who are not
"interested  persons"  as defined by the 1940 Act (the  "Independent  Trustees")
receive compensation from the Delaware Investments(R) Funds. The following table provides, in addition,  information on the retirement benefits accrued on behalf of  those  Trustees  eligible  to  receive  such  benefits  under  the  Delaware
Investments(R)Retirement  Plan for  Trustees/Directors  (the "Retirement Plan").
The Retirement Plan was recently terminated as more fully described below.

                                       14

                                                                    Total
                                                                 Compensation
                                                                   from the
                                                                  Investment
                                                                  Companies in
                          Aggregate     Retirement Benefits      the Delaware
                       Compensation     Accrued as Part of       Investments(R)
Trustee                from the Trust   Fund Expenses(1)          Complex(2)
-------------------- ----------------- ----------------------- ----------------
Thomas L. Bennett          $1,505              $0                  $176,500

John A. Fry                $1,438              $0                  $169,000

Anthony D. Knerr           $1,316              $0                  $154,500

Lucinda S. Landreth        $1,418              $0                  $166,500

Ann R. Leven               $1,844              $0                  $216,500

Thomas F. Madison          $1,402              $0                  $164,000

Janet L. Yeomans           $1,398              $0                  $164,000

J. Richard Zecher          $1,375              $0                  $161,500

(1)  Figures  reflect  amounts  already  accrued under the  Retirement  Plan and additional amounts accrued to effect the termination of the Retirement Plan for the  Delaware  Investments(R)  Funds that are series of the Trust as of
     November 30,  2006.  The Manager has agreed to absorb a minimum of $500,000 through certain additional waivers and/or reimbursements for those Delaware
     Investments(R)  Funds  within the Fund  Complex that are subject to expense limitations.

(2)  Effective December 1, 2007, each Independent  Trustee/Director will receive an annual  retainer fee of $100,000 for serving as a  Trustee/Director  for all 30 investment  companies in the Delaware  Investments(R)  Family,  plus
     $5,000  per day for  attending  each  Board  Meeting  held on behalf of all investment  companies  in  the  complex.  Members  of  the  Nominating  and
     Corporate Governance Committee,  Audit Committee, and Investments Committee
     receive  additional  compensation  of  $2,500  for each  Committee  meeting attended.  In addition,  the  chairperson  of the Audit  receives an annual retainer of $25,000,  the chairperson of Investments  Committee receives an annual retainer of $20,000, and the chairperson of Nominating and Corporate
     Governance   Committees  receives  an  annual  retainer  of  $15,000.   The
     Lead/Coordinating  Trustee/Director  of the Delaware  Investments(R)  Funds
     receives an  additional  annual  retainer of $35,000.  These amounts do not include payments related to the termination of the Retirement Plan.

     Until  the  Retirement   Plan's   termination  as  described  below,   each
Independent  Trustee who, at the time of his or her  retirement  from the Board, having  attained  the  age of 70 and  served  on the  Board  for at  least  five continuous years, was entitled to receive payments from each investment  company in the  Delaware  Investments(R)  Family  for  which  he or she  had  served  as
Trustee/Director.  These  payments  were to be made  for a  period  equal to the lesser of the number of years that such person served as a  Trustee/Director  or the remainder of such person's life. The amount of such payments would have been equal,  on an  annual  basis,  to the  amount  of the  annual  retainer  paid to
Trustees/Directors  of each  investment  company  at the  time of such  person's retirement.

     The table below sets forth the  estimated  annual  retirement  benefit that would have been payable  under the  Retirement  Plan at  specified  compensation levels and years of service.  Trustees  credited  with years of service  through
December 31, 2006 are: Mr. Knerr (17 years),  Ms. Leven (17 years),  Mr. Madison
(13 years),  Ms. Yeomans (8 years),  and Mr. Fry (6 years).  During the calendar year ended  December 31, 2006,  two former  Trustees of the Trust were receiving yearly  benefits under the Retirement  Plan: Mr. Walter P. Babich  ($70,000) and
Mr. Charles E. Peck ($50,000).

                                       15

-------------------------------- --------------------------------------------
                                              Years of Service
-------------------------------- ------------------ -------------------------
Amount of Annual Retainer Paid
in Last Year of Service              0-4 Years        5 Years or More
-------------------------------- ------------------ -------------------------
          $50,000(1)                    $0                $50,000
-------------------------------- ------------------ -------------------------
          $70,000(2)                    $0                $70,000
-------------------------------- ------------------ -------------------------
          $80,000(3)                    $0                $80,000
-------------------------------- ------------------ -------------------------

(1)  Reflects final annual retainer for Charles E. Peck, a retired trustee.
(2)  Reflects final annual retainer for Walter P. Babich, a retired trustee.
(3)  Reflects  annual retainer at the time of termination of the Retirement Plan for Anthony D. Knerr,  Ann R. Leven,  Thomas F. Madison,  Janet L. Yeomans,
     and John A. Fry.

     The Board of Trustees/Directors of the Delaware  Investments(R) Funds voted to terminate the Delaware  Investments(R)Retirement Plan for Trustees/Directors,
effective  November 30, 2006. As a result of the  termination  of the Retirement
Plan, no further  benefits will accrue to any current or future  directors and a one-time  payment of benefits  earned under the Retirement  Plan will be paid to eligible Trustees/Directors.  The amount of the payment made on January 31, 2007 represents the benefits to which the current  Trustee/Director is entitled under the terms of the Retirement  Plan.  The  calculation of such amount is based on:
(1) the annual retainer amount as of the date of termination ($80,000), (2) each
Trustee/Director's  years  of  service  as of the  date of  termination  (listed
above),   and  (3)  the   actuarially   determined   life   expectancy  of  each
Trustee/Director. The payments thus calculated are discounted to present value.

     The net present value of the benefits  accrued under the plan to which each
such   Independent   Trustee/Director   is   entitled   was   calculated   by  a
licensed/certified  actuary  and then  reviewed  and  approved  by the  Delaware
Investments(R) Funds' Independent Directors who had no benefits vested under the
Plan.  The  amounts  being  paid  in  2007  are as  follows:  Anthony  D.  Knerr
($702,373),  Ann R. Leven  ($648,635),  Thomas F. Madison  ($696,407),  Janet L.
Yeomans ($300,978), and John A. Fry ($155,030).

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held eight meetings during the Trust's last fiscal year.

     Nominating and Corporate  Governance  Committee:  This committee recommends
Board  members,  fills  vacancies  and  considers  the  qualifications  of Board members.  The  committee  also  monitors  the  performance  of  counsel  for the
Independent  Trustees.  The committee will consider shareholder  recommendations for  nomination  to the  Board of  Trustees  only in the event  that  there is a vacancy  on the  Board.  Shareholders  who wish to  submit  recommendations  for nominations to the Board to fill a vacancy must submit their  recommendations in writing to the  Nominating  and  Corporate  Governance  Committee,  c/o Delaware
Investments  Funds at 2005  Market  Street,  Philadelphia,  Pennsylvania  19103.
Shareholders  should  include  appropriate  information  on the  background  and qualifications  of any  person  recommended  (e.g.,  a  resume),  as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on file  for  consideration  when  there is a  vacancy  on the  Board.  The committee  consists of the following  four  Independent  Trustees:  John A. Fry,
Chairman;  Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio).
The committee held seven meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The

                                       16

committee  is  comprised  of  all  of  the  Trust's  Independent  Trustees.  The
Independent  Trustee  Committee  held five  meetings  during the Trust's  last fiscal year.

     Investments  Committee:  The primary purposes of the Investments  Committee are to: (i) assist the Board at its request in its  oversight of the  investment advisory  services  provided  to  the  Fund  by  the  Manager,  as  well  as any sub-advisers;  (ii) review all proposed advisory and sub-advisory agreements for new Portfolios or proposed  amendments to existing agreements and recommend what action the full Board and the independent  directors/trustees take regarding the approval of all such proposed arrangements; and (iii) review, from time to time, reports supplied by the Manager  regarding  investment  performance and expenses and suggest changes to such reports.  The Investments  Committee consists of the following four Independent  Trustees:  Thomas L. Bennett,  Chairman;  Lucinda S.
Landreth,  Jan L. Yeomans; and J. Richard Zecher. The Investments  Committee was
established on October 25, 2006. The  Investments  Committee held two meetings during the Trust's last fiscal year.

Codes of Ethics
     The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the  requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.  Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities  that  may  be  purchased  or  held  by  the  Fund,  subject  to  the requirements  set  forth in Rule  17j-1  under  the 1940 Act and  certain  other procedures set forth in the applicable  Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Fund has  formally  delegated  to the  Manager  the ability to make all proxy voting decisions in relation to portfolio  securities held by the Fund. If and when proxies  need to be voted on behalf of the Fund,  the Manager will vote such  proxies  pursuant  to  its  Proxy  Voting  Policies  and  Procedures  (the
"Procedures").  The  Manager  has  established  a Proxy  Voting  Committee  (the
"Committee")  which is responsible  for  overseeing  the Manager's  proxy voting process for the Fund.  One of the main  responsibilities  of the Committee is to review and approve the  Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

     In order to facilitate  the actual process of voting  proxies,  the Manager has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements  on behalf  of the Fund and other  clients  of the  Manager  and vote
proxies   generally  in  accordance  with  the  Procedures.   The  Committee  is
responsible for overseeing  ISS's proxy voting  activities.  If a proxy has been voted for the Fund,  ISS will  create a record  of the  vote.  By no later  than
August 31 of each year,  information  (if any)  regarding  how the Manager voted proxies  relating  to  Fund's  portfolio  securities  during  the most  recently completed 12-month period ended June 30 is available without charge: (i) through the Fund's website at www.delawareinvestments.com; and (ii) on the SEC's website at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining how proxy issues should be voted.  However,  the
Manager will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines (the  "Guidelines"),  and the Manager will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Fund.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies on behalf of the Fund.  Some  examples  of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to equity-based  compensation  plans are generally  determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

                                       17

     Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures  regarding this matter.  However, the Manager does  have a  section  in its  Procedures  that  addresses  the  possibility  of conflicts of interest.  Most proxies which the Manager receives on behalf of the
Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined  Procedures, it normally will not be necessary for the Manager to make an actual  determination of how to vote a particular proxy,  thereby largely eliminating  conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation,  the
Committee  will first assess the issue to see if there is any possible  conflict of interest  involving  the Manager or affiliated  persons of the Manager.  If a member of the  Committee  has actual  knowledge of a conflict of  interest,  the
Committee  will  normally use another  independent  third party to do additional research on the particular proxy issue in order to make a recommendation  to the
Committee  on how to vote the  proxy  in the best  interests  of the  Fund.  The
Committee  will  then  review  the proxy  voting  materials  and  recommendation provided by ISS and the  independent  third party to  determine  how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

--------------------------------------------------------------------------------
                 INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Manager
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes investment management services to the Fund, subject to the supervision and  direction  of the Trust's  Board of  Trustees.  The Manager  also  provides investment  management services to certain of the other Delaware  Investments(R)
Funds.  Affiliates of the Manager also manage other investment  accounts.  While investment decisions for the Fund are made independently from those of the other funds and accounts,  investment  decisions for such other funds and accounts may be made at the same time as investment  decisions for the Fund. The Manager pays the salaries of all Trustees,  officers,  and employees who are affiliated  with both the Manager and the Trust.

     The Manager and its predecessors have been managing Delaware Investments(R)
Funds since 1938.  As of  September  30,  2007,  the Manager and its  affiliates within  Delaware  Investments  were  managing in the aggregate in excess of $160 billion in assets in various  institutional  or separately  managed,  investment company and insurance  accounts.  The Manager is a series of Delaware Management
Business  Trust,  which is an  indirect,  wholly  owned  subsidiary  of Delaware
Management Holdings, Inc. ("DMH"). DMH is an indirect,  wholly owned subsidiary,
and  subject  to  the  ultimate   control,   of  Lincoln  National   Corporation
("Lincoln").  Lincoln,  with  headquarters in Philadelphia,  Pennsylvania,  is a diversified  organization  with  operations  in many  aspects  of the  financial services  industry,  including  insurance and  investment  management.  Delaware
Investments is the marketing name for DMH and its subsidiaries.  The Manager and its  affiliates  own the name  "Delaware  Group." Under  certain  circumstances, including the termination of the Trust's advisory  relationship with the Manager or its  distribution  relationship  with the Distributor,  the Manager,  and its affiliates  could cause the Trust to delete the words "Delaware  Group" from its name.

     The Fund's Investment  Management  Agreement is dated December 28, 1999, as amended January 30, 2008, and was approved by the initial shareholder on that date.  The  Agreement  had an initial  term of two years and may be renewed each year only so long as such renewal and continuance are  specifically  approved at least  annually  by the  Board  of  Trustees  or by  vote of a  majority  of the outstanding  voting securities of the Fund to which the Agreement  relates,  and only if the terms of and the renewal thereof have been approved by the vote of a majority  of the Trust's  Independent  Trustees  who are not parties  thereto or
"interested  persons"  (as defined in the 1940 Act) of any such  party,  cast in person at a meeting  called  for the  purpose  of voting on such  approval.  The
Agreement is  terminable  without  penalty on 60 days' notice by the Trust or by the Manager.  The Agreement  will  terminate  automatically  in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreements,  the Fund  shall  pay the  Manager  an  annual  management  fee as a percentage of average daily net assets equal to:

                                       18

          0.75% of average daily net assets up to $500 million;
          0.70% of average daily net assets from $500 million to $1 billion;
          0.65% of average daily net assets from $1 billion to $2.5 billion; and
          0.60% of average daily net assets thereafter.

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management Agreements and the Distributor under the Distribution Agreements, the
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include the Fund's proportionate share of certain  administrative  expenses; the investment  management  fees;  transfer and dividend  disbursing  agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The  Distributor,   located  at  2005  Market  Street,   Philadelphia,   PA
19103-7094,  serves as the national  distributor  of the Trust's  shares under a
Distribution  Agreement  dated May 15, 2003, as amended.  The  Distributor is an affiliate  of  the  Manager  and  bears  all  of  the  costs  of  promotion  and distribution,  except for  payments by the Fund Classes  under their  respective
Rule 12b-1  Plans.  The  Distributor  is an  indirect  subsidiary  of DMH,  and, therefore,  of Lincoln.  The  Distributor  has agreed to use its best efforts to sell shares of the Fund. See the  Prospectuses for information on how to invest.
Shares of the Fund are offered on a continuous  basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the
Distributor or the Trust.  The Distributor  also serves as national  distributor for the other  Delaware  Investments(R)  Funds.  The Board of Trustees  annually reviews fees paid to the Distributor.

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the  Fund's  financial  intermediary  wholesaler  pursuant  to a Third
Amended  and  Restated  Financial   Intermediary   Distribution  Agreement  (the
"Financial Intermediary Agreement") with the Distributor effective as of January
1, 2007. LFD is primarily  responsible for promoting the sale of the Fund shares through broker/dealers,  financial advisors, and other financial  intermediaries
(collectively,  "Financial  Intermediaries").  The address of LFD is 2001 Market
Street, Philadelphia, PA 19103-7055.  Effective January 1, 2007, the Distributor
pays LFD for the actual expenses  incurred by LFD in performing its duties under the Financial  Intermediary Agreement as determined by the Distributor's monthly review of  information  retrieved  from  Lincoln  Financial  Group's  applicable expense  management  system.  Based on this review,  the Distributor may request that LFD  provide  additional  information  describing  its  expenses  in detail reasonably  acceptable  to the  Distributor.  The  fees  associated  with  LFD's services to the Fund are borne  exclusively  by the  Distributor  and not by the
Fund.

Transfer Agent
     Delaware Service Company,  Inc., an affiliate of the Manage,  is located at
2005  Market  Street,  Philadelphia,  PA  19103-7094,  and  serves as the Fund's shareholder  servicing,  dividend  disbursing  and transfer agent (the "Transfer
Agent") pursuant to a Shareholders  Services  Agreement dated April 19, 2001, as amended. The Transfer Agent is an indirect subsidiary of DMH and, therefore,  of
Lincoln.  The  Transfer  Agent  also  acts as  shareholder  servicing,  dividend disbursing  and  transfer  agent for other  Delaware  Investments(R)  Fund.  The
Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account  charge of $27.00 for each open and $10 for each closed account  on its  records  and  each  account  held  on a  sub-accounting  system maintained by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  shareholder  and retirement  accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     The Fund has  authorized,  in addition to the Transfer  Agent,  one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other  intermediaries  to accept purchase and redemption orders on behalf of the Fund.  For purposes of pricing,  the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

                                       19

     DST Systems,  Inc. provides  sub-transfer  agency services for the Fund. In connection with these services, DST administers the overnight investment of cash pending  investment in the Fund or payment of redemptions.  The proceeds of this investment program are used to offset the Fund's transfer agency expenses.

Fund Accountants
     Mellon Bank,  N.A.  ("Mellon"),  One Mellon  Center,  Pittsburgh  PA 15258,
provides  fund  accounting  and financial  administration  services to the Fund.
Those services include  performing  functions  related to calculating the Fund's
NAV and providing financial reporting information, regulatory compliance testing and other related accounting services.  For these services, the Fund pays Mellon
Bank,  N.A. an  asset-based  fee,  subject to certain fee minimums  plus certain out-of-pocket  expenses and transactional  charges. DSC provides fund accounting and financial  administration  oversight  services to the Fund.  Those  services include  overseeing the Fund's pricing  process,  the calculation and payment of fund  expenses,  and financial  reporting in shareholder  reports,  registration statements and other  regulatory  filings.  DSC also manages the process for the payment of dividends and  distributions  and the  dissemination of Fund NAVs and performance data. For these services, the Fund pays DSC an asset-based fee, plus certain  out-of-pocket  expenses and transactional  charges. The fees payable to
Mellon and DSC under the service  agreements  described  above will be allocated among all Delaware Investments(R) Funds on a relative NAV basis.

Custodian
     Mellon also serves as the custodian of the Fund's  securities  and cash. As custodian  for each Fund,  Mellon  maintains a separate  account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each
Fund;  receives  and  disburses  money on behalf of each Fund;  and collects and receives income and other payments and  distributions  on account of each Fund's portfolio  securities.  Mellon  also  serves as the Fund's  custodian  for their investments in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                                       20

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Other Accounts
     The following chart lists certain information about types of other accounts for which each  portfolio  manager is primarily  responsible  as of November 30,
2007.

                                                                     No. of      Total Assets in
                                                                    Accounts      Accounts with
                                     No. of      Total Assets     Performance-     Performance-
Name                                Accounts      Managed          Based Fees       Based Fees
Christopher S. Beck
Registered Investment Companies         6        $3.3 billion          --                --
Other Pooled Investment Vehicles        1        $1.3 million          --                --
Other Accounts                          7       $216.6 million         --                --
Michael E. Hughes
Registered Investment Companies         6        $3.3 billion          --                --
Other Pooled Investment Vehicles        1        $1.3 million          --                --
Other Accounts                          2       $216.4 million         --                --
Kent Madden
Registered Investment Companies         6        $3.3 billion          --                --
Other Pooled Investment Vehicles        1        $1.3 million          --                --
Other Accounts                          2       $216.4 million         --                --
Kelley A. McKee
Registered Investment Companies         6        $3.3 billion          --                --
Other Pooled Investment Vehicles        1        $1.3 million          --                --
Other Accounts                          7       $216.4 million         --                --

Description of Potential Material Conflicts of Interest
     Individual  portfolio managers may perform investment  management  services for other  accounts  similar to those  provided  to the Fund and the  investment action for each account and the Fund may differ. For example, one account or the
Fund  may be  selling  a  security,  while  another  account  or the Fund may be purchasing or holding the same security. As a result,  transactions executed for one account and the Fund may adversely  affect the value of  securities  held by another account.  Additionally, the management of multiple accounts and the Fund may give rise to potential  conflicts of interest,  as a portfolio  manager must allocate time and effort to multiple  accounts and Fund. A portfolio manager may discover  an  investment  opportunity  that may be  suitable  for more  than one account or the Fund. The investment opportunity may be limited, however, so that all accounts and the Fund for which the investment  would be suitable may not be able to  participate.  The Manager has adopted  procedures  designed to allocate investments fairly across multiple accounts.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager's compensation consists of the following:

     Base Salary:  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

                                       21

     Bonus:  Each portfolio  manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative  factors.  The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management  fees and expenses,  including fund waiver  expenses,  for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately  80% of the bonus is  quantitatively  determined.  For  investment companies, each manager is compensated according to the Fund's Lipper peer group percentile  ranking on a one-year and  three-year  basis.  For managed  separate accounts the  portfolio  managers  are  compensated  according to the  composite percentile  ranking in consultant  databases.  There is no objective award for a fund that falls below the 50th  percentile  for a given time period.  There is a
sliding  scale  for  investment   companies  that  are  ranked  above  the  50th
percentile.  The  managed  separate  accounts  are  compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by the  Manager  and takes  into  account  subjective  factors.  Some  portfolio managers may receive a guaranteed  bonus due their limited amount of time on the product.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or  "performance  shares," in Lincoln.
Delaware Investments U.S., Inc., is an indirect,  wholly owned subsidiary of DMH and, therefore, of Lincoln.

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating  in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded  from time to time by the  Manager  in its  full  discretion.  Option  awards  may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  at the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three-year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards may be equal to,  greater  than, or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of the date of this Part B, no shares of the Fund were  outstanding and, therefore,  the Fund's portfolio managers did not beneficially own any shares of the Fund.

--------------------------------------------------------------------------------
                         TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------

     The Manager selects broker/dealers to execute transactions on behalf of the
Fund  for the  purchase  or sale of  portfolio  securities  on the  basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who provide best  execution  for the Fund.  Best  execution  refers to many factors, including the price paid or received for a security, the commission charged, the promptness  and  reliability  of execution,  the  confidentiality  and placement accorded the order and other factors  affecting the overall benefit  obtained by the account on the transaction. A number of trades are made on a net basis

                                       22

where the Fund either buys securities  directly from the dealer or sells them to the dealer. In these instances,  there is no direct commission charged but there is a  spread  (the  difference  between  the buy and  sell  price)  which is the equivalent of a commission.  When a commission is paid, the Fund pays reasonable brokerage  commission  rates  based  upon  the  professional  knowledge  of  the
Manager's  trading   department  as  to  rates  paid  and  charged  for  similar transactions  throughout the securities  industry.  In some instances,  the Fund pays  a  minimal  share  transaction  cost  when  the  transaction  presents  no difficulty.

     The Manager may allocate out of all commission business generated by all of
the  funds  and   accounts   under  its   management,   brokerage   business  to
broker/dealers  who provide  brokerage  and research  services.  These  services include advice,  either directly or through publications or writings,  as to the value of securities,  the  advisability  of investing in,  purchasing or selling securities,  and the  availability  of  securities  or  purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting in determining portfolio strategy; providing computer software and hardware used in security analyses;  and providing portfolio performance evaluation and technical market  analyses.  Such services are used by the Manager in connection  with its investment  decision-making  process  with  respect  to one or  more  funds  and accounts managed by it, and may not be used, or used  exclusively,  with respect to the fund or account generating the brokerage.

     As provided in the 1934 Act and the Fund's Investment Management Agreement,
higher  commissions  are  permitted  to be paid to  broker/dealers  who  provide brokerage and research services than to  broker/dealers  who do not provide such services if such higher  commissions  are deemed  reasonable  in relation to the value of the brokerage and research  services  provided.  Although  transactions directed to broker/dealers  who provide such brokerage and research services may result in the Fund paying  higher  commissions,  the Manager  believes that such commissions  are  reasonable  in  relation  to the  value of the  brokerage  and research services provided.  In some instances,  services may be provided to the
Manager which  constitute in some part  brokerage and research  services used by the  Manager in  connection  with its  investment  decision-making  process  and constitute  in  some  part  services  used by the  Manager  in  connection  with administrative or other functions not related to its investment  decision-making process.  In such  cases,  the  Manager  will make a good  faith  allocation  of brokerage  and  research  services  and  will pay out of its own  resources  for services  used  by the  Manager  in  connection  with  administrative  or  other functions not related to its investment decision-making process. In addition, so
long  as  no  fund  is  disadvantaged,   portfolio  transactions  that  generate
commissions  or their  equivalent  are allocated to  broker/dealers  who provide
daily   portfolio   pricing   services  to  the  Fund  and  to  other   Delaware
Investments(R)  Funds.  Subject  to best  execution,  commissions  allocated  to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best execution.  Transactions  involving  commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different  prices,  each account  participating in the order that receives  allocation  may be allocated an average price obtained from the  executing  broker.  It is  believed  that the  ability of the  accounts  to participate in volume  transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders  could  adversely  affect  the  price or volume  of the  security  that a particular  account or fund may obtain, it is the opinion of the Manager and the
Trust's Board of Trustees that the  advantages of combined  orders  outweigh the possible disadvantages of separate transactions.

     Consistent  with the  Financial  Industry  Regulatory  Authority  ("FINRA")
rules,  and subject to seeking  best  execution,  the Fund may place orders with broker/dealers  that have  agreed to defray  certain  expenses  of the  Delaware
Investments(R) Funds, such as custodian fees.

     The  Fund  has the  authority  to  participate  in a  commission  recapture program.  Under the program,  and subject to seeking best execution as described in this section, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related  brokerage  commission  to the Fund in cash.  Any  such  commission  rebates  will  be  included  in  realized  gain on securities in the appropriate  financial statements of the Fund. The Manager and its  affiliates  have  previously  and may in the  future  act as an  investment advisor to mutual

                                       23

funds or separate  accounts  affiliated with the administrator of the commission
recapture  program.  In  addition,   affiliates  of  the  administrator  act  as
consultants in helping  institutional clients choose investment advisors and may also  participate in other types of businesses and provide other services in the investment management industry.

--------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Capitalization
     The Trust  currently  has  authorized,  and allocated to each Class of each
Fund,  an unlimited  number of shares of  beneficial  interest with no par value allocated to each Class of each Fund.  All shares are, when issued in accordance with  the  Trust's  registration  statement  (as  amended  from  time to  time), governing instruments and applicable law, fully paid and non-assessable.  Shares do not have  preemptive  rights.  All shares of a Fund  represent  an  undivided proportionate  interest  in  the  assets  of  such  Fund.  Shares  of  a  Fund's
Institutional  Class may not vote on any matter that affects its respective Fund
Classes'  Distribution Plans under Rule 12b-1.  Similarly,  as a general matter, shareholders of Fund Classes may vote only on matters affecting their respective
Class,  including the Fund Classes' Rule 12b-1 Plans that relate to the Class of shares that they hold.  Except for the foregoing,  each share Class has the same voting and other rights and preferences as the other Classes of a Fund.  General expenses  of each Fund will be  allocated  on a  pro-rata  basis to the  classes according to asset size,  except that  expenses of the Fund  Classes' Rule 12b-1
Plans will be allocated solely to those classes.

     Effective  as of the close of business on December  27,  1996,  the Trust's name was changed from  Delaware  Group  Delaware  Fund,  Inc. to Delaware  Group
Equity  Funds I, Inc.,  and the name of the Common  Stock  series was changed to
Delaware  Fund series.  Effective as of December 28, 1999,  the Trust's name was changed from Delaware  Group Equity Funds I, Inc. to Delaware Group Equity Funds
I as part of a re-domestication.

     Prior to November 9, 1992, the Trust offered only one series,  which is now known as the Fund and one class of  shares,  Class A Shares.  Delaware  Balanced
Fund began to offer Institutional Class Shares,  Class B Shares, Class C Shares,
and Class R Shares on November 9, 1992,  September  6, 1994,  November 29, 1995,
and June 2, 2003,  respectively.  Prior to September 6, 1994,  Delaware Balanced
Fund's  Class A Shares  were  known as the  Delaware  Fund  Class and the Fund's
Institutional  Class Shares were known as Delaware Fund  (Institutional)  Class.
Effective  as of the close of  business on December  29,  1998,  the name of the
Delaware Fund was changed to Delaware Balanced Fund.

     The Trust established the Mid Cap Value Fund on January 30, 2008.

Non-cumulative Voting
     The Trust's shares have non-cumulative  voting rights, which means that the holders of more than 50% of the shares of the Trust  voting for the  election of
Trustees  can elect all of the  Trustees  if they  choose to do so, and, in such event,  the  holders  of the  remaining  shares  will not be able to  elect  any
Trustees.

                                       24

--------------------------------------------------------------------------------
                                PURCHASING SHARES
--------------------------------------------------------------------------------

General Information
     Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the  Distributor or the Trust.  The Trust reserves the right to suspend sales of
Fund  shares,  and reject any order for the  purchase  of Fund  shares if in the opinion of management such rejection is in the Fund's best interest. The minimum initial  investment  generally  is $1,000 for Class A Shares and Class C Shares.
Subsequent  purchases  of such  Classes  generally  must be at least  $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers,  Trustees  and  employees of any Delaware  Investments(R)
Fund,  the Manager or any of the Manager's  affiliates if the purchases are made pursuant  to a payroll  deduction  program.  Shares  purchased  pursuant  to the
Uniform  Gifts to Minors  Act or  Uniform  Transfers  to Minors  Act and  shares purchased  in  connection  with an  Automatic  Investing  Plan are  subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and the Institutional  Classes, but certain eligibility requirements must be satisfied.

     For Class C Shares of the Fund,  each purchase must be in an amount that is less than $1,000,000. See "Investment Plans" for purchase limitations applicable to  retirement  plans.  The Trust will reject any  purchase  order for more than
$1,000,000 or more of Class C Shares.  An investor may exceed these  limitations by making  cumulative  purchases over a period of time. In doing so, an investor should keep in mind,  however,  that reduced  front-end  sales  charges apply to investments  of $50,000  or more in Class A Shares,  and that Class A Shares are subject  to lower  annual  Rule  12b-1  Plan  expenses  than  Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  The Fund can  redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases in any Delaware  Investments(R)  Fund.  The Fund reserves the right to reject purchase  orders paid by third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right,  following shareholder  notification,  to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account  balance for a period of three or more  consecutive  months.  Holders of such  accounts  may be  notified of their insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum  balance  requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund  also  reserves  the  right,  upon 60  days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of  redemptions.  An  investor  making  the  minimum  initial investment may be subject to involuntary  redemption without the imposition of a
CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     FINRA has adopted  amendments to its Conduct Rules,  relating to investment company  sales  charges.  The Trust and the  Distributor  intend to  operate  in compliance with these rules.

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales charge of 5.75%;  however,  lower front-end sales charges apply for larger  purchases.  See the table in the Fund Classes'  Prospectus.  Class A
Shares are also  subject to annual Rule 12b-1 Plan  expenses for the life of the investment.

                                       25

     Class C Shares  are  purchased  at NAV and are  subject  to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are higher than those to which Class A Shares are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a  front-end  sales  charge or CDSC.  Class R Shares are  subject to annual Rule
12b-1 Plan expenses for the life of the investment.

     Institutional  Class Shares are  purchased at the NAV per share without the imposition of a front-end sales charge, CDSC or Rule 12b-1 Plan expenses.

     See "Plans Under Rule 12b-1 for the Fund Classes" and "Determining Offering
Price and Net Asset Value" below for more information.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A Shares and Institutional  Class
Shares  of  the  Fund.   However,   purchases  not  involving  the  issuance  of
certificates  are  confirmed to the  investor and credited to the  shareholder's account on the books  maintained by the Transfer  Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain limited  circumstances that are approved by an appropriate  officer of the Fund.
No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited  circumstances that are approved by an appropriate officer of the Fund.  In those  circumstances,  a  shareholder  may be  subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of  obtaining a bond  covering the lost or stolen  certificate.  Please contact  the Trust for  further  information.  Investors  who hold  certificates representing  any of their  shares  may only  redeem  those  shares  by  written request. The investor's certificate(s) must accompany such request.

     Accounts  of certain  omnibus  accounts  and  managed  or asset  allocation programs  may  maintain  balances  that are below  the  minimum  stated  account balances  without  incurring  a  service  fee or being  subject  to  involuntary redemption.

Alternative Purchase Arrangements - Class A and C Shares
     The alternative purchase  arrangements of Class A Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their  needs  given the  amount of their  purchase,  the length of time they expect to hold their shares and other relevant  circumstances.  Investors should determine whether, given their particular circumstances, it is more advantageous to purchase  Class A Shares and incur a front-end  sales  charge and annual Rule
12b-1 Plan  expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares,  or to  purchase  Class C Shares and have the entire  initial purchase amount invested in the Fund with the investment thereafter subject to a
CDSC and annual Rule 12b-1 Plan  expenses.  Class C Shares are subject to a CDSC if the  shares are  redeemed  within 12 months of  purchase.  Class C Shares are subject to annual  Rule 12b-1 Plan  expenses  of up to a maximum of 1% (0.25% of which are  service  fees to be paid to the  Distributor,  dealers  or others for providing personal service and/or maintaining  shareholder  accounts) of average daily net  assets of the  respective  Class.  Class C Shares do not  convert  to another Class.

     The higher Rule 12b-1 Plan expenses on Class C Shares will be offset to the extent a return is realized on the additional money initially  invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition,  the effect of any return earned on such additional money will diminish over time.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing  Class C Shares to Class R Shares,  investors  should consider the higher  Rule 12b-1 Plan  expenses on Class C Shares.  Investors  also should consider  the fact  that,  like  Class C  Shares,  Class R Shares  do not have a front-end  sales  charge  and,  unlike  Class C Shares,  Class R Shares  are not subject to a CDSC.

                                       26

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Fund,  the  Distributor  and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule
12b-1 Plan fees,  in the case of Class C Shares,  from the  proceeds of the Rule
12b-1 Plan fees and, if applicable,  the CDSC incurred upon  redemption,  and in the case of Class R Shares,  from the  proceeds  of the Rule  12b-1  Plan  fees.
Financial  advisors  may receive  different  compensation  for  selling  Class A
Shares, Class C Shares and Class R Shares.  Investors should understand that the purpose and function of the respective  Rule 12b-1 Plans  (including for Class R
Shares) and the CDSCs  applicable to Class C Shares are the same as those of the
Rule 12b-1 Plan and the front-end  sales charge  applicable to Class A Shares in that  such  fees  and  charges  are  used to  finance  the  distribution  of the respective Classes. See "Plans Under Rule 12b-1 for the Fund Classes" below.

     Dividends,  if any, paid on Class A Shares,  Class C Shares, Class R Shares and  Institutional  Class Shares will be calculated  in the same manner,  at the same time and on the same day and will be in the same  amount,  except  that the additional  amount of Rule 12b-1 Plan expenses  relating to Fund Classes will be borne exclusively by such shares. See "Determining  Offering Price and Net Asset
Value" below for more information.

     Class A  Shares:  Purchases  of  $50,000  or more of Class A Shares  at the offering  price carry reduced  front-end  sales charges as shown in the table in the Fund  Classes'  Prospectus,  and may  include a series of  purchases  over a
13-month  period under a Letter of Intent signed by the purchaser.  See "Special
Purchase  Features - Class A Shares" below for more information on ways in which investors  can avail  themselves  of reduced  front-end  sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
     As  described in the Fund  Classes'  Prospectus,  for initial  purchases of
Class A Shares of $1,000,000 or more, a dealer's  commission  may be paid by the
Distributor to financial advisors through whom such purchases are effected.

     In  determining  a  financial   advisor's   eligibility  for  the  dealer's
commission,  purchases of Class A Shares of other Delaware  Investments(R) Funds as to which a Limited CDSC applies (see  "Contingent  Deferred  Sales Charge for
Certain  Redemptions  of Class A Shares  Purchased  at Net  Asset  Value"  under
"Redemption and Exchange") may be aggregated with those of the Class A Shares of the Fund.  Financial advisors also may be eligible for a dealer's  commission in connection  with certain  purchases made under a Letter of Intent or pursuant to an investor's  Right of  Accumulation.  Financial  advisors  should  contact the
Distributor  concerning  the  applicability  and  calculation  of  the  dealer's commission in the case of combined purchases.

     An exchange from other Delaware  Investments(R)  Funds will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class C Shares

     Class C Shares are  purchased  without a front-end  sales  charge.  Class C
Shares  redeemed within 12 months of purchase may be subject to a CDSC of 1.00%.
CDSCs are charged as a percentage of the dollar amount  subject to the CDSC. The charge will be assessed on an amount  equal to the lesser of the NAV at the time of purchase of the shares being  redeemed or the NAV of those shares at the time of  redemption.  No CDSC will be imposed on  increases  in NAV above the initial purchase  price,  nor will a CDSC be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "net asset value at the time of purchase"  will be the NAV at  purchase of Class C Shares,  even if those  shares are later  exchanged  for

                                       27

shares of another Delaware  Investments(R)  Fund. In the event of an exchange of the shares,  the "net asset value of such shares at the time of redemption" will be the NAV of the shares  that were  acquired  in the  exchange.  See "Waiver of
Contingent  Deferred  Sales  Charge -- Class C  Shares"  under  "Redemption  and
Exchange"  for the Fund Classes for a list of the instances in which the CDSC is waived.

     In determining whether a CDSC applies to a redemption of Class C Shares, it will be assumed  that  shares  held for more than 12 months are  redeemed  first
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions, and finally by shares held for 12 months or less.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of the  investor's  purchase  payment will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class C Shares at the time of purchase  from its own assets in an  amount  equal  to no more  than 1% of the  dollar  amount  purchased.  As discussed  below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will  continue  to be subject to the CDSC  schedule  for Class C Shares as described in this Part B. See "Redemption and Exchange" below.

Plans under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund  Classes (the  "Plans").  Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional  Class of shares.  Such shares are not included in calculating the Plans' fees,  and the Plans are not used to assist in the  distribution  and marketing of Institutional Class Shares. Shareholders of the Institutional Class
may not vote on matters affecting the Plans.

     The Plans permit the Fund, pursuant to their Distribution Agreement, to pay out of the assets of the Fund Classes  monthly fees to the  Distributor  for its services  and expenses in  distributing  and  promoting  sales of shares of such classes. These expenses include, among other things,  preparing and distributing advertisements,  sales  literature,  and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified  periods of time and paying  distribution  and maintenance fees to brokers,  dealers and others.  In connection with the promotion of shares of the
Fund Classes,  the  Distributor  may, from time to time,  pay to  participate in dealer-sponsored  seminars and conferences,  and reimburse  dealers for expenses incurred in connection with pre-approved seminars,  conferences and advertising.
The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and  information  concerning  the Fund  Classes and  increase  sales of the Fund
Classes.

     In addition,  the Fund may make  payments  from the Rule 12b-1 Plan fees of its respective Fund Classes  directly to others,  such as banks,  who aid in the distribution  of Fund  Class  shares or  provide  services  in respect of a Fund
Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class C  Shares  are  also  used to pay the  Distributor  for  advancing  the commission costs to dealers with respect to the initial sale of such shares.

     The  maximum  aggregate  fee  payable by the Fund under its Plans,  and the
Fund's Distribution  Agreement, is on an annual basis, up to 0.25% of the Fund's
Class A Shares average daily net assets for the year up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of the Class C Shares'
average daily net assets for the year and up to

                                       28

0.60% of Class R Shares'  average  daily net  assets  for the year.  The  Fund's
Distributor may reduce/waive these amounts at any time.

     While payments pursuant to the Plans may not exceed the foregoing  amounts, the Plans do not limit fees to amounts actually expended by the Distributor.  It is  therefore  possible  that  the  Distributor  may  realize  a  profit  in any
particular  year.   However,   the  Distributor   currently   expects  that  its
distribution  expenses  will  likely  equal or exceed  payments  to it under the
Plans. The Distributor  may,  however,  incur such additional  expenses and make
additional   payments  to  dealers  from  its  own   resources  to  promote  the
distribution  of  shares  of the Fund  Classes.  The  monthly  fees  paid to the
Distributor  under the Plans are  subject  to the  review  and  approval  of the
Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in  excess  of the  amount  paid on behalf of the Fund
Classes would be borne by such persons without any reimbursement  from such Fund
Classes.  Consistent with the  requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best  execution,  the Fund may, from time to time, buy or sell  portfolio  securities  from, or to, firms that receive  payments under the
Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The  Plans  and the  Distribution  Agreements,  as  amended,  have all been approved  by the Board of the Trust,  including  a majority  of the  Independent
Trustees who have no direct or indirect  financial interest in the Plans and the
Distribution Agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement.  Continuation of the Plans and the Distribution  Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable  likelihood of each Plan  providing a benefit to its  respective
Fund  Class.  The Plans and the  Distribution  Agreements,  as  amended,  may be terminated  with  respect  to a Fund  Class at any  time  without  penalty  by a majority  of  Independent  Trustees  who have no  direct or  indirect  financial interest in the Plans and the Distribution Agreements,  or by a majority vote of the relevant Fund Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority  vote of  Independent  Trustees  who have no direct or indirect financial  interest in the Plans or  Distribution  Agreements.  Also,  any other material  amendment  to the Plans must be  approved  by a  majority  vote of the
Board,  including  a  majority  of  Independent  Trustees  who have no direct or indirect  financial  interest  in  the  Plans  or  Distribution  Agreements.  In addition,  in order  for the  Plans  to  remain  effective,  the  selection  and nomination  of  Independent  Trustees  must be effected by the  Trustees who are
Independent  Trustees and who have no direct or indirect  financial  interest in the Plans or Distribution Agreements.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

     The Fund did not incur any Rule 12b-1  fees  during  the past  fiscal  year because had not commenced operations prior to the date of this Part B.

Other Payments to Dealers - Class A, Class C and Class R Shares
     The  Distributor,  LFD, and their  affiliates may pay compensation at their own expense and not as an expense of the Fund,  to Financial  Intermediaries  in connection  with  the  sale or  retention  of  Fund  shares  and/or  shareholder servicing.  For example,  the  Distributor  may pay additional  compensation  to
Financial  Intermediaries for various purposes,  including,  but not limited to, promoting  the  sale of Fund  shares,  maintaining  share  balances  and/or  for sub-accounting, administrative or shareholder processing services, marketing and educational  support,  and ticket charges.  Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar  criteria related to sales of the Fund and/or some or all other Delaware
Investments(R) Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware  Investments(R)

                                       29

Funds),  the Fund's  advisory  fees,  some other  agreed upon  amount,  or other measures as determined from time to time by the Distributor.

     A significant  purpose of these payments is to increase sales of the Fund's shares.  The Fund's Manager or its affiliates may benefit from the Distributor's or LFD's payment of compensation to Financial  Intermediaries  through increased fees resulting from additional  assets acquired  through the sale of Fund shares through Financial Intermediaries.

Special Purchase Features - Class A Shares
     Buying Class A Shares at Net Asset Value:  The Fund  Classes'  Prospectuses
sets forth the  categories of investors who may purchase  Class A Shares at NAV.
This section provides additional information regarding this privilege.  The Fund must be notified in advance that a trade qualifies for purchase at NAV.

    As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain  legacy  retirement  assets may make  purchases of Class A
Shares at NAV. The requirements are as follows:

     o The purchase must be made by a group  retirement plan (excluding  defined benefit  plans):  (a) that  purchased  Class A shares  prior to a  recordkeeping transition  period  from  August  2004 to October  2004;  and (b) where the plan participants  records were maintained on Retirement  Financial Services,  Inc.'s
("RFS")  proprietary  recordkeeping  system,  provided that the plan: (a) has in excess of  $500,000  of plan  assets  invested  in Class A Shares of one or more
Delaware   Investments(R)  Fund  and  any  stable  value  account  available  to investment  advisory  clients  of  the  Manager  or  its  affiliates;  or (b) is sponsored  by an employer  that has at any point after May 1, 1997 had more than
100  employees   while  such  plan  has  held  Class  A  Shares  of  a  Delaware
Investments(R) Fund and such employer has properly  represented to, and received written  confirmation  back from RFS in writing that it has the requisite number of employees.  See "Group Investment Plans" below for information  regarding the applicability of the Limited CDSC.

     o The purchase must be made by any group retirement plan (excluding defined benefit  pension plans) that purchased Class A shares prior to an August 2004 to
October 2004  recordkeeping  transition  period and purchased  shares  through a retirement  plan  alliance  program,  provided  that RFS was the  sponsor of the alliance  program or had a product  participation  agreement with the sponsor of the alliance program.

     As  disclosed  in  the  Fund  Classes'  Prospectuses  certain  legacy  bank sponsored  retirement  plans may make  purchases of Class A shares at NAV. These purchases may be made by bank sponsored  retirement  plans that held, but are no longer  eligible to  purchase,  Institutional  Class  Shares or  interests  in a collective trust as a result of a change in distribution arrangements.

     Allied Plans:  Class A Shares are available for purchase by participants in certain  401(k)  Defined  Contribution  Plans  ("Allied  Plans")  which are made available  under a joint venture  agreement  between the Distributor and another institution  through which mutual funds are marketed and which allow investments in  Class A  Shares  of  designated  Delaware  Investments(R)  Funds  ("eligible
Delaware  Investments(R) Fund shares"),  as well as shares of designated classes of non-Delaware Investments(R) Funds ("eligible non-Delaware Investments(R) Fund shares"). Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments(R)and eligible non-Delaware Investments(R) Fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on additional  purchases  of eligible  Delaware  Investments(R)  Fund  shares.  See
"Combined Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware  Investments(R) Fund shares for other eligible Delaware  Investments(R)
Fund  shares or for  eligible  non-Delaware  Investments(R)  Fund  shares at NAV without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments(R)and non-Delaware Investments(R) Funds, which were not subject to a front end sales charge,  will be subject to the applicable sales charge if exchanged for eligible  Delaware  Investments(R)  Fund shares to which a sales charge  applies.  No sales charge will apply if the eligible  fund shares were previously acquired through the

                                       30

exchange of eligible  shares on which a sales charge was already paid or through the reinvestment of dividends. See "Investing by Exchange" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments(R)  Fund shares under an Allied  Plan.  In  determining  a financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware  Investments(R)  Fund  shares in  connection  with  Allied  Plans,  all participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above under "Purchasing Shares."

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC, as described in the Fund Classes'  Prospectuses,  apply to  redemptions by participants  in Allied Plans except in the case of exchanges  between  eligible
Delaware  Investments(R)  and  non-Delaware  Investments(R)  Fund  shares.  When eligible  Delaware  Investments(R)  Fund  shares  are  exchanged  into  eligible non-Delaware Investments(R) Fund shares, the Limited CDSC will be imposed at the time of the exchange,  unless the joint  venture  agreement  specifies  that the amount of the  Limited  CDSC will be paid by the  financial  advisor  or selling dealer. See "Contingent Deferred Sales Charge for Certain Redemptions of Class A
Shares Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intent:  The reduced front-end sales charges described above with respect  to Class A Shares  are  also  applicable  to the  aggregate  amount  of purchases  made by any such  purchaser  within a 13-month  period  pursuant to a written  Letter  of  Intent  provided  by  the  Distributor  and  signed  by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer  Agent, of 5% of the total amount of Class
A Shares  intended to be purchased  until such purchase is completed  within the
13-month period. The Fund will not accept retroactive Letters of Intention.  The
13-month  period  begins on the date of the earliest  purchase.  If the intended investment is not completed,  except as noted below, the purchaser will be asked to pay an amount equal to the difference  between the front-end  sales charge on
Class A Shares  purchased  at the reduced  rate and the  front-end  sales charge otherwise applicable to the total shares purchased.  If such payment is not made within 20 days  following the  expiration of the 13-month  period,  the Transfer
Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the  difference.  Such purchasers may include the values (at offering  price at the level  designated in their Letter of Intent) of all their shares of the Fund and of any class of any of the other Delaware  Investments(R)
Funds  previously  purchased  and still  held as of the date of their  Letter of
Intent toward the completion of such Letter,  except as described  below.  Those purchasers  cannot include  shares that did not carry a front-end  sales charge,
CDSC or Limited CDSC,  unless the  purchaser  acquired  those shares  through an exchange from a Delaware  Investments(R)  Fund that did carry a front-end  sales charge,  CDSC  or  Limited  CDSC.  For  purposes  of  satisfying  an  investor's obligation  under a  Letter  of  Intent,  Class C  Shares  of the  Fund  and the
corresponding  classes of shares of other  Delaware  Investments(R)  Funds which offer  such  shares  may be  aggregated  with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Investments(R) Funds.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intent to obtain a reduced  front-end sales charge on investments of
Class A Shares made by the plan. The aggregate investment level of the Letter of
Intent will be  determined  and accepted by the  Transfer  Agent at the point of plan  establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected  investments in Delaware
Investments(R)  Funds that are offered with a front-end  sales  charge,  CDSC or
Limited CDSC for a 13-month  period.  The Transfer  Agent  reserves the right to adjust  the  signed  Letter of Intent  based on this  acceptance  criteria.  The
13-month  period will begin on the date this Letter of Intent is accepted by the
Transfer Agent. If actual  investments exceed the anticipated level and equal an amount that would qualify the plan for further  discounts,  any front-end  sales charges will be  automatically  adjusted.  In the event this Letter of Intent is not  fulfilled  within the  13-month  period,  the plan  level will be  adjusted
(without  completing  another  Letter of Intent) and the employer will be billed for the  difference in front-end  sales charges due,  based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level  designated  in their  Letter of Intent) of all their  shares intended for purchase that are offered with a front-end  sales  charge,  CDSC or
Limited  CDSC of any  class.  Class C  Shares  of the Fund  and  other  Delaware
Investments(R)  Funds  which offer  corresponding  classes of shares may also be aggregated for this purpose.

                                       31

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares,  you can include,  subject to the exceptions  described below, the total amount of any Class of shares you own of a Fund and all other Delaware  Investments(R)  Funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments(R)  Fund that did carry a front-end  sales  charge,  CDSC or Limited
CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Right of  Accumulation:  In  determining  the  availability  of the reduced front-end  sales  charge  on Class A Shares,  purchasers  may also  combine  any subsequent  purchases of Class A Shares and Class C Shares, as well as shares of any other class of any of the other  Delaware  Investments(R)  Funds which offer such classes  (except  shares of any Delaware  Investments(R)  Fund which do not carry a front-end sales charge, CDSC or Limited CDSC. If, for example,  any such purchaser  has  previously  purchased  and still  holds Class A Shares of a Fund and/or  shares of any other of the classes  described in the  previous  sentence with a value of $40,000 and subsequently  purchases $10,000 at offering price of additional  shares of Class A Shares of the Fund,  the charge  applicable to the
$10,000 purchase would currently be 4.75%. For the purpose of this  calculation, the shares  presently  held shall be valued at the  public  offering  price that would have been in effect had the shares been purchased  simultaneously with the current purchase. Investors should refer to the table of sales charges for Class
A Shares in the Fund Classes'  Prospectus to determine the  applicability of the
Right of Accumulation to their particular circumstances.

     12-Month Reinvestment Privilege: Holders of Class A Shares of the Fund (and
of the  Institutional  Class Shares of the Fund which were  acquired  through an exchange  from one of the other  Delaware  Investments(R)  Funds  offered with a front-end  sales  charge)  who redeem such shares have one year from the date of redemption  to  reinvest  all or part of their  redemption  proceeds in the same
Class  of  the  Fund  or in  the  same  Class  of  any  of  the  other  Delaware
Investments(R)  Funds. In the case of Class A Shares,  the reinvestment will not be assessed a front-end sales charge,  the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor.  The reinvestment  will be subject to applicable  eligibility and minimum purchase requirements and must be in states  where  shares of such other funds may be sold.  This  reinvestment privilege  does not extend to Class A Shares where the  redemption of the shares triggered the payment of a Limited CDSC. Persons investing  redemption  proceeds from direct investments in the Delaware  Investments(R) Funds, offered without a front-end sales charge will be required to pay the applicable  sales charge when purchasing  Class A Shares.  The  reinvestment  privilege  does not  extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined after receipt of remittance.

     Any reinvestment  directed to a Delaware  Investments(R)  Fund in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read carefully the prospectus for the Delaware  Investments(R) Fund in which the investment  is  intended  to be made  before  investing  or sending  money.  The prospectus contains more complete information about the Delaware  Investments(R)
Fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which  also  serves  as  the  Fund's  shareholder  servicing  agent,  about  the applicability  of the  Class A  Limited  CDSC in  connection  with the  features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes' Prospectuses,  based on total plan assets. If a company has more than one plan investing in Delaware  Investments(R)  Funds,  then the total amount  invested  in all  plans  would  be used in  determining  the  applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon

                                       32

notification  to  the  Fund  at  the  time  of  each  such  purchase.  Employees participating  in such Group  Investment  Plans may also combine the investments made in their plan account  when  determining  the  applicable  front-end  sales charge on purchases to non-retirement  Delaware Investments  investment accounts if they so notify the Fund in which they are investing in  connection  with each purchase.  See "Retirement Plans for the Fund Classes" under "Investment  Plans"
below for information about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a withdrawal  of  the  entire  plan  from  a  Delaware  Investments(R)  Fund.  See
"Contingent  Deferred  Sales  Charge for Certain  Redemptions  of Class A Shares
Purchased  at  Net  Asset  Value"  under   "Redemption   and  Exchange"   below.
Notwithstanding  the  foregoing,  the Limited CDSC for Class A Shares on which a dealer's  commission has been paid will be waived in connection with redemptions by certain  group defined  contribution  retirement  plans that purchase  shares through a retirement  plan alliance  program which  requires that shares will be available  at NAV,  provided  that RFS  either was the  sponsor of the  alliance program  or had a  product  participation  agreement  with  the  sponsor  of the alliance program that specifies that the Limited CDSC will be waived.

Availability of Class R Shares
     Class  R  Shares  generally  are  available  only  to:  (i)  qualified  and non-qualified plan shareholders  covering multiple employees  (including 401(k),
401(a),  457, and  non-custodial  403(b) plans,  as well as other  non-qualified deferred  compensation plans) with assets (at the time shares are considered for purchase)  of $10  million  or  less;  and  (ii)  to IRA  rollovers  from  plans maintained on  Delaware's  retirement  recordkeeping  system that are offering R
Class Shares to participants.

Availability of Institutional Class Shares
     The  Institutional  Class of the Fund is generally  available  for purchase only by: (i) retirement  plans introduced by persons not associated with brokers or dealers  that are  primarily  engaged in the retail  securities  business and rollover  individual  retirement  accounts  from  such  plans;  (ii)  tax-exempt employee  benefit plans of the Manager or its affiliates  and securities  dealer firms  with a  selling  agreement  with  the  Distributor;  (iii)  institutional advisory  accounts  of the Manager or its  affiliates  and those  having  client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee  benefit plans and rollover  individual  retirement  accounts from such institutional  advisory  accounts;  (iv)  a  bank,  trust  company  and  similar financial  institution  investing  for its own account or for the account of its trust  customers for whom the  financial  institution  is exercising  investment discretion in  purchasing  shares of the Class,  except where the  investment is part of a program that requires  payment of the financial  institution of a Rule
12b-1  Plan fee;  (v)  registered  investment  managers  investing  on behalf of clients that  consist  solely of  institutions  and high  net-worth  individuals having at least  $1,000,000  entrusted to the investment  manager for investment purposes,  but only if the  investment  manager is not  affiliated or associated with a broker or dealer and derives  compensation  for its services  exclusively from its clients for such advisory services;  (vi) certain plans qualified under
Section 529 of the Code for which the Fund's Manager, Distributor or one or more
of  their   affiliates   provide   recordkeeping,   administrative,   investment
management,  marketing, distribution or similar services ("Eligible 529 Plans");
and (vii)  programs  sponsored by financial  intermediaries  where such programs require the purchase of Institutional Class Shares.

--------------------------------------------------------------------------------
                                INVESTMENT PLANS
--------------------------------------------------------------------------------

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities  profits,  if any, will be  automatically  reinvested in additional  shares of the respective  Fund
Class in which an  investor  has an  account  (based on the NAV in effect on the reinvestment  date) and will be  credited to the  shareholder's  account on that date. All dividends and distributions of the Institutional  Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment  date). A confirmation of each dividend payment from net investment income and of distributions from realized  securities  profits,  if any, will be mailed to shareholders in the first quarter of the next fiscal year.

                                       33

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the Fund in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A
Shares at the public offering price, and for the Class C Shares,  Class R Shares and Institutional  Class Shares at the NAV, at the end of the day of receipt.  A reinvestment  plan may be  terminated  at any time.  This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in other Delaware Investments(R) Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below,  holders of Fund Classes may  automatically
reinvest   dividends   and/or   distributions  in  any  of  the  other  Delaware
Investments(R)  Funds,  including  the Fund, in states where their shares may be sold.  Such  investments  will  be at  NAV  at  the  close  of  business  on the reinvestment  date  without  any  front-end  sales  charge or service  fee.  The shareholder  must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or  distributions  are to be invested.  Any  reinvestment  directed to a fund in which the investor  does not then have an account  will be treated  like all other  initial  purchases of the fund's shares.  Consequently,  an investor  should obtain and read carefully the prospectus  for the fund in which the  investment  is intended to be made before investing or sending money.  The prospectus  contains more complete  information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other  Delaware  Investments(R)  Funds  may be  invested  in shares of the Fund, provided an account has been established.  Dividends from Class A Shares may not be directed to Class C Shares or Class R Shares.  Dividends  from Class C Shares may only be directed to other Class C Shares and  dividends  from Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments(R)  Fund in which  their  investments  are held:  SAR/SEP,  SEP/IRA,
SIMPLE IRA,  SIMPLE 401(k),  Profit  Sharing and Money  Purchase  Pension Plans,
401(k) Defined  Contribution  Plans,  or 403(b)(7) or 457 Deferred  Compensation
Plans.

Investing by Exchange
     If you have an investment in another Delaware  Investments(R) Fund, you may write and authorize an exchange of part or all of your investment into shares of the Fund.  If you wish to open an  account  by  exchange,  call the  Shareholder
Service Center at 800 523-1918 for more  information.  All exchanges are subject to  the  eligibility  and  minimum  purchase  requirements  and  any  additional limitations set forth in the Fund's Prospectuses.  See "Redemption and Exchange"
below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments(R) Funds will qualify for treatment as if such proceeds had been  exchanged  from another
Delaware Investments(R) Fund rather than transferred from the Eligible 529 Plan, as described  under  "Redemption  and  Exchange"  below.  The  treatment of your redemption  proceeds  from an  Eligible  529  Plan  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended
to  direct   transfers  from  a  substantially   similar  class  of  a  Delaware
Investments(R) Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan:  Investors may arrange for the Fund to accept for  investment  in the Fund  Classes,  through  an agent  bank,  pre-authorized government or private recurring payments.  This method of investment assures the timely credit to the shareholder's  account of payments such as social security,
veterans'  pension  or  compensation   benefits,   federal  salaries,   railroad
retirement  benefits,  private  payroll  checks,  dividends,  and  disability or pension fund benefits.  It also eliminates the possibility and  inconvenience of lost, stolen and delayed checks.

                                       34

     Automatic Investing Plan: Shareholders of Class A Shares and Class C Shares
may make automatic investments by authorizing,  in advance, monthly or quarterly payments  directly  from their  checking  account  for  deposit  into their Fund account.  This type of  investment  will be handled  in either of the  following ways:  (i) if the  shareholder's  bank is a  member  of the  National  Automated
Clearing House Association ("NACHA"), the amount of the periodic investment will be  electronically  deducted from his or her checking account by Electronic Fund
Transfer  ("EFT") and such  checking  account will  reflect a debit  although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member  of NACHA,  deductions  will be made by  pre-authorized  checks, known as Depository  Transfer  Checks.  Should the  shareholder's  bank become a member  of  NACHA  in the  future,  his  or her  investments  would  be  handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                      * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal  government or its agencies on behalf of a  shareholder  may be  credited  to the  shareholder's  account  after  such payments should have been  terminated by reason of death or otherwise.  Any such payments are subject to reclamation  by the federal  government or its agencies.
Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a reclamation, the Fund  may  liquidate  sufficient  shares  from a  shareholder's  account  to reimburse  the  government  or the  private  source.  In  the  event  there  are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Fund  accounts.  The Fund will accept these investments, such as bank-by-phone,  annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial  institutions  who  in  turn  should  contact  the  Trust  for  proper instructions.

MoneyLine(SM) On Demand
     You or your investment dealer may request purchases of Fund shares by phone using  MoneyLine(SM)  On  Demand.  When you  authorize  the Fund to accept  such requests from you or your investment  dealer,  funds will be withdrawn from (for share  purchases)  your  pre-designated  bank  account.  Your  request  will  be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for MoneyLine(SM) On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
A business day is any day that the NYSE is open for business  ("Business  Day").
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund
Classes  through  regular  liquidations  of  shares in their  accounts  in other
Delaware  Investments(R)  Funds.  Shareholders  of the Fund Classes may elect to invest in one or more of the other  Delaware  Investments(R)  Funds  through the
Wealth Builder Option.  If in connection with the election of the Wealth Builder
Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of

                                       35

the fund that you select.  All  investments  under this option are exchanges and are therefore  subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account and invested  automatically  into other Delaware  Investments(R)  Funds, subject  to the  conditions  and  limitations  set  forth in the  Fund  Classes'
Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund  selected is not open that day,  the next  Business  Day) at the public offering  price  or NAV,  as  applicable,  of the fund  selected  on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits or protect against losses in a declining  market.  The price of the fund into which  investments are made could  fluctuate.  Since this program  involves continuous investment regardless of such fluctuating value,  investors selecting this option should consider their  financial  ability to continue to participate in the program through periods of low fund share prices.  This program  involves automatic  exchanges  between  two or more fund  accounts  and is  treated  as a purchase  of shares of the fund into  which  investments  are made  through  the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  or 457 Plans.  This  option  also is not available to shareholders of the Institutional Classes.

Asset Planner
     The Fund  previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Fund.  Please  call the  Shareholder
Service Center at 800 523-1918 if you have any questions regarding this service.

Retirement Plans for the Fund Classes
     An  investment  in the Fund may be  suitable  for  tax-deferred  retirement plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,  Individual
Retirement  Accounts  ("IRAs"),  Roth IRAs,  SEP/IRAs,  SAR/SEPs,  401(k) plans,
403(b)(7) plans,  457 plans,  SIMPLE IRAs and SIMPLE 401(k)s.  In addition,  the
Fund may be suitable for use in Coverdell Education Savings Accounts ("Coverdell
ESAs").  For further  details  concerning  these plans and  accounts,  including applications,  contact your financial  advisor or the Distributor.  To determine whether the benefits of a  tax-sheltered  retirement  plan or Coverdell  ESA are available and/or appropriate, you should consult with a tax adviser.

     The CDSC may be waived on certain  redemptions  of Class C Shares.  See the
Fund  Classes'  Prospectus  for a list of the  instances  in  which  the CDSC is waived.

     Purchases  of  Class C  Shares  must  be in an  amount  that  is less  than
$1,000,000 for such plans.  The maximum purchase  limitations  apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees and/or other  administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See "Availability of Institutional  Class Shares" above. For additional information on any of the plans and Delaware  Investments'  retirement services, call the Shareholder Service Center at 800 523-1918.

                                       36

--------------------------------------------------------------------------------
                 DETERMINING OFFERING PRICE AND NET ASSET VALUE
--------------------------------------------------------------------------------

     Orders for purchases and  redemptions of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other  authorized  persons.  Orders for purchases and  redemptions of
Class C Shares,  Class R Shares and  Institutional  Class Shares are effected at the NAV per share next  calculated  after receipt of the order by the Fund,  its agent or certain other authorized  persons.  See "Distributor" under "Investment
Advisor and Other Service Providers" above.  Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any  applicable  sales  charges.  Offering  price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4 p.m., Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday  throughout the year except for days when the following  holidays are observed:  New Year's Day, Martin Luther King,  Jr.'s Birthday,  President's
Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,  Thanksgiving and
Christmas.  The time at which transactions and shares are priced and the time by which  orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern time. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per  share  for  each  share  class of the  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number  by the  number  of  shares  outstanding  for that  class.  In determining the Fund's total net assets,  portfolio  securities primarily listed or traded on a national or foreign  securities  exchange,  except for bonds, are generally  valued at the closing  price on that  exchange,  unless such  closing prices are determined to be not readily available pursuant to the Fund's pricing procedures.  Exchange  traded options are valued at the last reported sale price or,  if no  sales  are  reported,  at the mean  between  bid and  asked  prices.
Non-exchange traded options are valued at fair value using a mathematical model.
Futures  contracts  are  valued at their  daily  quoted  settlement  price.  For valuation  purposes,  foreign currencies and foreign  securities  denominated in foreign  currency  values will be converted into U.S.  dollar values at the mean between the bid and offered  quotations of such currencies  against U.S. dollars based on rates in effect that day.  Securities  not traded on a particular  day, over-the-counter  securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market  instruments having a maturity of less than 60 days are valued at amortized cost,  which  approximates market value. Debt securities (other than short-term  obligations) are valued on the basis of  valuations  provided  by a pricing  service  when such  prices are believed to reflect the fair value of such  securities.  Foreign  securities and
the  prices  of  foreign  securities   denominated  in  foreign  currencies  are
translated to U.S.  dollars at the mean between the bid and offer  quotations of such  currencies  based on rates in effect as of the close of the  London  Stock
Exchange.  Use of a pricing  service has been approved by the Board of Trustees.
Prices provided by a pricing service take into account  appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity,  type of issue,  trading  characteristics and other market data.
Subject to the foregoing, securities for which market quotations are not readily available  and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

     Each Class of the Fund will bear,  pro-rata,  all of the common expenses of the Fund. The NAVs of all  outstanding  shares of each Class of the Fund will be
computed  on  a  pro-rata  basis  for  each  outstanding   share  based  on  the
proportionate  participation  in the Fund  represented by the value of shares of that Class.  All income earned and expenses  incurred by the Fund, will be borne on a pro-rata basis by each outstanding  share of a Class,  based on each Class'
percentage in the Fund represented by the value of shares of such Class,  except that  Institutional  Class will not incur any of the expenses  under the Trust's
Rule 12b-1 Plans,  while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific  distribution expenses and other costs that will be allocable  to each Class,  the NAV of each Class of the Fund will vary.

                                       37

--------------------------------------------------------------------------------
                             REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

General Information
     You can redeem or exchange  your shares in a number of different  ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next  determined  after the Fund receives your request in good order, subject,  in the case of a redemption,  to any applicable  CDSC or Limited CDSC.
For example,  redemption or exchange  requests  received in good order after the time the offering  price and NAV of shares are  determined  will be processed on the next Business Day. See the Fund's Prospectuses.  A shareholder  submitting a redemption  request  may  indicate  that he or she wishes to receive  redemption proceeds of a specific dollar amount. In the case of such a request,  and in the case of certain redemptions from retirement plan accounts,  the Fund will redeem the  number of shares  necessary  to deduct the  applicable  CDSC in the case of
Class C Shares,  and, if  applicable,  the  Limited  CDSC in the case of Class A
Shares  and  tender  to the  shareholder  the  requested  amount,  assuming  the shareholder  holds enough shares in his or her account for the  redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.
Redemption  proceeds will be distributed  promptly,  as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments(R) Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an  exchange  by calling the  Shareholder  Service  Center at 800
523-1918.  The Fund may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     Orders  for the  repurchase  of Fund  shares  which  are  submitted  to the
Distributor  prior to the close of its  Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next Business
Day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  either  Fund  or  certain  other  authorized  persons  (see
"Distributor" under "Investment Manager and Other Service Providers"); provided, however,  that each commitment to mail or wire redemption  proceeds by a certain time, as described  below,  is modified by the  qualifications  described in the next paragraph.

     The Fund will  process  written and  telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled.  The Fund will honor redemption requests as to shares for which a check was tendered as payment,  but the Fund will not mail or wire the proceeds  until it is reasonably  satisfied that the purchase check has cleared,  which may take up to 15 days from the purchase date. You can avoid this potential  delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone  redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Fund  will  automatically  redeem  from the  shareholder's  account  the  shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal  by the Fund of  securities owned by them are not reasonably practical, or they are not reasonably practical for the Fund

                                       38

fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders,  the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw  the  request  for  redemption  or leave it  standing  as a request for redemption at the NAV next determined after the suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is  obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day  period for any one shareholder.

     The value of the Fund's  investments is subject to changing  market prices.
Thus, a shareholder  redeeming  shares of the Fund may sustain  either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions  of Class A Shares  Purchased  at Net Asset  Value"  below.  Class C
Shares are subject to CDSCs as described under "Contingent Deferred Sales Charge
- Class C Shares"  under  "Purchasing  Shares"  above  and in the Fund  Classes'
Prospectuses.  Except for the applicable  CDSC or Limited CDSC and, with respect to the expedited  payment by wire described  below for which, in the case of the
Fund  Classes,  there  may be a bank  wiring  cost,  neither  the  Fund  nor the
Distributor charge a fee for redemptions or repurchases,  but such fees could be charged at any time in the future.

     Holders of Class C Shares that exchange  their shares  ("Original  Shares")
for shares of other Delaware  Investments(R)  Funds (in each case, "New Shares")
in a permitted  exchange,  will not be subject to a CDSC that might otherwise be due upon redemption of the Original  Shares.  However,  such  shareholders  will continue to be subject to the CDSC and any CDSC assessed upon  redemption of the
New  Shares  will be charged by the Fund from  which the  Original  Shares  were exchanged.  For  purposes  of  computing  the CDSC  that may be  payable  upon a disposition  of the New  Shares,  the period of time that an  investor  held the
Original  Shares is added to the  period of time that an  investor  held the New
Shares.

     Holders  of Class A Shares  of the Fund may  exchange  all or part of their shares for shares of other Delaware  Investments(R) Funds, including other Class
A Shares,  but may not exchange their Class A Shares for Class C Shares or Class
R Shares of the Fund or of any other Delaware  Investments(R)  Fund.  Holders of
Class C Shares of the Fund are  permitted to exchange all or part of their Class
C Shares  only into Class C Shares of any other  Delaware  Investments(R)  Fund.
Class C Shares of the Fund  acquired by exchange will continue to carry the CDSC of the fund from which the  exchange  is made.  Holders of Class R Shares of the
Fund are  permitted  to  exchange  all or part of their Class R Shares only into
Class R Shares of other Delaware  Investments(R) Funds or, if Class R Shares are
not available for a particular fund, into the Class A Shares of the Fund.

     Permissible  exchanges into Class A Shares of the Fund will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class C
Shares of the Fund will be made without the imposition of a CDSC by the Delaware
Investments(R)  Fund from  which the  exchange  is being made at the time of the exchange.

     The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest  effectively in accordance  with its investment  objectives and policies,  or would otherwise potentially be adversely affected. A shareholder's purchase  exchanges  may be  restricted  or  refused  if the  Fund  receives  or anticipates  simultaneous  orders affecting  significant  portions of the Fund's assets.

                                       39

     The Fund  discourages  purchases  by  market  timers  and  purchase  orders
(including the purchase side of exchange  orders) by shareholders  identified as market  timers may be  rejected.  The Fund will  consider  anyone who  follows a pattern  of market  timing in any  Delaware  Investments(R)  Fund to be a market timer.

     Market timing of a Delaware  Investments(R) Fund occurs when investors make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware Investments(R) Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware Investments(R) Fund within the same calendar quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining  whether market timing has occurred.  The Fund also reserves the right to consider other trading patterns as market timing.

     Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
     You can write to the Fund at P.O. Box 219656, Kansas City, MO 64121-9656 to
redeem some or all of your  shares.  The request must be signed by all owners of the account or your  investment  dealer of record.  For redemptions of more than
$100,000, or when the proceeds are not sent to the shareholder(s) at the address of record,  the Fund  requires a  signature  by all owners of the  account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial  bank,  a  trust  company  or  a  member  of  a  Securities  Transfer
Association Medallion Program ("STAMP"). The Fund reserves the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness.  The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is  normally  mailed the next  Business  Day after  receipt of your redemption  request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  generally are no longer issued for Class A Shares and
Institutional Class Shares. Certificates are not issued for Class C Shares.

Written Exchange
     You may  also  write  to the Fund (at P.O.  Box  219656,  Kansas  City,  MO
64121-9656)  to request an exchange  of any or all of your  shares into  another
Delaware  Investments(R) Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you.  If you  hold  your  Class  A  Shares  or  Institutional  Class  Shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account.  The Fund reserves the right to modify,  terminate or suspend these  procedures  upon 60 days' written notice to shareholders.  It may be difficult to reach the Fund by telephone during periods when  market  or  economic  conditions  lead to an  unusually  large  volume  of telephone requests.

     The Fund and its Transfer  Agent are not  responsible  for any  shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to  such  telephone  transactions,  the  Fund  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  the  Fund or the  Transfer  Agent  may be  liable  for any  losses  due to unauthorized or fraudulent transactions.

                                       40

Telephone instructions received by the Fund Classes are generally tape recorded, and a written  confirmation  will be provided  for all  purchase,  exchange  and
redemption   transactions  initiated  by  telephone.  By  exchanging  shares  by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption  -- Check to Your  Address of Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption  --  Proceeds  to Your Bank:  Redemption  proceeds of
$1,000 or more can be transferred to your pre-designated bank account by wire or by check. You should  authorize this service when you open your account.  If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next
Business Day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next  Business Day after receipt of your  redemption request to your pre-designated bank account. There are no separate fees for this redemption  method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your  pre-designated  bank account.  Simply call the  Shareholder  Service  Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares into other  Delaware  Investments(R)  Funds under the same  registration, subject to the same  conditions and  limitations as other exchanges noted above.
As with the written  exchange  service,  telephone  exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent  transactions in and out of the
Delaware Investments(R) Funds. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

MoneyLine(SM) On Demand
     You or your investment dealer may request  redemptions of Fund Class shares by phone using  MoneyLine(SM)  On Demand.  When you authorize the Fund to accept such requests  from you or your  investment  dealer,  funds will be deposited to your pre-designated bank account. Your request will be processed the same day if you call prior to 4 p.m.,  Eastern  time.  There is a $25 minimum  and  $100,000 maximum limit for  MoneyLine(SM) On Demand  transactions.  For more information, see "MoneyLine(SM) On Demand" under "Investment Plans" above.

Systematic Withdrawal Plans
     Shareholders  of the Fund  Classes  who own or  purchase  $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not  been  issued  may  establish  a  Systematic  Withdrawal  Plan  for  monthly withdrawals of $25 or more, or quarterly  withdrawals  of $75 or more,  although the  Fund  does  not  recommend  any  specific  amount  of  withdrawal.  This is particularly  useful  to  shareholders  living  on fixed  incomes,  since it can provide them with a stable  supplemental  amount.  This $5,000  minimum does not apply for the  investments  made  through  qualified  retirement  plans.  Shares purchased with the initial investment and through reinvestment of cash dividends
and  realized   securities  profits   distributions  will  be  credited  to  the
shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

                                       41

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two Business Days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares  through a periodic  investment  program in the Fund must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments(R) Funds or is investing in Delaware  Investments(R) Funds which do not carry a sales charge.  Redemptions of Class A Shares  pursuant to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a  dealer's  commission  has  been  paid on that  purchase.  The applicable  Limited CDSC for Class A Shares and CDSC for C Shares redeemed via a
Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less  than  12% of the  account  balance  on the  date  that the Plan is established.  If the annual  amount  withdrawn  in any year  exceeds  12% of the account balance on the date that the Systematic  Withdrawal Plan is established, all  redemptions  under  the Plan  will be  subjected  to the  applicable  CDSC, including an assessment for previously  redeemed amounts under the Plan. Whether a waiver of the CDSC is  available  or not,  the first shares to be redeemed for each  Systematic  Withdrawal  Plan  payment  will be those not subject to a CDSC because they have either  satisfied the required holding period or were acquired through the reinvestment of distributions.  See the Fund Classes' Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an  eligible  guarantor  institution.  The Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank account through the  MoneyLine(SM)  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four Business  Days after the payment date.  There are no separate fees for this redemption  method. It may take up to four Business Days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Class.  Shareholders  should consult with their financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent  Deferred  Sales  Charge for  Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value
     For  purchases  of  $1,000,000,  a Limited  CDSC will be imposed on certain redemptions  of Class A Shares  (or  shares  into  which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during  the first  year after the  purchase;  and (ii) 0.50% if such  shares are redeemed during the second

                                       42

year after the purchase,  if such  purchases  were made at NAV and triggered the payment  by the  Distributor  of the  dealer's  commission  described  above  in
"Dealer's Commission" under "Purchasing Shares."

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount  equal to the lesser of: (i) the NAV at the time of purchase of the Class
A Shares being  redeemed;  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another Delaware  Investments(R)  Fund and, in the event of an  exchange  of  Class A  Shares,  the  "NAV of such  shares  at the time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subject to the Limited  CDSC and an exchange of such Class A Shares into another
Delaware Investments(R) Fund will not trigger the imposition of the Limited CDSC at the time of such  exchange.  The period a shareholder  owns shares into which
Class A Shares are exchanged will count towards  satisfying the two-year holding period.  The Limited  CDSC is assessed if such two year period is not  satisfied irrespective  of whether  the  redemption  triggering  its payment is of Class A
Shares of the Fund or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please see the Fund Classes'  Prospectus for instances in which the Limited
CDSC  applicable  to Class A Shares and the CDSCs  applicable to C Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges
     As disclosed in the Fund Classes' Prospectus, certain retirement plans that contain  certain  legacy assets may redeem  shares  without  paying a CDSC.  The following plans may redeem shares without paying a CDSC:

     o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement plan alliance program that required  shares to be available at NAV and RFS served as the  sponsor of the  alliance  program or had a product  participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

     o    The redemption  must be made by any group  retirement  plan (excluding defined  benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program,  provided that (i) RFS was the sponsor of the alliance  program or had a product participation  agreement with the sponsor of the alliance  program and
          (ii)  RFS  provided  fully  bundled   retirement   plan  services  and
          maintained  participant  records  on  its  proprietary   recordkeeping
          system.

--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Distributions
     The policy of the Trust is to  distribute  substantially  all of the Fund's net investment  income and net realized capital gains, if any, in the amount and at the  times  that will  avoid any  federal  income or excise  taxes.  This may require additional payments,  if any, to be made during the first quarter of the following taxable year.

     All  dividends and any capital  gains will be  automatically  reinvested in additional  shares of the same  Class of the Fund at the NAV of the  ex-dividend date unless,  you  otherwise  designate in writing  that such  dividends  and/or distributions  are to be paid in cash.  If you elect to take your  dividends and distributions in cash and such dividends and  distributions  are in an amount of
$25 or more, you may choose the  MoneyLine(SM)  Direct Deposit  Service and have such payments  transferred  from your Fund account to your  pre-designated  bank account. See

                                       43

"Systematic  Withdrawal Plans" above. Dividend payments of $1.00 or less will be automatically  reinvested,  notwithstanding a shareholder's  election to receive dividends in cash. If such a  shareholder's  dividends  increase to greater than
$1.00,  the  shareholder  would  have to file a new  election  in order to begin receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered by the United  States Postal  Service or which remains  uncashed for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  NAV and the  dividend  option  may be  changed  from  cash to reinvest.  The Fund may deduct  from a  shareholder's  account  the costs of the
Fund's effort to locate a shareholder if a shareholder's mail is returned by the
United  States  Postal  Service  or the Fund is  otherwise  unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search  company  charges a percentage  fee in exchange for their location services.

     Each  class  of  shares  of the  Fund  will  share  proportionately  in the investment  income and expenses of such Fund, except that, absent any applicable fee waiver,  Class A Shares,  Class C Shares and Class R Shares alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes
     Distributions of Net Investment  Income. The Fund receives income generally in  the  form  of  dividends  and  interest  on  its  investments  in  portfolio securities.  This income,  less expenses  incurred in the operation of the Fund, constitutes  its net investment  income from which dividends may be paid to you.
If you are a taxable  investor,  any  distributions by the Fund from such income
(other than qualified  dividend income received by individuals)  will be taxable to you at  ordinary  income  tax  rates,  whether  you  take  them in cash or in additional  shares.  Distributions from qualified dividend income are taxable to individuals at long-term  capital gain rates,  provided  certain  holding period requirements  are met. See the  discussion  below under the heading,  "Qualified
Dividend Income for Individuals."

     Distributions  of Capital Gains.  The Fund may derive capital gain and loss in connection  with sales or other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Returns of Capital. If the Fund's  distributions  exceed its taxable income and  capital  gains  realized  during a taxable  year,  all or a portion  of the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher  reported  capital  gain or lower  reported  capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Investment  in  Foreign  Securities.  The Fund is  permitted  to  invest in foreign securities as described above.  Accordingly,  the Fund may be subject to foreign  withholding taxes on income from certain foreign  securities.  This, in turn, could reduce the Fund's distributions paid to you.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal  income tax purposes by the Fund.  Similarly,  foreign  exchange  losses realized  on the sale of debt  securities  generally  are  treated  as  ordinary losses.  These gains when distributed are taxable to you as ordinary income, and
any  losses  reduce  the  Fund's   ordinary  income   otherwise   available  for
distribution  to you.  This  treatment  could  increase or  decrease  the Fund's ordinary  income  distributions  to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

                                       44

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies  ("PFICs").  In general,  a PFIC is any foreign  corporation if 75% or more of its gross income for its taxable year is passive income,  or 50% or more of its average assets (by value) are held for the production of passive  income.
When  investing in PFIC  securities,  the Fund intends to  mark-to-market  these securities  under certain  provisions  of the Code and recognize any  unrealized gains as ordinary  income at the end of the Fund's fiscal and excise  (described below) tax years.  Deductions for losses are allowable only to the extent of any current or  previously  recognized  gains.  These gains  (reduced  by  allowable losses) are treated as ordinary  income that the Fund is required to distribute, even though it has not sold or received  dividends  from these  securities.  You should  also be aware  that the  designation  of a  foreign  security  as a PFIC security  will cause its income  dividends to fall outside of the  definition of qualified  foreign  corporation  dividends.  These dividends  generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus  does not  make a  mark-to-market  election,  the Fund may be subject to U.S. federal income tax on a portion of any "excess  distribution" or gain from the disposition of such shares even if such income is distributed as a taxable  dividend  by the Fund to its  shareholders.  Additional  charges in the nature of  interest  may be imposed on the Fund in  respect  of  deferred  taxes arising from such distributions or gains.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and  character of your  distributions  at the time they are  paid,  and will  advise  you of the tax  status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have not held  Fund  shares  for a full  year,  the Fund may  designate  and distribute to you, as ordinary income, qualified dividends or capital gains, and in the  case of  non-U.S.  shareholders,  the  Fund may  further  designate  and distribute as interest-related  dividends and short-term capital gain dividends, a  percentage  of income  that is not equal to the actual  amount of such income earned during the period of your investment in the Fund.  Taxable  distributions declared by the Fund in December to  shareholders  of record in such month,  but paid in January, are taxable to you as if they were paid in December.

     Election  to be  Taxed  as a  Regulated  Investment  Company.  The Fund has
elected,  or intends to elect, to be treated as a regulated  investment  company under  Subchapter  M of the  Internal  Revenue  Code  ("Code") and intends to so qualify during the current fiscal year. As a regulated  investment company,  the
Fund  generally is not subject to entity level federal  income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute  the  Fund's  net  long-term  capital  gain  or not to  maintain  the qualification  of the Fund as a regulated  investment  company if it  determines such a course of action  to be  beneficial  to  shareholders.  If net  long-term capital  gain is  retained,  the Fund would be taxed on the gain at the  highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated  investment company, the Fund would be subject to federal and state, corporate taxes on its taxable income and gains,  and  distributions to you will be treated as taxable  dividend income to the extent of such Fund's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax  purposes,  the Fund must meet  certain  asset  diversification,  income and distribution specific requirements, including:

     (i) The Fund must maintain a diversified  portfolio of securities,  wherein no security, including the securities of a qualified publicly traded partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

                                       45

     (iii)  The Fund must  distribute  to its  shareholders  at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax Distribution  Requirements.  As a regulated  investment company, the Fund is  required  to  distribute  its income  and gains on a calendar  year basis, regardless of the Fund's fiscal year end as follows:

     Required distributions. To avoid a 4% federal excise tax, the Code requires the Fund to  distribute  to you by December 31 of each year,  at a minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the  twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year.
The Fund intends to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December) but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and
redemptions   (including  redemptions  in  kind)  of  Fund  shares  are  taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares,  the Internal Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that  you  realize  will be a  capital  gain or loss and  will be  long-term  or short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption  or exchange of shares held for six months or less will be treated as long-term  capital loss to the extent of any long-term  capital gain distributed to you by the Fund on those shares.

     Wash sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis -- Class A shares only.  n reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

               o    In your  original  purchase of Fund  shares,  you received a
                    reinvestment   right  (the  right  to  reinvest  your  sales
                    proceeds at a reduced or with no sales charge), and
               o    You sell some or all of your original  shares within 90 days of their purchase, and
               o    You  reinvest  the sales  proceeds in the Fund or in another fund,  and the sales  charge that would  otherwise  apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment or reporting  requirements that must be met by the
Fund.  Income on investments by the Fund in certain other  obligations,  such as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal  agency-backed  obligations  (e.g., GNMA or FNMA obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the  dividends  paid by the Fund may be  qualified  dividend  income, which is eligible  for taxation at  long-term  capital gain rates.  This reduced rate  generally is  available  for  dividends  paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations.

                                       46

     Both  the  Fund  and  the  investor  must  meet  certain   holding   period
requirements  to qualify Fund dividends for this  treatment.  Specifically,  the
Fund  must  hold the  stock  for at  least 61 days  during  the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their  Fund  shares for at least 61 days  during  the  121-day  period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date  following  the  declaration  of a dividend  on which the purchaser  of stock is not  entitled  to  receive  the  dividend  payment.  When counting the number of days you held your Fund shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year,  the Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at reduced  rates.  If 95% or more of the Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders,
a  portion   of  the   dividends   paid  by  the  Fund  may   qualify   for  the
dividends-received  deduction. The portion of dividends paid by the Fund that so qualifies  will  be  designated  each  year in a  notice  mailed  to the  Fund's shareholders,  and cannot  exceed the gross amount of dividends  received by the
Fund from  domestic  (U.S.)  corporations  that  would  have  qualified  for the dividends-received  deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming the  deduction.  The amount that the Fund may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous  special  and  complex tax rules.  These rules could  accelerate the  recognition  of income by the Fund (possibly  causing the
Fund to sell  securities to raise the cash for necessary  distributions)  and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the
Fund to U.S.  federal  income tax. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend  income.  These rules could,  therefore,  affect the amount,  timing or character of the income distributed to you by the Fund. For example:

     Derivatives.  The Fund is permitted to invest in certain options,  futures, forwards or foreign  currency  contracts.  If the Fund makes these  investments, under certain provisions of the code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it  continues  to hold the  contracts.
Under these  provisions,  gains or losses on the  contracts  generally  would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain  foreign  currency  contracts  would be treated as ordinary income or losses.  In  determining  its net income for excise tax purposes,  the Fund also would be required to  mark-to-market  these contracts  annually as of October 31
(for capital gain net income and ordinary  income  arising from certain  foreign currency  contracts),  and to realize and  distribute  any resulting  income and gains.

                                       47

     Short sales and securities  lending  transactions.  The Fund's entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax straddles.  The Fund's  investment in options,  futures,  forwards,  or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds  other  securities,  the Fund  could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Investment in taxable mortgage pools (excess inclusion income). Real estate investment trusts ("REITs") in which the Fund invests (if any) may hold residual interests in certain  mortgage  pooling  vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets  qualifying as a "taxable mortgage pool" for U.S.
federal income tax purposes. Also, the Fund may make direct investments in REMIC residual  interests.  The  portion  of the  Fund's  income  received  from REMIC residual  interests,  either  directly or through an  investment  in a REIT that holds such  interests or qualifies  as a taxable  mortgage  pool (such income is referred to in the Code as "excess inclusion  income")  generally is required to be  allocated  by the  Fund to the  Fund's  shareholders  in  proportion  to the dividends  paid  to such  shareholders  with  the  same  consequences  as if the shareholders received the excess inclusion income directly.

     Under these rules,  the Fund will be taxed at the highest  corporate income tax rate on its excess  inclusion  income that is allocable to the percentage of its  shares  held in  record  name by  "disqualified  organizations,"  which are
generally   certain   cooperatives,   governmental   entities   and   tax-exempt
organizations  that are not subject to tax on unrelated  business taxable income
("UBTI").  To the extent that Fund shares owned by "disqualified  organizations"
are held in record name by a broker/dealer or other nominee,  the  broker/dealer or other nominee  would be liable for the corporate  level tax on the portion of the  Fund's  excess  inclusion  income  allocable  to  Fund  shares  held by the broker/dealer  or other nominee on behalf of the  "disqualified  organizations."
The Fund expects that disqualified  organizations own their shares. Because this tax is imposed at the Fund level, all shareholders,  including shareholders that are  not  disqualified  organizations,  will  bear a  portion  of the  tax  cost associated with the Fund's receipt of excess inclusion income.  However,  to the extent  permissible under the 1940 Act, a regulated  investment  company such as the Fund is permitted under Treasury  Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

     In addition,  with respect to Fund  shareholders who are not nominees,  for
Fund taxable years  beginning on or after January 1, 2007,  the Fund must report excess inclusion income to shareholders in two cases:

     o    If the excess  inclusion  income received by the Fund from all sources exceeds 1% of the Fund's gross income,  it must inform the non-nominee shareholders  of the amount and character of excess  inclusion  income allocated to them; and

     o    If the Fund receives excess  inclusion income from a REIT whose excess inclusion  income in its most  recent  tax year  ending not later than nine months  before the first day of the Fund's  taxable year exceeded
          3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders  of the amount  and  character  of the  excess  inclusion income allocated to them from such REIT.

                                       48

     Under these rules,  the taxable  income of any Fund  shareholder  can in no event be less that the sum of the  excess  inclusion  income  allocated  to that shareholder  and any such  excess  inclusion  income  cannot  be  offset  by net operating losses of the shareholder.  If the shareholder is a tax-exempt  entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code.  Charitable  remainder  trusts  do not incur  UBTI by  receiving excess inclusion income from the Fund. If the shareholder is a non-U.S.  person, such  shareholder  would be subject to U.S.  federal income tax withholding at a rate of 30% on this  income  without  reduction  or  exemption  pursuant  to any otherwise  applicable  income  tax  treaty.  If the  shareholder  is a  REIT,  a regulated  investment company,  common trust fund or other pass-through  entity, such  shareholder's  allocable share of the Fund's excess inclusion income would be considered  excess  inclusion  income of such entity and such entity would be subject to tax at the highest  corporate tax rate on any excess inclusion income allocated  to their  owners that are  disqualified  organizations.  Accordingly, investors  should be aware that a portion of the Fund's income may be considered excess inclusion income.

     Compliance  with  these  requirements  will  require  the  Fund  to  obtain significant cooperation from the REITs in which it invests.

     Investments in securities of uncertain tax  character.  The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such  securities  or the income  from such  securities  differs  from the tax treatment  expected  by the Fund,  it could  affect the timing or  character  of income  recognized  by  the  Fund,  requiring  the  Fund  to  purchase  or  sell securities,  or otherwise change its portfolio,  in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup  Withholding.  By law,  the Fund must  withhold  a  portion  of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     The  Fund  also  must  withhold  if the  IRS  instructs  it to do so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United
States,  are a nonresident  alien individual,  foreign trust or estate,  foreign corporation,  or foreign  partnership)  may be subject to U.S.  withholding  and estate tax and are  subject  to special  U.S.  tax  certification  requirements.
Non-U.S.  investors should consult their tax advisors about the applicability of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United  States  imposes a flat 30%  withholding  tax (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends  paid to you by the Fund,  subject to certain  exemptions  for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends  and   interest-related   dividends  as  described   below.   However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Fund shares,  will be subject to backup  withholding  at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain  dividends & short-term  capital gain  dividends.  In general, capital gain dividends  designated by the Fund and paid from either long-term or short-term  capital gains (other than gain realized on  disposition of U.S. real property  interests)  are not subject to U.S.  withholding  tax unless you are a nonresident  alien  individual  present  in the  United  States  for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related  dividends.  Interest-related  dividends designated by the
Fund and paid  from  qualified  net  interest  income  are not  subject  to U.S.
withholding tax. "Qualified interest income" includes,  in general,  U.S.

                                       49

source (1) bank  deposit  interest,  (2)  short-term  original  discount and (3)
interest  (including  original issue discount,  market discount,  or acquisition discount) on an obligation which is in registered  form,  unless it is earned on an obligation  issued by a  corporation  or  partnership  in which the Fund is a
10-percent  shareholder or is contingent interest,  and (4) any interest-related dividend from another  regulated  investment  company.  On any payment date, the
amount  of  an  income   dividend   that  is   designated  by  the  Fund  as  an
interest-related  dividend  may be more  or  less  than  the  amount  that is so qualified. This is because the designation is based on an estimate of the Fund's qualified  net interest  income for its entire  fiscal  year,  which can only be determined  with  exactness at fiscal year end. As a  consequence,  the Fund may over withhold a small amount of U.S. tax from a dividend payment.  In this case, the non-U.S.  investor's  only  recourse may be to either forgo  recovery of the excess withholding,  or to file a United States nonresident income tax return to recover the excess withholding.

     Further  limitations  on tax reporting for  interest-related  dividends and short-term  capital gain dividends for non-U.S.  investors;  sunset rule. It may not be practical in every case for the Fund to designate,  and the Fund reserves the right in these cases to not designate,  small amounts of interest-related or short-term  capital gain  dividends.  Additionally,  the Fund's  designation  of interest-related  or short-term capital gain dividends may not be passed through
to   shareholders   by   intermediaries   who   have   assumed   tax   reporting
responsibilities  for this income in managed or omnibus  accounts due to systems limitations  or operational  constraints.  The exemption  from  withholding  for short-term  capital gain  dividends and  interest-related  dividends paid by the
Fund is effective for  dividends  paid with respect to taxable years of the Fund beginning  after  December  31,  2004  and  before  January  1,  2008;  however, legislation has been proposed which would extend this date.

     Investment in U.S. real property.  The Fund may invest in equity securities of  corporations  that  invest in U.S.  real  property,  including  Real  Estate
Investment Trusts (REITs).  The sale of a U.S. real property interest (USRPI) by a REIT in which the Fund  invests may trigger  special tax  consequences  to the
Fund's non-U.S. shareholders.

     The Foreign  Investment  in Real  Property Tax Act of 1980  (FIRPTA)  makes
non-U.S.  persons  subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a  look-through  rule for  distributions  of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a REIT as follows:

     o    The RIC is  classified  as a  qualified  investment  entity.  A RIC is classified  as a  "qualified  investment  entity"  with  respect  to a distribution  to a non-US  person  which is  attributable  directly or indirectly to a distribution from a REIT if, in general, more than 50%
          of the RIC's  assets  consists  of  interests  in REITs and U.S.  real property holding corporations; and
     o    You are a  non-U.S.  shareholder  that owns more than 5% of a class of
          Fund shares at any time during the one-year  period ending on the date of the distribution.
     o    If  these  conditions  are met,  such  Fund  distributions  to you are treated  as  gain  from  the  disposition  of  a  USRPI,  causing  the distributions to be subject to U.S.  withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
     o    In  addition,  even if you do not own more  than 5% of a class of Fund shares,  but the Fund is a  qualified  investment  entity,  such  Fund distributions  to you will be taxable as  ordinary  dividends  (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

     Because  the Fund  expects  to invest  less  than 50% of its  assets at all times,  directly or indirectly in U.S. real property interests,  it expects that neither gain on the sale or  redemption  of Fund shares nor Fund  dividends  and distributions would be subject to FIRPTA reporting and tax withholding.

     Net investment  income from dividends on stock and foreign source  interest income continue to be subject to withholding tax; effectively  connected income.
Ordinary  dividends paid by the Fund to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S.  withholding tax. If you hold your Fund shares in connection  with a U.S.  trade or business, your income and gains will be considered  effectively connected income and taxed in the  U.S.  on a net  basis,  in  which  case  you may be  required  to file a nonresident U.S. income tax return.

                                       50

     U.S.  estate tax. An  individual  who, at the time of death,  is a non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless  a treaty  exemption  applies.  If a treaty  exemption  is  available,  a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the  exemption  in order to  obtain a U.S.  federal  transfer  certificate.  The transfer  certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit  (equivalent to U.S. situs assets with a value of $60,000).  For estates  with U.S.  situs assets of not more than
$60,000,  the Fund may accept, in lieu of a transfer  certificate,  an affidavit from an appropriate  individual evidencing that decedent's U.S. situs assets are below this threshold  amount.  In addition,  a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident  decedent.  The amount  treated as exempt is based upon the proportion of the assets held by the
Fund at the end of the quarter  immediately  preceding the decedent's death that are debt  obligations,  deposits,  or other  property  that would  generally  be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008; however,  legislation has been proposed which would extend this date. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident  alien  individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S.  shareholder entitled to claim the benefits of an applicable tax treaty may be different  from those  described  herein.  Non-U.S.
shareholders  are urged to consult  their own tax  advisers  with respect to the particular tax consequences to them of an investment in the Fund,  including the applicability of foreign tax.

     U.S tax certification  rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8 BEN provided without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of " Distributions and Taxes" is not intended or written to be used as tax  advice  and does  not  purport  to deal  with  all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

     To obtain the Fund's  most  current  performance  information,  please call
(800) 523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Fund's past performance and should not be considered as representative  of future results.  The Fund will calculate its performance in accordance  with the  requirements  of the rules and  regulations under the 1940 Act, or any other applicable U.S.  securities law, as they may be revised from time to time by the SEC.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Ernst & Young,  LLP, which is located at 2001 Market Street,  Philadelphia,
PA 19103,  serves as the independent  registered  public accounting firm for the
Trust and, in its capacity as such, will audit the annual  financial  statements of the Fund. Because the Fund had not commenced  operations prior to the date of this Part B, the Fund has no financial history.

                                       51

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     Because  the Fund had not  commenced  operations  prior to the date of this
Part B, the Fund has no principal holders.

                                       52

                                     PART C
                         (Delaware Group Equity Funds I)
                          File Nos. 002-10765/811-00249
                        Post-Effective Amendment No. 122

                                OTHER INFORMATION

Item 23.  Exhibits.  The following exhibits are incorporated by reference to the
          Registrant's  previously filed documents  indicated  below,  except as noted:

          (a)  Articles of Incorporation.

               (1)  Executed  Agreement and  Declaration of Trust  (December 17,
                    1998)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 109 filed October 29, 1999.

                    (i)  Executed  Certificate of Amendment  (November 15, 2006)
                         to the Agreement and Declaration of Trust  incorporated
                         into  this  filing  by  reference   to   Post-Effective
                         Amendment No. 121 filed November 16, 2007.

               (2)  Executed   Certificate   of  Trust   (December   17,   1998)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 109 filed October 29, 1999.

          (b)  By-Laws.   Amended  and  Restated  By-Laws  (November  16,  2006)
               incorporated  into this  filing by  reference  to  Post-Effective
               Amendment No. 121 filed November 16, 2007.

          (c)  Instruments Defining Rights of Security Holders.

               (1)  Agreement and Declaration of Trust.  Articles III, IV, V and
                    VI of the Agreement and  Declaration  of Trust  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 109 filed October 29, 1999.

               (2)  By-Laws.  Article II of the  Amended  and  Restated  By-Laws
                    (November  16,  2006)   incorporated  into  this  filing  by
                    reference to Post-Effective Amendment No. 121 filed November
                    16, 2007.

          (d)  Investment Advisory Contracts.

               (1)  Executed Investment Management Agreement (December 28, 1999)
                    between  Delaware  Management  Company (a series of Delaware
                    Management  Business Trust) and the Registrant  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 111 filed October 30, 2000.

                    (i)  Amended   Exhibit  A  to  the   Investment   Management
                         Agreement to be filed by amendment.

          (e)  Underwriting Contracts.

               (1)  Distribution Agreements.

                    (i)  Executed Distribution  Agreement (May 15, 2003) between
                         Delaware   Distributors,   L.P.   and  the   Registrant
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective  Amendment  No. 116 filed  December  30,
                         2003.

                    (ii) Form  of   Distribution   Expense   Limitation   Letter
                         (February 2007) between Delaware Distributors, L.P. and
                         the  Registrant   incorporated   into  this  filing  by
                         reference  to  Post-Effective  Amendment  No. 120 filed
                         February 26, 2007.

                                       1

               (2)  Financial Intermediary Distribution Agreement.

                    (i)  Executed   Third   Amended   and   Restated   Financial
                         Intermediary  Distribution  Agreement (January 1, 2007)
                         between  Lincoln  Financial   Distributors,   Inc.  and
                         Delaware Distributors, L.P. on behalf of the Registrant
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective  Amendment  No. 120 filed  February  26,
                         2007.

               (3)  Dealer's  Agreement  (January 2001)  incorporated  into this filing by  reference  to  Post-Effective  Amendment  No. 114 filed December 30, 2002.

               (4)  Vision  Mutual  Fund  Gateway(R)Agreement   (November  2000)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 114 filed December 30, 2002.

               (5)  Registered  Investment  Advisers  Agreement  (January  2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 114 filed December 30, 2002.

               (6)  Bank/Trust  Agreement  (August 2004)  incorporated into this filing by  reference  to  Post-Effective  Amendment  No. 117 filed December 27, 2004.

          (f)  Bonus or Profit Sharing Contracts. Not applicable.

          (g)  Custodian Agreements.

               (1)  Executed  Mutual Fund Custody and Services  Agreement  (July
                    20,  2007)  between  Mellon Bank,  N.A.  and the  Registrant incorporated into this filing by reference to Post-Effective
                    Amendment No. 121 filed November 16, 2007.

               (2)  Executed  Securities Lending  Authorization  (July 20, 2007)
                    between Mellon Bank,  N.A. and the  Registrant  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 121 filed November 16, 2007.

                  (h)      Other Material Contracts.

               (1)  Executed  Shareholder  Services  Agreement  (April 19, 2001)
                    between Delaware  Service  Company,  Inc. and the Registrant incorporated into this filing by reference to Post-Effective
                    Amendment No. 113 filed December 28, 2001.

                    (i)  Executed  Amendment  Letter  (August  23,  2002) to the
                         Shareholder Services Agreement between Delaware Service
                         Company, Inc. and the Registrant incorporated into this
                         filing by reference to Post-Effective Amendment No. 116
                         filed December 30, 2003.

                    (ii) Executed  Schedule B (June 1, 2007) to the  Shareholder
                         Services  Agreement  between  Delaware Service Company,
                         Inc. and the Registrant  incorporated  into this filing
                         by reference to Post-Effective  Amendment No. 121 filed
                         November 16, 2007.

               (2)  Executed  Fund   Accounting  and  Financial   Administration
                    Services  Agreement  (October 1, 2007) between  Mellon Bank,
                    N.A. and the Registrant attached as Exhibit No. EX-99.h.2.

               (3)  Executed  Fund   Accounting  and  Financial   Administration
                    Oversight  Agreement  (October  1,  2007)  between  Delaware
                    Service Company,  Inc. and the Registrant  incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

                                       2

          (i)  Legal Opinion.

               (1)  Opinion  and   Consent  of  Counsel   (October   29,   1999)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 109 filed October 29, 1999.

               (2)  Opinion  and  Consent of  Counsel  (January  29,  2008) with respect to Delaware  Mid Cap Value Fund  attached as Exhibit
                    No. EX-99.i.2.

          (j)  Other Opinions. Not applicable.

          (k)  Omitted Financial Statements. Not applicable.

          (l)  Initial Capital Agreements. Not applicable.

          (m)  Rule 12b-1 Plans.

               (1)  Plan  under  Rule  12b-1  for  Class  A  (April  19,   2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 113 filed December 28, 2001.

               (2)  Plan  under  Rule  12b-1  for  Class  B  (April  19,   2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 113 filed December 28, 2001.

               (3)  Plan  under  Rule  12b-1  for  Class  C  (April  19,   2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 113 filed December 28, 2001.

               (4)  Plan  under   Rule   12b-1  for  Class  R  (May  15,   2003)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 119 filed February 22, 2006.

          (n)  Rule  18f-3  Plan.  Plan  under Rule  18f-3  (October  31,  2005)
               incorporated  into this  filing by  reference  to  Post-Effective
               Amendment No. 119 filed February 22, 2006.

          (o)  Reserved.

          (p)  Codes of Ethics.

               (1)  Code of Ethics for the Delaware  Investments Family of Funds
                    (November 2007) attached as Exhibit No. EX-99.p.1.

               (2)  Code of Ethics for Delaware Investments (Delaware Management
                    Company, a series of Delaware Management Business Trust, and
                    Delaware  Distributors,  L.P.)  (November  2007) attached as
                    Exhibit No. EX-99.p.2.

               (3)  Code of Ethics  for  Lincoln  Financial  Distributors,  Inc.
                    (June 2007)  incorporated  into this filing by  reference to
                    Post-Effective Amendment No. 121 filed November 16, 2007.

          (q)  Other.  Powers of Attorney (May 17, 2007)  incorporated into this filing by reference  to  Post-Effective  Amendment  No. 121 filed
               November 16, 2007.

Item 24.  Persons Controlled by or Under Common Control with Registrant.  None.

Item 25.  Indemnification.   Article VII,  Section 2  (November 15, 2006) to the
          Agreement and  Declaration of Trust  incorporated  into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.
          Article VI of the Amended and  Restated  By-Laws  (November  16, 2006)
          incorporated into this filing by reference to Post-Effective Amendment
          No. 121 filed November 16, 2007.

Item 26.  Business and Other Connections of the Investment Adviser.

          Delaware  Management  Company  (the  "Manager"),  a series of Delaware
          Management  Business  Trust,  serves  as  investment  manager  to  the
          Registrant  and also serves as investment  manager or  sub-advisor  to certain  of the  other  funds  in the  Delaware  Investments(R)  Funds
          (Delaware Group Adviser Funds,  Delaware

                                       3

          Group Cash Reserve,  Delaware  Group Equity Funds II,  Delaware  Group
          Equity  Funds III,  Delaware  Group Equity  Funds IV,  Delaware  Group
          Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global
          & International Funds,  Delaware Group Government Fund, Delaware Group
          Income Funds,  Delaware Group Limited-Term  Government Funds, Delaware
          Group State  Tax-Free  Income Trust,  Delaware  Group  Tax-Free  Fund,
          Delaware  Group Tax-Free Money Fund,  Delaware  Investments  Municipal
          Trust,  Delaware Pooled Trust, Delaware VIP Trust, Optimum Fund Trust,
          Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur
          Mutual Funds,  Voyageur  Mutual Funds II,  Voyageur  Mutual Funds III,
          Voyageur Tax-Free Funds,  Delaware Enhanced Global Dividend and Income
          Fund,  Delaware  Investments  Dividend and Income Fund, Inc., Delaware
          Investments   Global   Dividend  and  Income  Fund,   Inc.,   Delaware
          Investments Arizona Municipal Income Fund, Inc., Delaware  Investments
          Colorado Municipal Income Fund, Inc.,  Delaware  Investments  National
          Municipal  Income Fund and Delaware  Investments  Minnesota  Municipal
          Income Fund II, Inc.) as well as to certain non-affiliated  registered investment  companies.  In addition,  certain  officers of the Manager also serve as trustees of other  Delaware  Investments(R)  Funds,  and certain  officers are also  officers of these other  funds.  A company indirectly  owned by the  Manager's  parent  company acts as principal underwriter  to the mutual funds in the  Delaware  Investments(R)Funds
          (see Item 27 below) and another such  company acts as the  shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments(R) Funds.

          The following  persons serving as directors or officers of the Manager have held the following  positions  during the past two years.  Unless otherwise noted,  the principal  business address of the directors and officers  of the  Manager  is 2005  Market  Street,  Philadelphia,  PA
          19103-7094.

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
Patrick P. Coyne       President              Chairman/President/      Mr. Coyne has served in
                                              Chief Executive Officer  various executive
                                                                       capacities within
                                                                       Delaware Investments

                                                                       President - Lincoln
                                                                       National Investment
                                                                       Companies, Inc.

                                                                       Director - Kaydon
                                                                       Corporation
---------------------- ---------------------- ------------------------ -------------------------
Michael J. Hogan(1)    None                   Executive Vice           Mr. Hogan has served in
                                              President/Head of        various executive
                                              Equity Investments       capacities within
                                                                       Delaware Investments

                                                                       Executive Vice
                                                                       President/Chief
                                                                       Investment Officer/Head
                                                                       of Equity Investments -
                                                                       Delaware Investment
                                                                       Advisers (a series of
                                                                       Delaware Management
                                                                       Business Trust
---------------------- ---------------------- ------------------------ -------------------------
John C.E. Campbell     Executive Vice         None                     Mr. Campbell has served
                       President/Global                                in various executive
                       Marketing & Client                              capacities within
                       Services                                        Delaware Investments

                                                                       President/Chief Executive
                                                                       Officer - Optimum Fund
                                                                       Trust
---------------------- ---------------------- ------------------------ -------------------------
Philip N. Russo        Executive Vice         None                     Mr. Russo has served in
                       President/Chief                                 various executive
                       Administrative                                  capacities within
                       Officer                                         Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
See Yeng Quek          Executive Vice         Executive Vice           Mr. Quek has served in
                       President/Managing     President/Managing       various executive
                       Director/Chief         Director,                capacities within
                       Investment Officer,    Fixed Income             Delaware Investments
                       Fixed Income
---------------------- ---------------------- ------------------------ -------------------------

                                       4

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
                                                                       Executive Vice
                                                                       President/Managing
                                                                       Director/
                                                                       Chief Investment Officer,
                                                                       Fixed Income -Lincoln
                                                                       National Investment
                                                                       Companies, Inc.

                                                                       Director/Trustee - HYPPCO
                                                                       Finance Company Ltd.
---------------------- ---------------------- ------------------------ -------------------------
Douglas L. Anderson    Senior Vice            None                     Mr. Anderson has served
                       President/Operations                            in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Marshall T. Bassett    Senior Vice            Senior Vice President/   Mr. Bassett has served
                       President/Chief        Chief Investment         in various executive
                       Investment Officer --  Officer -- Emerging      capacities within
                       Emerging Growth        Growth Equity            Delaware Investments
                       Equity
---------------------- ---------------------- ------------------------ -------------------------
Joseph R. Baxter       Senior Vice            Senior Vice President/   Mr. Baxter has served
                       President/Head of      Head of Municipal Bond   in various executive
                       Municipal Bond         Investments              capacities within
                       Investments                                     Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Christopher S. Beck    Senior Vice            Senior Vice              Mr. Beck has served in
                       President/Senior       President/Senior         various executive
                       Portfolio Manager      Portfolio Manager        capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Michael P. Buckley     Senior Vice            Senior Vice President/   Mr. Buckley has served
                       President/Director     Director of Municipal    in various executive
                       of Municipal Research  Research                 capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Michael F. Capuzzi     Senior Vice            Senior Vice President    Mr. Capuzzi has served
                       President --           --  Investment Systems   in various executive
                       Investment Systems                              capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Lui-Er Chen(2)         Senior Vice            Senior Vice President/   Mr. Chen has served in
                       President/Senior       Senior Portfolio         various executive
                       Portfolio              Manager/Chief            capacities within
                       Manager/Chief          Investment Officer --    Delaware Investments
                       Investment Officer --  Emerging Markets
                       Emerging Markets
---------------------- ---------------------- ------------------------ -------------------------
Thomas H. Chow         None                   Senior Vice              Mr. Chow has served in
                                              President/Senior         various executive
                                              Portfolio Manager        capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Robert F. Collins      Senior Vice            Senior Vice President/   Mr. Collins has served
                       President/Senior       Senior Portfolio         in various executive
                       Portfolio Manager      Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Stephen J. Czepiel     Senior Vice            Senior Vice              Mr. Czepiel has served
                       President/Senior       President/Senior         in various executive
                       Municipal Bond Trader  Municipal Bond Trader    capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Chuck M. Devereux      None                   Senior Vice              Mr. Devereux has served
                                              President/Senior         in various executive
                                              Research Analyst         capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Roger A. Early(3)      None                   Senior Vice              Mr. Early has served in
                                              President/Senior         various executive
                                              Portfolio Manager        capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
James A. Forant        Senior Vice            None                     Mr. Forant has served
                       President/Director,                             in various executive
                       Technical Services                              capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Brian Funk             Senior Vice            None                     Mr. Funk has served in
                       President/Director                              various executive
                       of Credit Research                              capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------

                                       5

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
Brent C. Garrells      Senior Vice            None                     Mr. Garrells has served
                       President/Senior                                in various executive
                       Research Analyst                                capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Stuart M. George       Senior Vice            Senior Vice              Mr. George has served
                       President/Head of      President/Head of        in various executive
                       Equity Trading         Equity Trading           capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Paul Grillo            Senior Vice            Senior Vice              Mr. Grillo has served
                       President/Senior       President/Senior         in various executive
                       Portfolio Manager      Portfolio Manager        capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Jonathan Hatcher       Senior Vice            None                     Mr. Hatcher has served
                       President/Senior                                in various executive
                       Research Analyst                                capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
William F. Keelan      Senior Vice            Senior Vice              Mr. Keelan has served
                       President/Director     President/Director of    in various executive
                       of Quantitative        Quantitative Research    capacities within
                       Research                                        Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Kevin P. Loome(4)      None                   Senior Vice              Mr. Loome has served in
                                              President/Senior         various executive
                                              Portfolio Manager/Head   capacities within
                                              of High Yield            Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Francis X. Morris      Senior Vice            Senior Vice              Mr. Morris has served
                       President/Chief        President/Chief          in various executive
                       Investment Officer --  Investment Officer --    capacities within
                       Core Equity            Core Equity              Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Brian L. Murray, Jr.   Senior Vice            Senior Vice              Mr. Murray has served
                       President/Chief        President/Chief          in various executive
                       Compliance Officer     Compliance Officer       capacities within
                                                                       Delaware Investments

                                                                       Senior Vice President/
                                                                       Chief Compliance Officer
                                                                       - Lincoln National
                                                                       Investment Companies,
                                                                       Inc.
---------------------- ---------------------- ------------------------ -------------------------
Susan L. Natalini      Senior Vice            None                     Ms. Natalini has served
                       President/Marketing                             in various executive
                       & Shared Services                               capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Zoe Neale(5)           Senior Vice            Senior Vice              Mr. Neale has served in
                       President/Chief        President/Chief          various executive
                       Investment Officer,    Investment Officer,      capacities within
                       International Equity   International Equity     Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
D. Tysen Nutt          Senior Vice            Senior Vice              Mr. Nutt has served in
                       President/Chief        President/Chief          various executive
                       Investment Officer,    Investment Officer,      capacities within
                       Large Cap Value        Large Cap Value          Delaware Investments
                       Equity
---------------------- ---------------------- ------------------------ -------------------------
David P. O'Connor      Senior Vice            Senior Vice President/   Mr. O'Connor has served
                       President/Strategic    Strategic Investment     in various executive
                       Investment             Relationships and        capacities within
                       Relationships and      Initiatives/General      Delaware Investments
                       Initiatives/General    Counsel
                       Counsel                                         Senior Vice President/
                                                                       Strategic Investment
                                                                       Relationships and
                                                                       Initiatives/ General
                                                                       Counsel/Chief Legal
                                                                       Officer - Optimum Fund
                                                                       Trust
---------------------- ---------------------- ------------------------ -------------------------

                                       6

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
                                                                       Senior Vice President/
                                                                       Strategic Investment
                                                                       Relationships and
                                                                       Initiatives/ General
                                                                       Counsel/Chief Legal
                                                                       Officer - Lincoln
                                                                       National Investment
                                                                       Companies, Inc.
---------------------- ---------------------- ------------------------ -------------------------
Philip R. Perkins      Senior Vice            Senior Vice              Mr. Perkins has served
                       President/Senior       President/Senior         in various executive
                       Portfolio Manager      Portfolio Manager        capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Richard Salus          Senior Vice            Senior Vice              Mr. Salus has served in
                       President/             President/Chief          various executive
                       Controller/Treasurer   Financial Officer        capacities within
                                                                       Delaware Investments

                                                                       Senior Vice President/
                                                                       Controller/Treasurer -
                                                                       Lincoln National
                                                                       Investment Companies,
                                                                       Inc.

                                                                       Senior Vice
                                                                       President/Chief Financial
                                                                       Officer - Optimum Fund
                                                                       Trust
---------------------- ---------------------- ------------------------ -------------------------
Jeffrey S. Van         Senior Vice            Senior Vice              Mr. Van Harte has served
Harte(6)               President/Chief        President/Chief          in various executive
                       Investment Officer --  Investment Officer --    capacities within
                       Focus Growth Equity    Focus Growth Equity      Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Babak Zenouzi(7)       Senior Vice            Senior Vice              Mr. Zenouzi has served
                       President/Senior       President/Senior         in various executive
                       Portfolio Manager      Portfolio Manager        capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Gary T. Abrams         Vice                   None                     Mr. Abrams has served
                       President/Senior                                in various executive
                       Equity Trader                                   capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Christopher S. Adams   Vice                   Vice                     Mr. Adams has served in
                       President/Portfolio    President/Portfolio      various executive
                       Manager/Senior         Manager/Senior Equity    capacities within
                       Equity Analyst         Analyst                  Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Damon J. Andres        Vice                   Vice President/Senior    Mr. Andres has served
                       President/Senior       Portfolio Manager        in various executive
                       Portfolio Manager                               capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Wayne A. Anglace(8)    None                   Vice President/Credit    Mr. Anglace has served
                                              Research Analyst         in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Margaret MacCarthy     Vice President/        None                     Ms. Bacon has served in
Bacon(9)               Investment Specialist                           various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Todd Bassion(10)       Vice                   Vice President/Senior    Mr. Bassion has served
                       President/Senior       Research Analyst         in various executive
                       Research Analyst                                capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Richard E. Biester     Vice                   None                     Mr. Biester has served
                       President/Equity                                in various executive
                       Trader                                          capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Christopher J.         Vice                   Vice President/Senior    Mr. Bonavico has served
Bonavico(11)           President/Senior       Portfolio Manager,       in various executive
                       Portfolio Manager,     Equity Analyst           capacities within
                       Equity Analyst                                  Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------

                                       7

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
Vincent A. Brancaccio  Vice                   None                     Mr. Brancaccio has served
                       President/Senior                                in various executive
                       Equity Trader                                   capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Kenneth F. Broad(12)   Vice                   Vice President/Senior    Mr. Broad has served in
                       President/Senior       Portfolio                various executive
                       Portfolio              Manager/Equity Analyst   capacities within
                       Manager/Equity                                  Delaware Investments
                       Analyst
---------------------- ---------------------- ------------------------ -------------------------
Stephen J. Busch       Vice President--       None                     Mr. Busch has served in
                       Managed Accounts                                various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Mary Ellen M.          Vice                   Vice President/Client    Ms. Carrozza has served
Carrozza               President/Client       Services                 in various executive
                       Services                                        capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Stephen G. Catricks    Vice                   Vice                     Mr. Catricks has served
                       President/Portfolio    President/Portfolio      in various executive
                       Manager                Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Wen-Dar Chen(13)       None                   Vice                     Mr. Chen has served in
                                              President/Portfolio      various executive
                                              Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Anthony G. Ciavarelli  Vice                   Vice                     Mr. Ciavarelli has served
                       President/Assistant    President/Associate      in various executive
                       General Counsel/       General Counsel/         capacities within
                       Assistant Secretary    Assistant Secretary      Delaware Investments

                                                                       Vice President/Associate
                                                                       General Counsel/Assistant
                                                                       Secretary - Lincoln
                                                                       National Investment
                                                                       Companies, Inc.
---------------------- ---------------------- ------------------------ -------------------------
Bradley J.             None                   Vice                     Mr. Cline has served in
Cline(14)                                     President/International  various executive
                                              Credit Research Analyst  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
David F. Connor        Vice                   Vice President/Deputy    Mr. Connor has served
                       President/Deputy       General                  in various executive
                       General Counsel/       Counsel/Secretary        capacities within
                       Assistant Secretary                             Delaware Investments

                                                                       Vice President/Deputy
                                                                       General Counsel/Secretary
                                                                       - Optimum Fund Trust

                                                                       Vice President/Deputy
                                                                       General Counsel/
                                                                       Secretary - Lincoln
                                                                       National Investment
                                                                       Companies, Inc.
---------------------- ---------------------- ------------------------ -------------------------
Cori E. Daggett        Vice President,        Vice President,          Ms. Daggett has served
                       Counsel, Assistant     Associate General        in various executive
                       Secretary              Counsel, Assistant       capacities within
                                              Secretary                Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Craig C. Dembek(15)    None                   Vice President/Senior    Mr. Dembek has served
                                              Research Analyst         in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Christopher M.         Vice                   Vice                     Mr. Ericksen has served
Ericksen(16)           President/Portfolio    President/Portfolio      in various executive
                       Manager, Equity        Manager, Equity Analyst  capacities within
                       Analyst                                         Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Joel A. Ettinger       Vice                   Vice President/Taxation  Mr. Ettinger has served
                       President/Taxation                              in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------

                                       8

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
                                                                       Vice President/Taxation
                                                                       - Lincoln National
                                                                       Investment Companies,
                                                                       Inc.
---------------------- ---------------------- ------------------------ -------------------------
Devon K. Everhart      None                   Vice President/Senior    Mr. Everhart has served
                                              Research Analyst         in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Joseph Fiorilla        Vice                   None                     Mr. Fiorilla has served
                       President/Trading                               in various executive
                       Operations                                      capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Charles E. Fish        Vice                   None                     Mr. Fish has served in
                       President/Senior                                various executive
                       Equity Trader                                   capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Clifford M. Fisher     Vice                   None                     Mr. Fisher has served in
                       President/Senior                                various executive
                       Municipal Bond Trader                           capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Patrick G.             Vice                   Vice President/          Mr. Fortier has served
Fortier(17)            President/Portfolio    Portfolio Manager,       in various executive
                       Manager, Equity        Equity Analyst           capacities within
                       Analyst                                         Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Paul D. Foster         Vice                   None                     Mr. Foster has served
                       President/Investment                            in various executive
                       Specialist --                                   capacities within
                       Emerging Growth                                 Delaware Investments
                       Equity
---------------------- ---------------------- ------------------------ -------------------------
Denise A. Franchetti   Vice                   Vice                     Ms. Franchetti has served
                       President/Portfolio    President/Portfolio      in various executive
                       Manager/Municipal      Manager/Municipal Bond   capacities within
                       Bond Credit Analyst    Credit Analyst           Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Lawrence G.            None                   Vice President/Senior    Mr. Franko has served
Franko(18)                                    Equity Analyst           in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Henry A. Garrido(19)   Vice                   None                     Mr. Garrido has served
                       President/Equity                                in various executive
                       Analyst                                         capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Daniel V. Geatens      None                   Vice                     Mr. Geatens has served
                                              President/Treasurer      in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Barry S. Gladstein     Vice                   Vice President/Equity    Mr. Gladstein has served
                       President/Portfolio    Analyst/Portfolio        in various executive
                       Manager                Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Gregg Gola(20)         None                   Vice President/Senior    Mr. Gola has served in
                                              High Yield Trader        various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Christopher            None                   Vice President/Senior    Mr. Gowlland has served
Gowlland(21)                                  Quantitative Analyst     in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Edward Gray(22)        Vice                   Vice President/Senior    Mr. Gray has served in
                       President/Senior       Portfolio Manager        various executive
                       Portfolio Manager                               capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
David J. Hamilton      None                   Vice President/Credit    Mr. Hamilton has served
                                              Research Analyst         in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Brian Hamlet(23)       None                   Vice President/Senior    Mr. Hamlet has served
                                              Corporate Bond Trader    in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------

                                       9

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
Lisa L. Hansen(24)     Vice President/Head    None                     Ms. Hansen has served
                       of Focus Growth                                 in various executive
                       Equity Trading                                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Gregory M.             Vice                   Vice                     Mr. Heywood has served
Heywood(25)            President/Portfolio    President/Portfolio      in various executive
                       Manager, Equity        Manager, Research        capacities within
                       Analyst                Analyst                  Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Sharon Hill            Vice President/Head    Vice President/Head of   Ms. Hill has served in
                       of Equity              Equity Quantitative      various executive
                       Quantitative           Research and Analytics   capacities within
                       Research and                                    Delaware Investments
                       Analytics
---------------------- ---------------------- ------------------------ -------------------------
J. David               None                   Vice                     Mr. Hillmeyer has served
Hillmeyer(26)                                 President/Corporate      in various executive
                                              Bond Trader              capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Christopher M.         Vice                   Vice                     Mr. Holland has served
Holland                President/Portfolio    President/Associate      in various executive
                       Manager                Equity Analyst           capacities within
                                              II/Portfolio Manager     Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Chungwei Hsia(27)      None                   Vice President/Senior    Mr. Hsia has served in
                                              Research Analyst         various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Michael E. Hughes      Vice                   Vice President/Senior    Mr. Hughes has served
                       President/Senior       Equity Analyst           in various executive
                       Equity Analyst                                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Jordan L. Irving       Vice                   Vice President/Senior    Mr. Irving has served
                       President/Senior       Portfolio Manager        in various executive
                       Portfolio Manager                               capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Cynthia Isom           Vice                   Vice                     Ms. Isom has served in
                       President/Senior       President/Portfolio      various executive
                       Portfolio Manager      Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Kenneth R. Jackson     Vice                   Vice President/Equity    Mr. Jackson has served
                       President/Quantitative Trader                   in various executive
                       Analyst                                         capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Stephen M.             None                   Vice                     Mr. Juszczyszyn has
Juszczyszyn(28)                               President/Structured     served in various
                                              Products Analyst/Trader  executive capacities
                                                                       within Delaware
                                                                       Investments
---------------------- ---------------------- ------------------------ -------------------------
Audrey E. Kohart       Vice                   Vice                     Ms. Kohart has served in
                       President/Financial    President/Financial      various executive
                       Planning and           Planning and Reporting   capacities within
                       Reporting                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Roseanne L. Kropp      Vice                   None                     Ms. Kropp has served in
                       President/Senior                                various executive
                       Fund Analyst II                                 capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Nikhil G. Lalvani      Vice                   Vice President/Senior    Mr. Lalvani has served
                       President/Senior       Equity                   in various executive
                       Equity                 Analyst/Portfolio        capacities within
                       Analyst/Portfolio      Manager                  Delaware Investments
                       Manager
---------------------- ---------------------- ------------------------ -------------------------
Steven T. Lampe        Vice                   Vice                     Mr. Lampe has served in
                       President/Portfolio    President/Portfolio      various executive
                       Manager                Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Anthony A. Lombardi    Vice                   Vice President/Senior    Mr. Lombardi has served
                       President/Senior       Portfolio Manager        in various executive
                       Portfolio Manager                               capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Francis P. Magee       Vice                   None                     Mr. Magee has served in
                       President/Equity                                various executive
                       Business Manager                                capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
John P. McCarthy(29)   None                   Vice President/Senior    Mr. McCarthy has served
                                              Research Analyst/Trader  in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------

                                       10

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
Brian McDonnell(30)    None                   Vice                     Mr. McDonnell has served
                                              President/Structured     in various executive
                                              Products Analyst/Trader  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Michael S. Morris      Vice                   Vice                     Mr. Morris has served
                       President/Portfolio    President/Portfolio      in various executive
                       Manager/Senior         Manager/Senior Equity    capacities within
                       Equity Analyst         Analyst                  Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Victor                 None                   Vice                     Mr. Mostrowski has served
Mostrowski(31)                                President/Portfolio      in various executive
                                              Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Philip O. Obazee       Vice President/        Vice President/          Mr. Obazee has served
                       Derivatives Manager    Derivatives Manager      in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Donald G. Padilla      Vice                   Vice                     Mr. Padilla has served
                       President/Portfolio    President/Portfolio      in various executive
                       Manager/Senior         Manager/Senior Equity    capacities within
                       Equity Analyst         Analyst                  Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Daniel J. Prislin(32)  Vice                   Vice President/Senior    Mr. Prislin has served
                       President/Senior       Portfolio                in various executive
                       Portfolio              Manager/Equity Analyst   capacities within
                       Manager/Equity                                  Delaware Investments
                       Analyst
---------------------- ---------------------- ------------------------ ---------------------------
Gretchen Regan         None                   Vice                     Ms. Regan has served in
                                              President/Quantitative   various executive
                                              Analyst                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ ---------------------------
Carl Rice              Vice                   Vice President/Senior    Mr. Rice has served in
                       President/Senior       Investment Specialist,   various executive
                       Investment             Large Cap Value Focus    capacities within
                       Specialist, Large      Equity                   Delaware Investments
                       Cap Value Focus
                       Equity
---------------------- ---------------------- ------------------------ -------------------------
Joseph T. Rogina       Vice                   None                     Mr. Rogina has served
                       President/Equity                                in various executive
                       Trader                                          capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Debbie A. Sabo(33)     Vice                   None                     Ms. Sabo has served in
                       President/Equity                                various executive
                       Trader, Focus Growth                            capacities within
                       Equity                                          Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Kevin C. Schildt       Vice                   Vice President/Senior    Mr. Schildt has served
                       President/Senior       Municipal Credit         in various executive
                       Municipal Credit       Analyst                  capacities within
                       Analyst                                         Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Bruce Schoenfeld(34)   Vice                   Vice President/Equity    Mr. Schoenfeld has served
                       President/Equity       Analyst                  in various executive
                       Analyst                                         capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Richard D. Seidel      Vice                   None                     Mr. Seidel has servedn
                       President/Assistant                             in various executive
                       Controller/Assistant                            capacities within
                       Treasurer                                       Delaware Investments

                                                                       Vice President/Assistant
                                                                       Controller/Assistant
                                                                       Treasurer - Lincoln
                                                                       National Investment
                                                                       Companies, Inc.
---------------------- ---------------------- ------------------------ -------------------------
Brian M. Scotto        None                   Vice                     Mr. Scotto has served
                                              President/Structured     in various executive
                                              Products Analyst         capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Nancy E. Smith         Vice President --      Vice President --        Ms. Smith has served in
                       Investment Accounting  Investment Accounting    various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Brenda L. Sprigman     Vice                   None                     Ms. Sprigman has served
                       President/Business                              in various executive
                       Manager -- Fixed                                capacities within
                       Income                                          Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------

                                       11

---------------------- ---------------------- ------------------------ -------------------------
Name and Principal     Positions and          Positions and Offices    Other Positions and
Business Address       Offices with Manager   with Registrant          Offices Held
---------------------- ---------------------- ------------------------ -------------------------
Michael T. Taggart     Vice                   None                     Mr. Taggart has served
                       President/Facilities                            in various executive
                       & Administrative                                capacities within
                       Services                                        Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Rise Taylor            Vice President         None                     Ms. Taylor has served
                       Strategic Investment                            in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Rudy D. Torrijos, III  None                   Vice                     Mr. Torrijos has served
                                              President/Portfolio      in various executive
                                              Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Michael Tung(3)(5)     None                   Vice                     Mr. Tung has served in
                                              President/Portfolio      various executive
                                              Manager                  capacities within
                                                                       Delaware Investments

                                                                       Vice President/Equity
                                                                       Analyst - Delaware
                                                                       Investment Advisers (a
                                                                       series of Delaware
                                                                       Management Business
                                                                       Trust)
---------------------- ---------------------- ------------------------ -------------------------
Robert A. Vogel, Jr.   Vice                   Vice President/Senior    Mr. Vogel has served in
                       President/Senior       Portfolio Manager        various executive
                       Portfolio Manager                               capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Lori P. Wachs          Vice                   Vice                     Ms. Wachs has served in
                       President/Portfolio    President/Portfolio      various executive
                       Manager                Manager                  capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Jeffrey S. Wang(36)    None                   Vice President/Equity    Mr. Wang has served in
                                              Analyst                  various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Michael G.             None                   Vice President/Senior    Mr. Wildstein has served
Wildstein(37)                                 Research Analyst         in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Kathryn R. Williams    Vice                   Vice                     Ms. Williams has served
                       President/Associate    President/Associate      in various executive
                       General                General                  capacities within
                       Counsel/Assistant      Counsel/Assistant        Delaware Investments
                       Secretary              Secretary
                                                                       Vice President/Associate
                                                                       General Counsel/Assistant
                                                                       Secretary - Lincoln
                                                                       National Investment
                                                                       Companies, Inc.
---------------------- ---------------------- ------------------------ -------------------------
Nashira Wynn           Vice                   Vice President/Senior    Ms. Wynn has served in
                       President/Senior       Equity                   various executive
                       Equity                 Analyst/Portfolio        capacities within
                       Analyst/Portfolio      Manager                  Delaware Investments
                       Manager
---------------------- ---------------------- ------------------------ -------------------------
Guojia Zhang(38)       Vice                   Vice President/Equity    Mr. Zhang has served in
                       President/Equity       Analyst                  various executive
                       Analyst                                         capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------
Douglas R. Zinser(39)  None                   Vice President/Credit    Mr. Zinser has served
                                              Research Analyst         in various executive
                                                                       capacities within
                                                                       Delaware Investments
---------------------- ---------------------- ------------------------ -------------------------

(1)  Managing  Director/Global Head of Equity (2004-2007) and Director/Portfolio
     Strategist (1996-2004), SEI Investments.
(2)  Managing Director/Senior Portfolio Manager, Evergreen Investment Management
     Company, 1995.

                                       12

(3)  Senior Portfolio Manager,  Chartwell Investment Partners,  2003-2007; Chief
     Investment Officer, Turner Investments, 2002-2003.
(4)  Portfolio Manager/Analyst, T. Rowe Price, 1996-2007.
(5)  Portfolio Manager, Thomas Weisel Partners, 2002-2005.
(6)  Principal/Executive  Vice President,  Transamerica  Investment  Management,
     LLC, 1980-2005
(7)  Senior Portfolio Manager, Chartwell Investment Partners, 1999-2006.
(8)  Research Analyst, Gartmore Global Investments,  2004-2007; Vice President -
     Private Client Researcher, Deutsche Bank Alex. Brown, 2000-2004.
(9)  Client Service Officer, Thomas Weisel Partners, 2002-2005.
(10) Senior Research Associate, Thomas Weisel Partners, 2002-2005.
(11) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1993-2005.
(12) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     2000-2005.
(13) Quantitative Analyst, J.P. Morgan Securities, 1998-2004.
(14) Securities Litigation Associate, Sutherland Asbill & Brennan, 2004-2005.
(15) Senior Fixed Income  Analyst,  Chartwell  Investment  Partners,  2003-2007;
     Senior Fixed Income Analyst, Stein, Roe & Farnham, 2000-2003.
(16) Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice
     President/Portfolio Manager, Goldman Sachs 1994-2004.
(17) Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
(18) Finance  Professor,  University of  Massachusetts,  1987-2006;  Co-founder,
     Arborway  Capital,  2005;  Senior  Investment  Professional,  Thomas Weisel
     Partners, 2002-2005; Senior Investment Professional, ValueQuest, 1987-2002.
(19) Senior Analyst, Wells Capital Management, 2000-2006.
(20) Executive Director, Morgan Stanley Investment Manager, Miller, Anderson and
     Sherrerd, 1998-2007.
(21) Vice  President/Senior  Quantitative  Analyst,  State Street Global Markets
     LLC,  2005-2007;   Quantitative  Strategist,   Morgan  Stanley,  2004-2005;
     Investment Banker, Commerzbank Securities, 2000-2004.
(22) Portfolio Manager, Thomas Weisel Partners, 2002-2005.
(23) Vice President, Lehman Brothers Holdings, 2003-2007.
(24) Principal/Portfolio    Manager/Senior   Trader,   Transamerica   Investment
     Management, LLC, 1997-2005.
(25) Senior  Research  Analyst,   Transamerica   Investment   Management,   LLC,
     2004-2005;  Senior Analyst, Wells CapitalManagement,  LLC 2003-2004; Senior
     Analyst, Montgomery Asset Management 1996-2003.
(26) Senior  Corporate Bond  Trader/High  Yield  Portfolio  Manager/Quantitative
     Analyst, Hartford Investment Management Company, 1996-2007.
(27) Senior Analyst, Oppenheimerfunds,  2006-2007; Senior Analyst, Merrill Lynch
     Investment Managers, 2005-2006; Analyst, Federated Investors, 2001-2005.
(28) Director  of  Fixed  Income  Trading,   Sovereign  Bank  Capital   Markets,
     2001-2007.
(29) Senior High Yield Trader, Chartwell Investment Partners, 2002-2007.
(30) Managing Director - Fixed Income Trading, Sovereign Securities, 2001-2007.
(31) Senior Portfolio  Manager,  HSBC Halbis Partners (USA),  2006-2007;  Global
     Fixed  Income  Portfolio  Manager,  State  of  New  Jersey,  Department  of
     Treasury, Division of Investment, 1999-2006.
(32) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1998-2005.
(33) Head Trader, McMorgan & Company, 2003-2005.
(34) Vice President/Senior  Emerging Markets Analyst,  Artha Capital Management,
     2005-2006; Director/Portfolio Manager, CDP Capital, 2002-2005.
(35) Vice  President,  Galleon  Group,  2005-2006;  Analyst,  Hambrecht  & Quist
     Capital Management,  2003-2005;  Junior Analyst,  Durus Capital Management,
     2003;  Anesthesiologist,  Beth Israel  Deaconess  Medical  Center,  Harvard
     Medical School, 2002-2003.
(36) Investment  Manager,  Pictet Asset Management  Limited,  2004-2007;  Summer
     Intern, Ritchie Capital Management, LLC, 2003; Senior Investment Associate,
     Putnam Investments, 1999-2002.
(37) Portfolio Manager, Merrill Lynch Investment Managers, 2001-2007.
(38) Equity Analyst, Evergreen Investment Management Company, 2004-2006.
(39) Vice  President,  Assurant,  2006-2007;  Assistant  Vice President - Senior
     Research Analyst, Delaware Investments, 2002-2006.

Item 27. Principal Underwriters.

                                       13

          (a)(1)  Delaware  Distributors,  L.P. serves  as principal underwriter for all the mutual funds in the Delaware Investments Family of
                  Funds.

          (a)(2)  Information  with  respect to each  officer and partner of the principal  underwriter  and  the Registrant is provided below.
                  Unless  otherwise  noted,  the principal  business  address of each  officer  and partner of Delaware  Distributors,  L.P. is
                  2005 Market Street, Philadelphia, PA 19103-7094.

-------------------------------- ----------------------------- ------------------------------
Name and Principal               Positions and Offices with    Positions and Offices with
Business Address                 Underwriter                   Registrant
-------------------------------- ----------------------------- ------------------------------
Delaware Distributors, Inc.      General Partner               None
-------------------------------- ----------------------------- ------------------------------
Delaware Capital Management      Limited Partner               None
-------------------------------- ----------------------------- ------------------------------
Delaware Investment Advisers     Limited Partner               None
-------------------------------- ----------------------------- ------------------------------
Theodore K. Smith                President                     None
-------------------------------- ----------------------------- ------------------------------
Philip N. Russo                  Executive Vice President      None
-------------------------------- ----------------------------- ------------------------------
Douglas L. Anderson              Senior Vice                   None
                                 President/Operations
-------------------------------- ----------------------------- ------------------------------
Jeffrey M. Kellogg               Senior Vice                   None
                                 President/Senior Product
                                 Manager/Communications
                                 Manager
-------------------------------- ----------------------------- ------------------------------
Brian L. Murray, Jr.             Senior Vice                   Senior Vice President/Chief
                                 President/Compliance          Compliance Officer
-------------------------------- ----------------------------- ------------------------------
David P. O'Connor                Senior Vice                   Senior Vice
                                 President/Strategic           President/Strategic
                                 Investment Relationships      Investment Relationships and
                                 and  Initiatives/General      Initiatives/General Counsel
                                 Counsel
-------------------------------- ----------------------------- ------------------------------
Robert E. Powers                 Senior Vice                   None
                                 President/Senior Domestic
                                 Sales Manager
-------------------------------- ----------------------------- ------------------------------
Richard Salus                    Senior Vice                   Senior Vice President/Chief
                                 President/Controller/         Financial Officer
                                 Treasurer/Financial
                                 Operations Principal
-------------------------------- ----------------------------- ------------------------------
James L. Shields                 Senior Vice President/Chief   None
                                 Information Officer
-------------------------------- ----------------------------- ------------------------------
Trevor M. Blum                   Vice President/Senior         None
                                 Consultant Relationship
                                 Manager
-------------------------------- ----------------------------- ------------------------------
E. Zoe Bradley                   Vice President/Product        None
                                 Management Manager
-------------------------------- ----------------------------- ------------------------------
Mary Ellen M. Carrozza           Vice President/Client         None
                                 Services
-------------------------------- ----------------------------- ------------------------------
Anthony G. Ciavarelli            Vice President/Associate      Vice President/Associate
                                 General Counsel/Assistant     General Counsel/Assistant
                                 Secretary                     Secretary
-------------------------------- ----------------------------- ------------------------------
David F. Connor                  Vice President/Deputy         Vice President/Deputy
                                 General Counsel/Secretary     General Counsel/Secretary
-------------------------------- ----------------------------- ------------------------------
Joel A. Ettinger                 Vice President/Taxation       Vice President/Taxation
-------------------------------- ----------------------------- ------------------------------
Matthew B. Golden                Vice President/Service        None
                                 Center
-------------------------------- ----------------------------- ------------------------------
Edward M. Grant                  Vice President/Senior         None
                                 Domestic Sales Manager
-------------------------------- ----------------------------- ------------------------------
Audrey Kohart                    Vice President/Financial      Vice President/Financial
                                 Planning and Reporting        Planning and Reporting
-------------------------------- ----------------------------- ------------------------------
Marlene D. Petter                Vice President/Marketing      None
                                 Communications
-------------------------------- ----------------------------- ------------------------------
Richard D. Seidel                Vice President/Assistant      None
                                 Controller/Assistant
                                 Treasurer
-------------------------------- ----------------------------- ------------------------------
Michael T. Taggart               Vice President/Facilities &   None
                                 Administrative Services
-------------------------------- ----------------------------- ------------------------------
Molly Thompson                   Vice President/Associate      None
                                 Product Management Manager
-------------------------------- ----------------------------- ------------------------------

                                       14

-------------------------------- ----------------------------- ------------------------------
Name and Principal               Positions and Offices with    Positions and Offices with
Business Address                 Underwriter                   Registrant
-------------------------------- ----------------------------- ------------------------------
Kathryn R. Williams              Vice President/Senior         Vice President/Associate
                                 Counsel/ Assistant Secretary  General Counsel/Assistant
                                                               Secretary
-------------------------------- ----------------------------- ------------------------------

          (b)(1)  Lincoln  Financial   Distributors,   Inc.  ("LFD")  serves  as
                  financial  intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

          (b)(2)  Information  with  respect  to each officer and partner of LFD
                  and  the  Registrant  is  provided  below.  Unless   otherwise
                  noted,  the principal    business   address of each officer and
                  partner  of LFD   is  2001  Market  Street,  Philadelphia,  PA
                  19103-7055.

-------------------------- --------------------------------- -----------------------------
Name and Principal                                             Positions and Offices
Business Address           Positions and Office with LFD          with Registrant
-------------------------- --------------------------------- -----------------------------
Terrance Mullen            President                                   None
-------------------------- --------------------------------- -----------------------------
Joel Schwartz              Vice President                              None
-------------------------- --------------------------------- -----------------------------
Nancy Briguglio            Vice President                              None
-------------------------- --------------------------------- -----------------------------
Daniel P. Hickey(1)        Vice President                              None
-------------------------- --------------------------------- -----------------------------
Karina Istvan              Vice President                              None
-------------------------- --------------------------------- -----------------------------
James Ryan                 Vice President                              None
-------------------------- --------------------------------- -----------------------------
Sharon G. Marnien          Vice President                              None
-------------------------- --------------------------------- -----------------------------

------------------------------------------------------------------------------------------
(1) 350 Church Street, Hartford, CT 06103
------------------------------------------------------------------------------------------

                  (c)      Not applicable.

Item 28.  Location  of  Accounts and Records.  All accounts and records required to be  maintained by Section  31(a) of the  Investment  Company Act of
          1940 and the rules under that  section are  maintained  at 2005 Market
          Street,  Philadelphia,  PA  19103-7094  and 430 W. 7th Street,  Kansas
          City, MO 64105.

Item 29.  Management Services.  None.

Item 30.  Undertakings.  Not applicable.

                                       15

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company  Act  of  1940,  the  Registrant  certifies  that  it  meets  all of the requirements for effectiveness of this Registration  Statement under Rule 485(b)
under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of  Philadelphia  and  Commonwealth  of  Pennsylvania  on this  30th day of
January, 2008.

                                 DELAWARE GROUP EQUITY FUNDS I

                                 By:            /s/ Patrick P. Coyne
                                                   Patrick P. Coyne
                                      Chairman/President/Chief Executive Officer

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement has been signed below by the following  persons in the  capacities and on the dates indicated:

Signature                      Title                            Date
------------------------------ -------------------------------- ----------------

/s/ Patrick P. Coyne           Chairman/President/Chief         January 30, 2008
Patrick P. Coyne               Executive Officer (Principal
                               Executive Officer) and Trustee

Thomas L. Bennett     *        Trustee                          January 30, 2008
Thomas L. Bennett

John A. Fry           *        Trustee                          January 30, 2008
John A. Fry

Anthony D. Knerr      *        Trustee                          January 30, 2008
Anthony D. Knerr

Lucinda S. Landreth   *        Trustee                          January 30, 2008
Lucinda S. Landreth

Ann R. Leven          *        Trustee                          January 30, 2008
Ann R. Leven

Thomas F. Madison     *        Trustee                          January 30, 2008
Thomas F. Madison

Janet L. Yeomans      *        Trustee                          January 30, 2008
Janet L. Yeomans

J. Richard Zecher     *        Trustee                          January 30, 2008
J. Richard Zecher

Richard Salus         *        Senior Vice President/Chief      January 30, 2008
Richard Salus                  Financial Officer (Principal
                               Financial Officer)

                            *By: /s/ Patrick P. Coyne
                                Patrick P. Coyne
                               as Attorney-in-Fact
                        for each of the persons indicated
                (Pursuant to Powers of Attorney previously filed)

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    EXHIBITS

                                       TO

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS
                      (Delaware Group Equity Funds I N-1A)

Exhibit No.       Exhibit

EX-99.h.2      Executed  Fund  Accounting and  Financial Administration Services
               Agreement  (October 1, 2007)  between  Mellon Bank,  N.A. and the
               Registrant

EX-99.i.2      Opinion and Consent of  Counsel (January  29,  2008) with respect to Delaware Mid Cap Value Fund attached as Exhibit No. EX-99.i.2.

EX-99.p.1      Code  of  Ethics  for  the  Delaware  Investments Family of Funds
               (November 2007)

EX-99.p.2      Code  of  Ethics  for Delaware  Investments (Delaware  Management
               Company,  a series of Delaware  Management  Business  Trust,  and
               Delaware Distributors, L.P.) (November 2007)